As filed with the Securities and Exchange Commission on March 5, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01800

U.S. GLOBAL INVESTORS FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – December 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

U.S. Global Investors Funds

Annual Report

December 31, 2018

Beginning on January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (800) 873-8637, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 873-8637, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all Funds held with U.S. Global Investors Funds.

U.S. Global Investors Funds

Annual Report

December 31, 2018

Table of Contents

Letter to Shareholders (unaudited)	1
Definitions for Management Teams’ Perspectives (unaudited)	7
Management Team’s Perspective (unaudited)	9
Portfolios of Investments	43
Notes to Portfolios of Investments	82
Statements of Assets and Liabilities	98
Statements of Operations	102
Statements of Changes in Net Assets	106
Notes to Financial Statements	112
Financial Highlights	127
Report of Independent Registered Public Accounting Firm	138
Trustees and Officers (unaudited)	140
Approval of Investment Advisory Agreement (unaudited)	142
Additional Information (unaudited)	147
Expense Example (unaudited)	149

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class
U.S. Government Securities Ultra-Short Bond Fund	UGSDX
Near-Term Tax Free Fund	NEARX
All American Equity Fund	GBTFX
Holmes Macro Trends Fund	MEGAX
Global Resources Fund	PSPFX
World Precious Minerals Fund	UNWPX
Gold and Precious Metals Fund	USERX
Emerging Europe Fund	EUROX
China Region Fund	USCOX

Institutional Class
Global Resources Fund	PIPFX
World Precious Minerals Fund	UNWIX

Atlantic Fund Services 3 Canal Plaza, Suite 600 Portland, ME 04101

U.S. Global Investors Funds	(unaudited)

Dear Fellow Shareholder,

King Dollar was on top in 2018, one of the few major assets to end the year in the black on steady interest rate hikes and robust economic growth in the U.S. But greenback strength is a double-edged sword, as you know. Although good for U.S. consumers, it can hamper exporters, commodities, oil, gold and more.

So will rates continue to rise in 2019? If so, the dollar will follow suit, putting additional pressure on other assets. I think there are a number of signs that the rate hike we saw in December could be the last one this cycle. Significantly, Federal Reserve Chairman Jerome Powell said that “we will be patient” with further tightening.

Under the circumstances, I’m very pleased with how well gold performed last year. It did what most investors expect it to do. Stocks began to sell off late in the year, boosting investor demand for safe haven assets. The yellow metal remarkably beat the S&P 500 Index for the month of December, the fourth quarter and the year. It’s also outperforming the market so far in the 21st century, even with dividends reinvested.

It wasn’t just physical gold that investors were drawn to. Inflows into global gold ETFs surged late in 2018, attracting as much as $3.1 billion, or 76 metric tons, in December alone, the best month of the year.

U.S. Global Investors Funds	(unaudited)

Is Gold Ready to Break Out?

Throughout the year, I saw multiple signs that lead me to believe that the gold market has found a bottom. One of those signs was Vanguard’s decision to change the name and investment strategy of its Precious Metals and Mining Fund. In September, the company lowered the fund’s exposure to metals and mining, from 80 percent to 25 percent, effectively orphaning gold investors and giving them no way to participate in a potential rally.

This isn’t the first time Vanguard has done this to investors. Back in 2001, it removed the word “gold” from what was then the Gold and Precious Metals Fund. The change coincided with a decade-long precious metals bull run that saw gold rally from an average price of $271 an ounce in 2001 to an all-time high of more than $1,900 in September 2011. That’s more than a sevenfold increase.

Another sign that this could be a bottom is the prevalence of merger and acquisition (M&A) activity among big-name gold producers. In September 2018, Barrick Gold and Randgold Resources announced a merger worth $6.5 billion, creating the world’s largest gold miner. That title didn’t stand for long, however, after Newmont Mining said it would be buying Goldcorp for a cool $10 billion. Whereas Barrick-Randgold produced a combined 6.6 million ounces of gold in 2017, Newmont-Goldcorp was responsible for as much as nearly 8 million ounces.

I see this news as positive overall for the metals and mining industry, which has long signaled the need for consolidation. As I explained in a Frank Talk Live segment back in October, it’s when an industry has found a bottom that you start to see big M&A deals. A couple of years

U.S. Global Investors Funds	(unaudited)

ago, the very talented people at Visual Capitalist showed in an infographic that mining M&As peaked in the aftermath of the financial crisis.

Gold Royalty Companies Are the “Best Bet,” Says Paradigm Capital

It’s no secret that I’m a fan of royalty and streaming companies such as Franco-Nevada and Wheaton Precious Metals. I’ve long admired these companies for generating profits and creating value, even when the metals market is flat or weak. We own significant positions in royalty and streaming companies in our Gold and Precious Metals Fund (USERX) and World Precious Minerals Fund (UNWPX).

Paradigm Capital reaffirmed my conviction in the royalty model. The Canadian investment dealer recently shared its research into the long-term performance of the various “tiers” in gold mining, from juniors to seniors, from explorers to developers. The royalty companies—which include not just Franco and Wheaton but also Royal Gold, Sandstorm and Osisko Royalties— are the “best bet” when seeking to “make money in gold equities,” according to Paradigm’s senior analyst, Don MacLean. He adds: “Royalty companies have the best business model in the sector, by far.”

Below, you can see that royalty companies have outperformed all other tiers, including gold itself. Royalty companies collectively delivered 16 percent in compound annual growth from 2004 to 2018. Put another way, they returned a massive 884 percent in cumulative change, compared to gold at 300 percent.

Many junior and senior producers have struggled over the same time period, but Paradigm writes that gold equities are like “coiled springs” and should outperform the precious metal if a “meaningful” gold rally of 10 percent or more occurs. At the end of 2018, large-cap seniors led the rally, followed by intermediates and royalty companies. This is in line with past gold

U.S. Global Investors Funds	(unaudited)

equity rallies, Paradigm says, as the largest producers have historically performed best at the start.

Diana Widmaier-Picasso, co-founder of Menē Photo courtesy of Menē

Active Management Can Help You Invest in Attractive Companies Before the Street Does

One of our favorite companies this past year was newcomer Mene, a gold and platinum jewelry designer and manufacturer. You might not have heard the name yet, but you could soon enough.

Founded in 2017 by Roy Sebag, co-founder of gold financial services firm Goldmoney, and Diana Widmaier-Picasso, granddaughter of—you guessed it—Pablo Picasso, Mene's mission is to disrupt the gold jewelry market by selling directly to the consumer and pricing its merchandise fairly and transparently. Unlike traditional sellers like Tiffany & Co. and Cartier, which sometimes have high premiums, Mene prices its jewelry based on the changing value of gold. It then charges a 15 percent to 20 percent design and production fee on top of that.

What also sets the company apart is that its jewelry—from earrings to necklaces, bracelets to charms—is made of 24-karat gold or platinum. No alloys, no insets of diamonds or other stones. That’s done to help the pieces retain their value over time.

Here at U.S. Global Investors, we believe gold is money and a timeless investment. Mene, which takes its name from the Aramaic word for “money,” has clearly run with that idea, going so far as to trademark the phrase “investment jewelry.”

It’s a business model that seems to have resonated with consumers and investors alike. In its first 10 months of operation, Mene did as much as $7 million in sales in more than 53 countries, as of October 2018.

The reason I tell you this is to highlight our potential ability to find and invest in little-known yet promising companies before they become overvalued. In the case of Mene, we managed to get in even earlier, before shares in the company were made available to the public. The jeweler went public on the Toronto Stock Exchange (TSX) in November, but thanks to active management and our industry relationships, we were able to buy shares privately seven months prior to that. So even before its stock was available to retail investors, Mene accounted for 2.46 percent of the Gold and Precious Metals Fund (USERX) as of September 30.

Fund Managers De-Risked in Favor of Bonds and Cash

Late last year, as volatility heightened, fund managers turned incredibly bearish on risk assets and bullish on defensive positions such as bonds, staples and cash. According to Zero Hedge’s analysis of a Bank of America Merrill Lynch report, December represented “the biggest ever one-month rotation into bonds class as investors dumped equities around the globe while bond allocations rose 23 percentage points to net 35 percent underweight.” What’s more, fund

U.S. Global Investors Funds	(unaudited)

managers’ average cash levels stood at 4.7 percent in November, above the 10-year average, according to Morningstar data.

Equity outflows were particularly pronounced. According to Lipper data, as much as $46 billion fled U.S. stock mutual funds and ETFs in the week ended December 13. That’s the most ever for a one-week period. It’s very possible that the selling was related to end-of-year tax-loss harvesting, but again, we’ve never seen outflows of that magnitude.

Within the bond category, ultrashort vehicles were most favored. In November, ultrashort bond funds, such as our U.S. Government Securities Ultra-Short Bond Fund (UGSDX), saw the greatest inflows compared to other categories, attracting a remarkable $5.7 billion. That’s the most in at least a decade, according to Morningstar.

Investors might also want to consider short-term municipal bonds, the kind our Near-Term Tax Free Fund (NEARX) invests in, as they’ve historically done well during times of geopolitical and economic uncertainty.

To get the latest insights and commentary on gold, commodities, emerging markets, bitcoin and much, much more, subscribe to our award-winning Investor Alert and to my personal CEO blog, Frank Talk. Both can be reached by visiting usfunds.com.

Thank you for your continued trust and confidence in U.S. Global Investors. We wish you and your family good health and prosperity in 2019.

Sincerely,

Frank E. Holmes

CEO and Chief Investment Officer

U.S. Global Investors, Inc.

U.S. Global Investors Funds	(unaudited)

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Foreside Fund Services, LLC, Distributor. U.S. Global Investors is the investment adviser.

Bond funds are subject to interest-rate risk; their value declines as interest rates rise. Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors. Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that the credit quality of a portfolio holding could decline, as well as risk related to changes in the economic conditions of a state, region or issuer. These risks could cause the fund’s share price to decline. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local taxes and at times the alternative minimum tax. The Near-Term Tax Free Fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes.

The Shanghai Composite Index (SSE) is an index of all stocks that trade on the Shanghai Stock Exchange. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index represents 20 commodities, which are weighted to account for economic significance and market liquidity. The Russell 2000 Index is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000. The Russell 3000 Index consists of the 3,000 largest U.S. companies as determined by total market capitalization. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

Fund portfolios are actively managed, and holdings may change daily. Holdings are reported as of the most recent quarter-end. Holdings in the Gold and Precious Metals Fund, World Precious Minerals Fund, Near-Term Tax Free Fund and U.S. Government Securities Ultra- Short Bond Fund as a percentage of net assets as of 12/31/2018: Barrick Gold Corp. 0.00%; Randgold Resources Ltd 0.00%; Newmont Mining Corp. 1.01% in Gold and Precious Metals Fund; Goldcorp Inc. 0.00%; Franco-Nevada Corp. 0.00%; Wheaton Precious Metals Corp. 2.50% in Gold and Precious Metals Fund, 0.20% in World Precious Minerals Fund; Royal Gold Inc. 0.00%; Sandstorm Gold Ltd. 3.22% in Gold and Precious Metals Fund; Osisko Gold Royalties Ltd. 1.07% in Gold and Precious Metals Fund, 1.31% in World Precious Minerals Fund; Mene Inc. 2.95% in Gold and Precious Metals Fund, 0.92% in World Precious Minerals Fund.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Definitions for Management Teams’ Perspectives	(unaudited)

Benchmark Index Definitions

Returns for indices reflect no deduction for fees, expenses or taxes, unless noted.

The Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index tracks the performance of U.S. Treasury Bills with a maturity of six to nine months.

The Bloomberg Barclays 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, that are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Greece, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents’ weights in the parent index.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P Global Natural Resources Index (Net Total Return) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining. The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, the S&P 500 and the S&P 600.

Other Index Definitions

The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index represents 20 commodities, which are weighted to account for economic significance and market liquidity.

Definitions for Management Teams’ Perspectives	(unaudited)

The Caixin China Manufacturing Purchasing Manager’s Index is a composite indicator designed to provide an overall view of activity in the manufacturing sector and acts as a leading indicator for the whole economy. When the PMI is below 50.0 this indicates that the manufacturing economy is declining and a value above 50.0 indicates an expansion of the manufacturing economy.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises (actual releases vs Bloomberg survey median).

The Consumer Price Index (CPI) is one of the most widely recognized price measures for tracking the price of a market basket of goods and services purchased by individuals. The weights of components are based on consumer spending patterns.

The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70 percent of the total market capitalization of The Stock Exchange of Hong Kong.

The MSCI Emerging Markets Europe Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging markets countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey).

The NAHB Housing Market Index is derived from a monthly survey, and gauges builder perceptions of current single-family home sales and sales expectations for the next six months, as well as rating traffic of prospective buyers. Scores from each component are then used to calculate a seasonally adjusted index where any number over 50 indicates that more builders view conditions as good than poor.

The Philadelphia Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

The Purchasing Manager’s Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

The S&P 500 Energy Index is a capitalization-weighted index that tracks the companies in the energy sector as a subset of the S&P 500.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

Management Team’s Perspective

Introduction

The U.S. Government Securities Ultra-Short Bond Fund (UGSDX) is designed to be used as an investment that takes advantage of the security of U.S. Government bonds and obligations, while simultaneously pursuing a higher level of current income than money market funds offer. The fund’s dollar-weighted average effective maturity is two years or less.

Performance Graph

U.S. Government Securities Ultra-Short Bond Fund

Average Annual Performance	For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year
U.S. Government Securities Ultra-Short Bond Fund	1.15%	0.60%	0.32%
Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index	1.81%	0.65%	0.46%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations and reimbursements to maintain a minimum yield, without which returns would have been lower. The above returns for the U.S. Government Securities Ultra-Short Bond Fund include the fund’s results as a money market fund through the date of its conversion (December 20, 2013) to an ultra-short bond fund, and therefore are not representative of the fund’s results had it operated as an ultra-short bond fund for the full term of the periods shown. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 1.03%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time. In addition, returns may include the effects of additional voluntary waivers of fees and reimbursements of expenses by the Adviser, including waivers and reimbursements to maintain a minimum net yield for the fund.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

2018 started off with synchronized global growth across key economies. However, within a few months, it became clear that growth trajectories between the U.S. and the rest of the world were diverging. U.S. bonds were affected in 2018 as a result of the surge in GDP growth following the December 2017 tax cut and the steady pace of Federal Reserve rate hikes. Personal income tax cuts, together with low unemployment, boosted household disposable income and powered strong consumer spending growth. A lower corporate tax rate, combined with a continued U.S. boom in oil and gas fracking, supported business investment. A congressional budget deal in February led to strong U.S. military spending, while spending by state and local governments also picked up. Faster GDP growth led to tight labor markets and rising inflation. In response, the Fed continued down the path of rate normalization and the unwinding of quantitative easing, increasing interest rates four times during the year and boosting rates by a cumulative 100 basis points. While higher interest rates began impacting the economy, U.S. trade tariffs instituted throughout the year also hurt growth, both domestically and abroad. One sector hit by the Fed’s moves was the interest-sensitive housing market, where sales and construction slowed in 2018.

Interest rates were very volatile throughout the year, and a general flattening trend saw a part of the yield curve (three-year/five-year yields) invert for the first time since 2007. Long yields made fresh multi-year highs in 2018, with the 10-year Treasury yield’s move above the prior highs of 2013 and 2014 at the 3 percent to 3.05 percent range, to its 2018 high of 3.25 percent in October. Following a retest of the 3.05 percent breakout in late October, the long yield attempted a move to new highs but failed to move past 3.25 percent. The ensuing move lower was swift, with the 10-year yield ending 2018 at 2.68 percent. The short end of the curve spent most of 2018 rising faster than the long end, and thus the two-year/10-year spread flattened to its narrowest spread in a decade.

Investment Highlights

The U.S. Government Securities Ultra-Short Bond Fund returned 1.15 percent for the year ended December 31, 2018, underperforming its benchmark, the Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index, which returned 1.81 percent.

Current Outlook

2019 is shaping up as a year where volatility will persist as investors await clarity around policy decisions from central banks and monitor trade negotiations between the U.S. and China. The Fed’s renewed focus on contained inflation, risk management and a lack of certainty about equilibrium or neutral rates suggests a more dovish direction moving forward. Furthermore, monetary policy has been tightening for two years and fiscal stimulus is waning. As a result, the economy is facing a more serious moderation in growth and inflation, and as such the Fed is likely to act cautiously regarding its policy path.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Portfolio Allocation by Issuer Based on Total Investments	December 31, 2018
Federal Farm Credit Bank	75.6%
Federal Home Loan Bank	24.4%
Total	100.0%

Portfolio Allocation by Maturity		December 31, 2018
1-3 Months	$11,990,725	27.9%
3-12 Months	17,482,071	40.7%
1-3 Years	13,498,054	31.4%
	$42,970,850	100.0%

Near-Term Tax Free Fund	(unaudited)

Management Team’s Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) seeks to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years.

Performance Graph

Near-Term Tax Free Fund

Average Annual Performance	For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	0.73%	1.19%	2.10%
Bloomberg Barclays 3-Year Municipal Bond Index	1.76%	1.16%	1.99%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 0.99%. The Adviser has contractually agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 0.45% on an annualized basis through April 30, 2019.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review – Economic and Political Issues that Affected the Fund

Looking back on 2018, the municipal market was pressured in the first quarter as a result of the interest-rate environment, stronger inflation data and rising bond yields. The Federal Reserve raised interest rates again at its mid-March policy meeting, bringing the federal funds rate to a 1.50 percent to 1.75 percent range. The Fed also alerted investors they should expect another two rate hikes later in the year, followed by three more in 2019. After running below the Fed’s 2 percent target rate for most of the previous six

Near-Term Tax Free Fund	(unaudited)

years, inflation data started to firm up throughout the quarter. As a result, a majority of Fed members believed inflation would rise above the 2 percent threshold throughout 2018. During the first quarter, the front end of the curve outperformed the long end, while lower quality credit outperformed higher quality. Technical conditions were impacted by the record $62.5 billion in supply that was pulled forward and priced ahead of the passage of the Tax Cuts and Jobs Act in December 2017. The pull forward led to a new-issue total of $63 billion in the first quarter, down roughly 32 percent from the previous year. As expected, the elimination of advanced refundings had a significant negative impact on supply as well.

Municipal bonds had positive returns in the second quarter as demand improved following the U.S. Treasury-led selloff in the first quarter. New municipal bond issuance totaled $96 billion in the second quarter, down 12 percent from the previous year. Both municipal and U.S. Treasury yields were volatile during the quarter. The 10-year Treasury bond yield surpassed 3.1 percent in May, reaching its highest level since 2011. By the end of the month, bond yields had declined. Municipals outperformed Treasuries on a total return basis on both the short and long end of the curve. For the first time since the financial crisis, banks reduced their municipal bond holdings as a result of the corporate tax cuts enacted in December 2017, which made municipal bonds less appealing. Demand picked up from households in many high-tax states such as California and New York. The Tax Cuts and Jobs Act of 2017 capped the state and local tax deduction (SALT) at $10,000. The change in the SALT deduction made the attractiveness of municipal bonds increase in certain high-tax locations. The Fed raised rates in June to a 1.75 percent to 2.00 percent target range and anticipated to carry out two more rate hikes in the remainder of the year. Inflation moved higher during the quarter, while U.S. economic data on job creation, consumer spending, housing and manufacturing and services generally remained robust, keeping the economy on its upward trajectory.

During the third quarter, municipal bonds fell short of Treasuries’ performance due to more than expected supply coming to the secondary market. The Federal Reserve raised the federal funds rate to a target range of between 2.00 percent and 2.25 percent in September and announced it expected one more rate increase in 2018 and three more in 2019. Noting the strength of the U.S. economy and inflation near the 2 percent target, the Fed removed language that interest rate policy would remain “accommodative.” Standard & Poor’s (S&P) released a September 2018 report in which it subjected state financial operations to the stresses of moderate and severe recessions and then compared 2018 reserves to expected drawdowns. Only 20 states had reserves sufficient to cover loss of revenue and increased social service spending during a moderate recession, and overall the states showed an average revenue shortfall of 9.9 percent. S&P went further and made adjustments for dependence on more cyclical revenue streams, level of social-service spending and fixed costs, including pensions. After the adjustments, 14 states were considered low risk, 21 moderate and 14 elevated. S&P contended, however, that states have the capacity to make fiscal adjustments in response to a downturn. S&P also noted, however, that there were 19 state downgrades from the beginning of 2016 through August 2018, compared with just four upgrades, and observed that this ratio was abnormal this far into a recovery.

In the last quarter of the year, the Fed raised the federal funds rate in December to a target range of 2.25 percent to 2.50 percent, for a grand total of four quarter-point hikes in 2018. The Fed lowered its inflation and growth expectations for 2019 and subsequently reduced its rate hike projections for the following year from three hikes to two. Although Fed Chair Powell was arguably “dovish” at the December press conference, markets were hoping for more flexibility as they navigate the balance sheet tapering. Municipal bonds ended the quarter on positive performance that was on par with their taxable peers, assisted by a sell-off in equity markets that led to fixed-income and other safe haven demand.

Investment Highlights

For the year ended December 31, 2018, the Near-Term Tax Free Fund returned 0.73 percent, underperforming its benchmark, the Bloomberg Barclays 3-Year Municipal Bond Index, which gained 1.76 percent.

Strengths

●	The fund’s allocation to bonds from New Jersey, Utah and South Carolina outperformed.

●	The fund benefited from its allocation to airports, higher education and school district bonds, which all outperformed.

Near-Term Tax Free Fund	(unaudited)

●	The fund’s allocation toward the short-end of the yield curve outperformed.

Weaknesses

●	The fund’s allocation to bonds from New York and Missouri underperformed.

●	The fund’s exposure to housing and utilities bonds underperformed.

●	The fund’s allocation towards the long end of the yield curve underperformed.

Current Outlook

Opportunities

After hiking interest rates four times in 2018, the Federal Reserve seems open to keep increases on hold at least through early 2019. Although hard economic data has generally remained solid in the U.S., signs of a slowdown in the rest of the world and a muted inflation environment provide leeway for the Fed to wait and see how the economy evolves. Chairman Powell affirmed that there is no preset path for rates and that the Fed will be agile in shifting its policy if necessary to keep the economy strong. This stance is positive for financial markets broadly, and creates the backdrop for a calmer interest rate environment that is especially supportive for fixed income assets.

Threats

State and local government sectors could come under pressure if the U.S. economy slows enough to constrain revenues from sales and income tax receipts. State governments may be forced to rein in their spending, while pension underfunding remains a significant concern.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Area Concentrations
(Based on Net Assets)	December 31, 2018
Texas	26.11%
New York	11.87%
Florida	9.33%
Washington	6.24%
Illinois	4.87%
South Carolina	2.98%
Missouri	2.89%
Pennsylvania	2.81%
Michigan	2.54%
North Carolina	2.54%
Total Top 10 Areas	72.18%

Near-Term Tax Free Fund	(unaudited)

Municipal Bond Ratings*
Based on Total Municipal Bonds	December 31, 2018
Bond	Percentage
AAA	12.5%
AA	62.6%
A	18.2%
BBB	6.0%
Not Rated	0.7%
Total	100.0%

*	Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit quality ratings for each issue are obtained from Moody’s and S&P Global Ratings, and the higher rating for each issue is used.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Management Team’s Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

The Holmes Macro Trends Fund (MEGAX) invests in companies with good growth prospects and strong positive earnings momentum. The fund’s primary objective is to seek long-term capital appreciation.

Performance Graphs

All American Equity Fund

Average Annual Performance		For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year
All American Equity Fund	(6.07)%	(0.61)%	6.86%
S&P 500® Index	(4.38)%	8.49%	13.12%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 1.79%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Average Annual Performance		For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year
Holmes Macro Trends Fund	(8.28)%	1.87%	8.56%
S&P Composite 1500 Index	(4.96)%	8.25%	13.20%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 1.83%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review – Economic and Political Issues that Affected the Funds

In 2017, the S&P 500 Index set a record of 12 consecutive months of price appreciation. This was an accomplishment that has not occurred for over 90 years. But as investors, we understand prices don’t continue to drift higher without checking investor sentiment, and it was definitely checked in 2018.

Early in the year, the tax cuts continued to help the markets find traction and propelled the market higher until around October. The dollar remained strong all year, creating a small headwind for U.S. exports. And as almost every global market slowed or stopped quantitative easing—the exception being Japan—the Federal Reserve raised rates four times. The market didn’t appear to care, however, until late in the year.

In October the markets started to fall apart as tariff talks caused investors to question economic growth patterns. Investors’ emotions created so much disquiet that we were left with the worst December performance since 1931. The capitalization-weighted S&P 500 fell 4.39 percent, with dividends reinvested.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

With regard to investing style, growth stocks were the strongest for the year. Although they fell 0.01 percent (including dividends), they still outperformed value, which lost 8.97 (including dividends). Health care was the strongest sector of the year, up 4.6 percent. The S&P 500 Energy Index declined 20.5 percent. West Texas Intermediate (WTI) crude fell 24.8 percent, with the majority of the losses happening between October and the end of the year. The commodity closed the year at $45 per barrel.

Investment Highlights

The Holmes Macro Trends Fund (MEGAX) fell 8.28 percent in 2018, underperforming its benchmark, the S&P Composite 1500 Index, which gave back 4.96 percent. The All American Equity Fund (GBTFX) declined 6.07 percent for the year, underperforming its benchmark, the S&P 500 Index.

Overall growth-oriented stocks outperformed value and dividend-oriented companies, while the lagging sectors, energy and materials, just didn’t grab investor attention. The primary driver of underperformance in 2018 was the fact that the funds had more exposure to smaller and growth-oriented companies than their benchmarks. Our investment model was effectively out of favor with money flows, evidenced by the fact that the market did not reward securities we selected based on growth metrics. We believe this is transitory and that our growth at a reasonable price (GARP) investment style will ultimately be rewarded.

Our funds are actively managed, and because the holding period is generally not a consideration in investment decisions, the portfolios’ turnover rate might fluctuate from year to year as the funds adjust their portfolio composition. The funds’ annual portfolio turnovers were, and are expected to continue to be, more than 100 percent.

All American Equity Fund

Strengths

●	The fund’s allocation in consumer staples and utilities helped fund performance.

●	Stock selection was better than the index in the industrials and consumer staples sectors.

●	Ball Corporation, Valero Energy and Keurig Dr Pepper were the best contributors to fund performance.

Weaknesses

●	The fund’s allocation in financials and energy didn’t seem to add to the bottom line.

●	Investments in Constellation Brands, Affiliated Managers Group and Southwest Airlines were the worst contributors to performance.

Holmes Macro Trends Fund

Strengths

●	Stock selection was strong in information technology and consumer staples companies.

●	The fund’s underweight position in technology was beneficial, as was the fund’s overweighing of the consumer discretionary sector.

●	Medifast and Electro Scientific Industries were among the best performers in the fund.

Weaknesses

●	Sector allocations in the energy and materials sectors did not perform as well as anticipated.

●	Stock selection in the consumer discretionary and health care sectors seemed to be a drag on the fund.

●	Cutera and Chemours failed to live up to expectations and were among the worst contributors to the fund’s performance.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Current Outlook

Opportunities

●	Strong hiring in 2018 pushed the unemployment rate to its lowest level in almost 50 years, with jobless rates near 3.7 percent for the end of the year. As such, workers saw the fastest wage growth in nine years.

●	The University of Michigan said its consumer sentiment index reading at the end of the year was unchanged at 97.5, keeping most of the gains consumers have registered over the last two years. The last time the sentiment index was consistently above 90 was between 1997 and 2000, when it recorded a four-year average of 105.3.

●	U.S. consumer spending gathered momentum the last quarter of the year, with retail sales rising 0.9 percent in December, helping to calm investor fears of an imminent economic slowdown.

Threats

●	Goldman Sachs predicts that 2019 will be another poor year for risk-adjusted investment returns due to slowing economic growth, shrinking central bank balance sheets and continued bouts of volatility. UBS Group wealth managers wrote that gold may rise to $1,300 an ounce in 2019 as volatility grows.

●	The Commerce Department showed a steep drop in new orders for U.S. manufactured goods. Factory orders tumbled 2.1 percent in the third quarter. Durable goods orders led the way lower, dropping 4.3 percent amid a 12 percent plunge in orders for transportation equipment.

●	OPEC producers and allies surprised the market with a larger-than-expected deal to reduce output. The group will collectively curb production by 1.2 million barrels a day, higher than the 1 million barrel-a-day scenario that was earlier floated.

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

All American Equity Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2018
CMS Energy Corp.	5.19%
Electric - Integrated
Yum! Brands, Inc.	4.40%
Retail - Restaurants
Mondelez International, Inc.	4.00%
Food - Miscellaneous/Diversified
Amgen, Inc.	3.72%
Medical - Biomedical/Genetics
Zoetis, Inc.	3.71%
Medical - Drugs
Visa, Inc.	3.70%
Finance - Credit Card
Baxter International, Inc.	3.59%
Medical Products
Cognizant Technology Solutions Corp.	3.47%
Computer Services
Tyson Foods, Inc.	3.38%
Food - Meat Products
American Tower Corp. REIT	3.23%
REITS - Diversified
Total Top 10 Equity Holdings	38.39%

Portfolio Allocation by Industry Sector*
Based on Total Investments	December 31, 2018
Consumer, Non-cyclical	27.9%
Financial	18.3%
Consumer, Cyclical	18.2%
Technology	12.9%
Energy	7.4%
Utilities	5.6%
Exchange Traded Funds	5.0%
Industrial	3.2%
Other	1.5%
Total	100.0%

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2018
Kimberly-Clark Corp.	4.61%
Consumer Products - Miscellaneous
AbbVie, Inc.	4.43%
Medical - Drugs
Ciena Corp.	4.21%
Telecom Equipment Fiber Optics
TEGNA, Inc.	4.00%
Television
The Home Depot, Inc.	3.76%
Retail - Building Products
Pool Corp.	3.71%
Distribution/Wholesale
S&P Global, Inc.	3.67%
Commercial Services - Finance
Trex Co., Inc.	3.42%
Building & Construction Products - Miscellaneous
Ingevity Corp.	3.18%
Chemicals - Specialty
Electro Scientific Industries, Inc.	2.94%
Lasers - System/Components
Total Top 10 Equity Holdings	37.93%

Portfolio Allocation by Industry Sector*
Based on Total Investments	December 31, 2018
Consumer, Non-cyclical	31.9%
Communications	16.1%
Industrial	14.7%
Consumer, Cyclical	13.4%
Basic Materials	9.6%
Exchange Traded Funds	5.4%
Financial	3.6%
Technology	3.5%
Other	1.8%
Total	100.0%

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund	(unaudited)

Management Team’s Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of seeking long-term growth of capital while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, coal, alternative energies, chemicals, mining, iron and steel, and paper and forest products around the globe.

Performance Graph

Global Resources Fund

Average Annual Performance			For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	(25.48)%	(12.17)%	0.46%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	(24.66)%	(11.42)%	n/a	(4.56)%
S&P 500® Index	(4.38)%	8.49%	13.12%	11.91%
S&P Global Natural Resources Index (Net Total Return)	(13.08)%	(1.12)%	2.59%	0.20%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 1.59% for the Investor Class and 3.55% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time. See Definitions for Management Teams’ Perspectives for index definitions. Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Resources Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

The Bloomberg Commodity Index dropped 13 percent in 2018, posting its first decline in three years. All major commodities dropped, with crude oil, copper and gold prices falling 25, 20 and 1.6 percent respectively. Prospects for a trade war between China and the U.S., following President Donald Trump’s imposing tariffs on certain imports of Chinese goods, set off negative investor sentiment toward growth, specifically in China, the world’s largest consumer of raw materials.

These trade war fears were exacerbated by the global manufacturing sector slowdown, following a two-year global synchronized upward trajectory in manufacturing activity. This was evidenced by JP Morgan’s Global Manufacturing Purchasing Manager’s Index (PMI) barometer, which peaked in December 2017 at 54.5, and fell steadily to fresh lows of 51.5 in December 2018. China’s manufacturing sector actually contracted in December, after weakening throughout the year. U.S. and eurozone manufacturers also ended the year with a lower reading.

Crude oil’s drop was driven by the rapid and unexpected volume growth out of U.S. producers, which led the nation to become the world’s largest producer of crude, ahead of Russia and Saudi Arabia. This supply shock was made worse by waivers to U.S. sanctions on Iran, which allowed certain nations to continue importing Iranian crude. The price drop was only marginally offset by a fresh agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to limit production.

The base metals complex, highly susceptible to manufacturing activity globally, dropped as fears of a trade war between the U.S. and China raised concerns over China’s ability to maintain its gross domestic product (GDP) growth forecasts. Copper, nickel and zinc posted double-digit drops in 2018, a reflection of lower GDP and PMI readings, suggesting weaker demand for the metals.

Gold was the best performing major commodity in 2018, declining marginally by 1.6 percent, after posting two consecutive annual advances. The weaker global PMIs, coupled with an earnings’ slowdown in the U.S., have resulted in Federal Reserve officials communicating a slower pace to the ongoing tightening cycle.

Investment Highlights

Overview

For the year ended December 31, 2018, the Investor Class of the Global Resources Fund dropped 25.48 percent and the Institutional Class dropped 24.66 percent, trailing the fund’s benchmark, the S&P Global Natural Resources Index (Net Total Return), which dropped 13.08 percent.

The fund employed a defensive investment position targeting value-driven opportunities with lower-than-average beta. However, to maintain varying degrees of investment exposure to the commodities market, the fund utilized a number of rolling call option positions to hedge the fund’s benchmark risks and provide optionality to upswings in commodities stocks. The options hedging model was highly successful in early 2018, but later offset by paying premiums that expired out of the money. The fund has greater exposure to income-yielding securities, and as such pays a yield in excess of 4 percent, the highest dividend yield of any of its peers.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

●	The U.S. dollar slipped from its 2018 high as Federal Reserve Chairman Jerome Powell hinted he's ready to pause rate hikes while he assesses risks to the U.S. economy. Major economists now

Global Resources Fund	(unaudited)

coincide that a weaker U.S. dollar may be in the cards, which conversely should benefit commodity prices and overall import demand from emerging markets.

●	The fund’s overweight in precious metals, renewable energy, oil services, oil refiners and oil explorers and producers (E&Ps) as well as its underweight in industrials stocks had a positive contribution to the fund in excess of its benchmark. The fund’s cash holdings also provided a positive contribution.

●	The fund had superior stock selection in the precious metals, industrials, oil services and integrated oil sectors. The best performing stocks were OceanaGold, EVRAZ and Grupa Lotos.

Weaknesses

●	The Bloomberg Commodity Index, a measure of a basket of commodities, ended the year down for the first time in three years. All major commodities dropped, with crude oil, copper and gold prices falling. Prospects for a trade war between China and the U.S. set off negative investor sentiment toward growth, specifically in China, the world’s largest consumer of raw materials.

●	The fund’s overweight in junior resource stocks and industrial chemicals, as well as its underweight in integrated oil, base and industrial metals stocks, had a negative contribution to the fund relative to its benchmark.

●	The fund had inferior stock selection in the oil refiners, oil E&Ps, agricultural and industrial chemical sectors. The worst performing stocks were CruzSur Energy (formerly Pentanova Energy), Pacific Infrastructure and Daqo New Energy.

Current Outlook

Opportunities

●	Goldman Sachs, Morgan Stanley and Citi all agree that commodities as a complex are compelling. Interestingly, there have been seven Fed rate hike cycles over the past 50 years, and all but one of those cycles have coincided with commodities outperforming the market.

●	Japanese bank Nomura is bearish on the U.S. dollar. The bank notes that U.S. growth is already losing momentum, and even with a few more hikes, Fed policy rates would settle at their lowest level in history for the end of a hiking cycle. The punchline is that “U.S. yields are simply not high enough to make up for the U.S. growing twin deficits, and lack of foreign capital inflows,” concludes the report.

●	China is taking steps to address U.S. complaints that Beijing engages in unfair trade practices. The Wall Street Journal reported: “Chinese officials are also considering making changes to the Made in China 2025 Plan, a state-led industrial policy aimed at enabling Chinese companies to dominate a number of industries such as artificial intelligence and robotics.” This policy is a focal point of the U.S. complaints against China.

Threats

●	The main issue for base metals in 2019 is whether Chinese infrastructure stimulus can offset slowing property demand, according to BMO analysts. “It is fair to say the jury is still out on whether efforts thus far are sufficient,” referring to the amount of stimulus promised by Chinese Premier Li Keqiang, and the central bank.

●	The strength of U.S. economic indicators appears to be fading. The Citigroup U.S. Economic Surprise Index, which measures whether economic data have exceeded or fallen short of analysts’ estimates, fell to the lowest in more than a year. The Fed’s Beige Book report showed fading optimism over growth prospects at U.S. firms even as most districts continued to report a modest expansion.

Global Resources Fund	(unaudited)

●	The U.S. NAHB Housing Market Index declined to 56 points in December versus 60 points the previous month, and dropped to the lowest level since May 2015. In addition, the drop now constitutes the largest two-month drop since October 2001, highlighting the negative momentum in a key end market for natural resources.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2018
Pacific Infrastructure Ventures, Inc.	6.76%
Real Estate Operating/Development
OceanaGold Corp.	2.37%
Gold Mining
Grupa Lotos SA	2.23%
Oil Refining & Marketing
Vestas Wind Systems A/S	2.21%
Energy - Alternate Sources
Centamin PLC	2.20%
Gold Mining
Polskie Gornictwo Naftowe i Gazownictwo SA	2.19%
Oil Companies - Integrated
Anglo American PLC	2.11%
Diversified Minerals
Hudbay Minerals, Inc.	2.10%
Metal - Copper
AGL Energy, Ltd.	2.00%
Electric - Integrated
China Shenhua Energy Co., Ltd.	2.00%
Coal
Total Top 10 Equity Holdings	26.17%

Global Resources Fund	(unaudited)

Portfolio Allocation by Industry Sector*
Based on Total Investments	December 31, 2018
Metals & Mining	29.8%
Oil, Gas & Consumable Fuels	16.2%
Chemicals	15.5%
Precious Metals & Minerals	7.6%
Real Estate	7.3%
Electric - Generation	5.0%
Building Products	4.9%
Energy Equipment & Services	3.7%
Paper & Forest Products	3.1%
Other	6.9%
Total	100.0%

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Management Team’s Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and mining companies. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective.

World Precious Minerals Fund

Average Annual Performance			For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	(31.67)%	(4.19)%	(4.25)%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	(31.20)%	(3.72)%	n/a	(10.95)%
S&P 500® Index	(4.38)%	8.49%	13.12%	11.91%
NYSE Arca Gold Miners Index	(8.21)%	1.22%	(3.38)%	(6.92)%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 1.85% for the Investor Class and 2.23% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time. See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund

Average Annual Performance		For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	(14.29)%	2.90%	(1.98)%
S&P 500® Index	(4.38)%	8.49%	13.12%
FTSE Gold Mines Index	(10.04)%	1.69%	(4.32)%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 1.66%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review - Economic and Political Issues that Affected the Funds

Gold started the year above $1,300 an ounce, but by the end of the first quarter, momentum was waning and the dollar started to pick up strength, particularly against the Turkish lira, as economic conditions worsened. It was reported in April that the Turkish central bank transferred approximately 220 tons of its gold reserves stored in the U.S. Federal Reserve system back to Turkey and that two other banks were in the process of transferring 95 tons of gold reserves from the U.S. back to Turkey. The race was then on to see who could front-run their sell before Turkey hit the market. Hedge funds and other large speculators pared bullish bets on bullion to the lowest in more than two years. Gold racked up six consecutive months of declines, its longest losing streak in five years, and pushed the gold futures market for speculators to the first net short position since late 2001.

Turkey’s gold selling found many central banks were willing buyers. The World Gold Council (WGC) reported that central banks added a net total of 193.3 tonnes of gold to their reserves in the first six months of 2018, representing an 8 percent increase from the same period in 2017, and the strongest first half of

Precious Metals and Minerals Funds	(unaudited)

the year since 2015. Russia has been a steady buyer of gold, and India, Poland and Hungary also added to their gold reserves in 2018.

The U.S. Treasury reported that Russia sold $81 billion worth of U.S. government debt and bought more gold in July than in any other month in 2018. The yuan’s share in the Russian central bank’s foreign-exchange and gold assets almost tripled in a matter of three months, jumping from only 1 percent in the third quarter to 2.8 percent. “The rise in the share of yuan assets reflects Russia’s intentions to diversify away from major currencies. The International Monetary Fund (IMF) approved adding the yuan, China’s currency, into the IMF’s foreign exchange basket. This is the first time the IMF has ever added a new currency to its foreign exchange basket. The IMF’s acceptance opens the door for potentially putting the yuan on par with the U.S. dollar,” according to Reuters.

By September, the urgency of the currency crisis in Turkey had abated and by the middle of the month we began seeing weekly updates of its central bank adding to its gold holdings after selling off about 15 percent of its reserves. With these weekly updates of growing gold reserves in Turkey, gold prices closed out the year with three consecutive monthly gains. Although gold finished the year with a negative return, it did outperform the S&P 500 Index for the year.

For the exploration & development gold companies, access to capital in 2018 was a major impediment. Many investment banks have left aside the business of funding smaller mining projects, leaving an opening for less traditional sources of capital for raising money. RBC Capital Markets reported that of the approximately $925 million raised by junior precious metals companies for the first part of 2018, only 14 percent has come from traditional equity sources, with the rest from alternative lenders such as royalty and streaming companies. The shift in funding has largely been driven by investors blindly buying gold mining stock ETFs for the exposure to gold’s beta, and not conducting any due diligence on the investment merits of the underlying securities held by the ETF.

At the end of July, Vanguard announced that it was restructuring and changing the name of its $2.3 billion Precious Metals and Mining Fund. The fund, renamed the Global Capital Cycles Fund, reduced its exposure to mining stocks to just 25 percent from 80 percent. This move showed that negative sentiment and bearishness on gold and precious metals had hit a bottom, as Vanguard is one of the largest fund companies. Its rotation out of gold mining stocks could lead to some near-term weakness in share prices but could certainly be a buying opportunity as well. In terms of timing, Avi Gilbert, creator of Elliotwavetrader.net, noted: “You don’t see these types of moves at market tops.”

The net result is that there are many cheap non-index gold companies that may see the first benefits of industry consolidation as the seniors scramble to replace their depleting resource base and falling production profile. Gold company CEOs, however, are paralyzed with fear that they will lose their jobs (finally) if they do one more bad deal. The world’s major gold producers had cut back on mergers and acquisitions (M&As) with industry transactions totaling just $8.95 billion in 2017, tumbling by a third from the previous year, according to Bloomberg. In a rush to boost output in 2011, when gold was at an all-time high of $1,921.17 an ounce, companies spent a record $38.7 billion on acquisitions.

Barrick Gold, the world’s largest producer of gold, reported a decline in first-quarter production as planned maintenance weighed on output, as expected. The gold miner produced only 1.05 million ounces in the first quarter of the year, which is the lowest quarterly production amount for Barrick in 16 years. This emphasized the notion that the world may have hit “peak gold” supply, where most of the world’s gold has already been discovered, and it’s become much more difficult to find new deposits. 2018 may well have been the year when shareholder activism in the gold space wrecked management’s perverse malaise. Paulson & Co launched a successful bid to oust the management and board of Detour Gold by year end. Gold giant Barrick, likely seeing the writing on the wall, announced a friendly merger with Randgold Resources to bring its highly successful management team into Barrick to create the world’s largest gold mining company. Mark Bristow, CEO of Randgold, will be become the CEO of the newly combined company. The installment of Bristow may mark a shift from gold mines being run by financial “artists” back to true scientists.

Investment Highlights

For the year ended December 31, 2018, the World Precious Minerals Fund Investor Class lost 31.67 percent, and the Institutional Class fell 31.20 percent. The fund’s benchmark, the NYSE Arca Gold Miners Index, declined 8.21 percent on a total return basis.

Precious Metals and Minerals Funds	(unaudited)

The strategy of the World Precious Minerals Fund favors junior exploration and development stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer periods, as senior gold miners have typically acquired proven assets of junior gold companies rather than explored for new mining projects with capital-constrained budgets.

The Gold and Precious Metals Fund declined 14.29 percent for the year, slightly underperforming its benchmark, the FTSE Gold Mines Index, which fell 10.04 percent on a total return basis. While focusing on established, gold-producing companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark.

Both funds employed a defensive investment position from time to time in the past year with higher-than-average cash balances on hand to protect the liquidity of the funds. However, to maintain varying degrees of investment exposure to the gold market, the funds utilized some call options positions and directional ETFs, which are more liquid than options, to hedge the funds’ benchmark risks and provide optionality to upswings in gold stocks.

Gold finished the year down just 1.58 percent, while silver fell 8.53 percent. Palladium ended the year strongest with a gain of 18.59 percent, primarily driven by a shift in Europe to gasoline engines from diesel and a greater need for pollution reduction, particularly in China. This increases the demand for palladium, which is used in pollution-scrubbing catalytic converters. Platinum sank 14.49 percent on weakening demand relative to palladium.

Strengths

●	Wesdome Gold Mines became our largest position over the course of the year and was the best contributor to returns for both Gold and Precious Metals Fund (USERX) and World Precious Minerals Fund (UNWPX) with a 103.53 percent return.

●	St Barbara was the second best dollar gainer for USERX, with a 17.89 percent gain. The second best contributor to UNWPX was avoiding the third largest gold mining company, Goldcorp, which fell 22.95 percent in the past year.

●	Kirkland Lake Gold was the third best performer for USERX, with a 22.02 percent gain, before the fund took final profits following returns that approached 200 percent in the prior year. The third best contributor to UNWPX was Canyon Resources, which surged almost threefold on the awarding of the Martap Bauxite license in Cameroon.

Weaknesses

●	Rye Patch Gold was the biggest detractor for USERX, losing 44.33 percent before being taken over by Alio Gold on poor restart results for the Florida Canyon Mine in Nevada. For UNWPX, tax-loss selling played a role in pushing down returns across the junior mining and exploration space as we closed out the year. Barsele Minerals, despite finishing the first nine months of the year with positive returns, was our most significant dollar decliner with a price drop of 46.82 percent by year end on no negative headline news.

●	Leagold Mining was the second biggest dollar detractor for USERX with the share price down 39.39 percent for the year. TriStar Gold, down 38.18 percent, was the second largest dollar detractor for UNWPX, with the bulk of the losses coming in the fourth quarter.

●	In the third quarter, Anglogold Ashanti hired Kevin Dushnisky, co-president of Barrick Gold, as its new CEO. USERX did not own any Anglogold, but the market seemed to reward the change in leadership with the shares finishing the year up 22.41 percent. There was little material news to support the rerating. Roxgold finished the year down 46.92 percent and was the third worst performer for UNWPX. One of the largest holders of Roxgold was the Vanguard Precious Metals and Minerals Fund, which announced it was changing the investment objective and significantly down-weighting its gold exposure. The holding remained an overhang on the market until the position was sold from Vanguard’s portfolio at year end.

Precious Metals and Minerals Funds	(unaudited)

Current Outlook

Opportunities

●	Goldman Sachs economists released three reasons to buy gold after this year’s selloff. Firstly, it forecasts emerging market growth stabilization and maintains a constructive outlook on emerging market currencies. Secondly, it views the recent gold ETF and Commodity Futures Trading Commission (CFTC) net specs liquidation as a one-off cleaning up on speculative positions. And thirdly, it views the rising interest rate environment as not necessarily bearish for gold, as many believe.

●	Ulf Lindahl, CEO of A.G. Bisset Associates, predicts that the U.S. dollar will fall by around 40 percent against the euro by 2024, citing a 15-year cycle of losses and gains, reports Bloomberg. Lindahl hedges foreign exchange risk for pension funds and family offices in the U.S. and Europe and has helped clients pick up around 100 basis points per year on their portfolios over the last 25 years. “We could see a very substantial decline in the dollar,” and “it has massive implications for all the financial markets,” Lindahl said in an interview in August.

●	According to Barron’s Andrew Barry, “out-of-favor gold” now deserves a place in investment portfolios. Compared with stocks and other financial assets, gold appears to be inexpensive, and gold stocks are at their most discounted level in over 20 years relatively speaking. Gold miners, as measured by the Philadelphia Gold and Silver Index, set its lowest 14-day relative strength index (RSI) reading in 31 years, writes Bloomberg. This demonstrates that gold mining stocks are as oversold as they’ve been since the crash of October 1987. Keith Trauner, co-portfolio manager of the GoodHaven Fund, says that “virtually every government in the world is trying to promote inflation partly because there is so much sovereign debt,” and with so much debt, governments have only three choices: default, restructure or inflate the currency. Trauner notes that most governments will choose inflation, which has historically been positive for the price of gold.

Threats

●	A former JPMorgan precious metals trader admitted in 2018 that he had engaged in a spoofing scheme for six years that defrauded investors in gold, silver, platinum and palladium futures contracts, writes Zero Hedge. This is possibly the first major gold-bank trader to come clean about market manipulation after being suspected of committing fraud. There was once a time when the mere mention of gold manipulation would have branded someone as a conspiracy theorist, but more and more accounts of actual manipulation have come to light so far this year.

●	Mexico has proposed changes to its mining laws that could be slightly negative for mining companies operating in the country. The new laws enable a government entity to perform social impact studies as a part of the concession process. It will enable the Commerce Secretary to declare protected areas and require companies to set aside monies for sustainable development, as well as issue a yearly social impact study of company activities. Another concern for the Mexican mining industry is the return of former mining and metal works union leader Napoleon Gomez, who was accused of taking $55 million from a workers fund in 2004-2005. Gomez fled to Vancouver until he was pardoned in 2014, and is now back working on the proposed changes to the mining legislation in the Mexican Senate.

●	According to a model tracked by JPMorgan Chase, the probability of a U.S. recession within one year is almost 28 percent, while there is a 60 percent chance of a recession in the next two years. Bloomberg reports that fund managers surveyed by Bank of America Merrill Lynch this month are the most bearish on global activity in 10 years, with 85 percent saying that the global economy is in late cycle. Attila Dzsubak, investment director at MKB-Pannonia, which oversees $2.4 billion in assets, said that “investors have to start looking for a way out from equities now,” and that “past experience shows that exits can quickly become too narrow.” According to Bloomberg, Dzsubak

Precious Metals and Minerals Funds	(unaudited)

has started to make his portfolio more defensive by purchasing gold equities and ETFs investing in precious metals.

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

World Precious Minerals Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2018
Wesdome Gold Mines, Ltd.	6.87%
Gold Mining
Cardinal Resources, Ltd.	5.78%
Metal - Diversified
TriStar Gold, Inc.	4.99%
Gold Mining
Dolly Varden Silver Corp.	4.27%
Precious Metals
SilverCrest Metals, Inc.	4.12%
Precious Metals
Nano One Materials Corp.	3.85%
Advanced Materials/Production
Barsele Minerals Corp.	2.92%
Precious Metals
Lundin Gold, Inc.	2.58%
Gold Mining
Hecla Mining Co.	2.45%
Precious Metals
Orca Gold, Inc.	2.22%
Gold Mining
Total Top 10 Equity Holdings	40.05%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2018
Gold Mining	46.7%
Precious Metals	22.8%
Metal - Diversified	11.9%
Diversified Minerals	4.7%
Advanced Materials/Production	3.9%
Exchange Traded Funds	3.4%
Other	6.6%
Total	100.0%

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2018
Wesdome Gold Mines, Ltd.	9.23%
Gold Mining
St Barbara, Ltd.	8.66%
Gold Mining
Northern Star Resources, Ltd.	4.55%
Gold Mining
Sandstorm Gold, Ltd.	3.21%
Gold Mining
Maverix Metals, Inc.	3.09%
Precious Metals
Direxion Daily Gold Miners Index Bull 3X Shares ETF	3.05%
Exchange Traded Funds
Mene, Inc.	2.94%
Retail - Jewelry
SSR Mining, Inc.	2.81%
Precious Metals
Direxion Daily Junior Gold Miners Index Bull 3x Shares ETF	2.67%
Exchange Traded Funds
Pan American Silver Corp.	2.54%
Silver Mining
Total Top 10 Equity Holdings	42.75%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2018
Gold Mining	66.5%
Precious Metals	15.9%
Exchange Traded Funds	5.9%
Silver Mining	5.9%
Retail - Jewelry	3.1%
Other	2.7%
Total	100.0%

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Emerging Europe Fund	(unaudited)

Management Team’s Perspective

Introduction

The investment objective of the Emerging Europe Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Europe.(1)

Performance Graph

Emerging Europe Fund

Average Annual Performance		For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year
Emerging Europe Fund	(17.01)%	(6.67)%	2.24%
S&P 500® Index	(4.38)%	8.49%	13.12%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	(11.20)%	(4.19)%	5.24%

*	Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 2.32%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

(1)	The following countries are considered to be in the emerging Europe region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Greece, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

Emerging Europe Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

2018 was a challenging year for emerging markets compared to the United States. The Federal Reserve continued its tightening policy, supporting the dollar, which translated into pressure on emerging market currencies. The trade war with China also significantly contributed to outperformance of U.S. equites compared to European stocks. On a positive note, post-communist emerging Eastern European countries recorded smaller losses in 2018 than the broad global emerging markets and developed Western Europe countries.

Russia was the best performing market this year, and proved to be the most resilient to higher U.S. rates and trade war talks. The country has strong valuation support, and its high dividend rates are attractive to investors. The Russian ruble depreciated against the dollar, supporting economic growth and improving profit margins of commodity producers. Despite stricter sanctions imposed in April, most stocks trading on the Moscow Exchange were able to recover from the sharp sell-off. However, the threat of more sanctions imposed by the U.S. and Western Europe for the annexation of Crimea and interference in the 2016 U.S. presidential election still remains.

Hungary was the second best performing market within the emerging Europe countries. Hungarian parliamentary elections took place in April, which secured a victory for the Fidesz party. Viktor Orban remains the prime minister. Hungary’s government and the country’s central bank have been supporting economic growth by cutting taxes and keeping the main rate at a record low level despite rising inflation.

Stocks trading on the Prague Stock Exchange outperformed in 2018. At the beginning of the year, pro- Russian populist Milos Zeman was re-elected as president. Later in the year, the Czech prime minister’s ANO party won the nationwide municipal elections. The central bank of Czech Republic was one of very few in the world to start monetary tightening. The Czech Republic introduced a constitutional debt limit, set at 55 percent of its gross domestic product (GDP), and a long-term national investment plan worth 133 billion euros for years 2019 through 2030.

Poland underperformed last year. The Polish government pushed for judicial reforms, which strained relations with Brussels. Despite political noise, Poland recorded another year with strong economic growth and consumer spending. Unemployment was at a record low, and growing wages were expected to increase inflation. General elections are scheduled to take place in 2019, and currently the Law & Justice party is maintaining its lead.

Equites trading on the Athens Exchange underperformed the MSCI Emerging Europe Index. Investors lack confidence that Greece’s economic situation will improve quickly with the high level of banks’ exposure to non-performing loans. However, the country is beginning to see the positive effect of past reforms, including improvement in the net trade balance and stable household consumption.

Turkey had a volatile 2018 and was the worst performing market. Its currency, the lira, sold off sharply, depreciating against the dollar by almost 30 percent in 2018. Higher rates in the U.S. and geopolitical tension put pressure on Turkish equites and the lira. In August, the U.S. imposed sanctions on Turkey over a detained American pastor, which resulted in the lira selling off 20 percent in just two days. Later in the year, relations between the two countries improved, followed by price recovery in equities and the lira.

Investment Highlights

Overview

For the year ended December 31, 2018, the Emerging Europe Fund lost 17.01 percent, while the benchmark MSCI Emerging Markets Europe 10/40 Index (Net Total Return) declined by 11.20 percent.

Russia, Hungary and the Czech Republic outperformed the benchmark, while Poland, Greece and Turkey underperformed. On a sector basis, information technology and energy were the best performing sectors, while materials, utility, health care, finance, consumer service, consumer discretionary, industrials, consumer staples and real estate underperformed.

Emerging Europe Fund	(unaudited)

Strengths

●	The fund’s higher cash level and underweight stock selection in Greece had the most positive impact on the fund’s performance relative to its benchmark.

●	The fund’s underweight in financials and stock selection in telecommunication services had the most positive effect on the fund’s performance relative to its benchmark.

●	Lukoil, the Russian oil producer, made the largest single contribution to the performance of the fund.

Weaknesses

●	The fund’s underweight of Russia had the most negative impact on the fund’s performance relative to its benchmark.

●	The fund’s underweight in energy and overweight in industrials had the most negative effects on the fund’s performance relative to its benchmark.

●	Sberbank, a Russian bank, was the single worst contributor to the performance of the fund.

Current Outlook

Opportunities

●	Central and Eastern European (CEE) economies are expected to grow 3.4 percent in 2019. That’s slower than in 2018 but stronger than Western Europe and the U.S. Professional forecasters see economic growth in the U.S. easing to 2.4 percent in 2019 and 2.1 percent in the European Union. In CEE, low unemployment, rising wages and still-cheap borrowing costs are expected to support growth. Slovakia and Poland are projected to be the region’s top performers in 2019, according to the Focus Economics Consensus Forecast.

●	The Cornerstone Macro research team predicts that economic activity in China will rebound in 2019. This should help support economic activity in the eurozone, as EU exports to China are picking up. Manufacturing PMI readings in China and the eurozone could move higher, above the 50 level that separates growth from contraction. Analysts also forecast the emerging market currency turmoil to be over.

●	Poland’s budget deficit is expected to be the lowest since 2009, the country’s finance minister said. The government expects the economy to grow 3.8 percent in 2019, with inflation targeted at 2.3 percent. The country’s budget deficit is expected to be no more than 28.5 billion (or $7.6 billion), which is 1.8 percent of GDP.

Threats

●	The migration crisis in Europe has led to the rise of anti-European, anti-migration populist movements. The next crucial test for the EU will be the 2019 elections for the European Parliament on May 23-26. The national parliaments in EU member states have gained power in the past few years, and that shift can be reflected in the European Parliament.

●	Poland is in the midst of a record rate pause, while Hungary keeps its borrowing costs near zero. The Czech Republic’s central bank raised rates five times in 2018 and Romania lifted rates, too. With the European Central Bank (ECB) having ended its bond-buying program at the end of 2018, this may persuade Eastern European central banks to soften their dovish tones.

●	United Kingdom Prime Minister Theresa May triggered Article 50 of the Lisbon Treaty back in March 2017, which gives the U.K. and EU a window of two years to negotiate the terms on which

Emerging Europe Fund	(unaudited)

the U.K. would exit the EU. The departure is scheduled for 11:00 p.m. on Friday, March 29, 2019. If no deal is reached, many analysts predict economic and social chaos.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2018
LUKOIL PJSC	10.42%
Oil Companies - Integrated
Sberbank of Russia PJSC	7.77%
Commercial Banks Non-US
Gazprom PJSC	5.39%
Oil Companies - Integrated
Tatneft PJSC	2.46%
Oil Companies - Integrated
MOL Hungarian Oil & Gas PLC	1.80%
Oil Companies - Integrated
Globaltrans Investment PLC	1.70%
Transportation - Rail
Evraz PLC	1.61%
Steel - Producers
Novolipetsk Steel PJSC	1.60%
Metal - Iron
Magnitogorsk Iron & Steel Works PJSC	1.56%
Steel - Producers
Aeroflot PJSC	1.52%
Airlines
Total Top 10 Equity Holdings	35.83%

Country Distribution*
Based on Total Investments	December 31, 2018
Russian Federation	45.6%
Poland	15.9%
Turkey	13.1%
Hungary	4.5%
Greece	3.7%
Other	17.2%
Total	100.0%

*	Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund	(unaudited)

Management Team’s Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

Performance Graph

China Region Fund

Average Annual Performance		For the Periods Ended December 31, 2018
	One Year	Five Year	Ten Year
China Region Fund	(32.46)%	(0.94)%	3.57%
Hang Seng Composite Index	(16.89)%	0.93%	5.58%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower. Returns greater than one year are annualized.

Gross expense ratio as stated in the most recent prospectus is 2.52%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods

(1)	The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People’s Republic of China (PRC or China), Bangladesh, Cambodia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Myanmar, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

China Region Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

The year 2018 saw Hong Kong’s Hang Seng Composite Index (HSCI) soar to new 52-week highs before subsequently plunging to 52-week lows as the U.S. and China engaged in a trade war. Both the HSCI and the fund fell into a technical bear market after losing more than 20 percent from their respective highs. Without doubt, this ongoing trade war remains in many ways the primary—though certainly not the only—economic and political issue affecting the fund for the year.

The lower end of China’s own gross domestic product (GDP) forecasts for calendar year 2018 were always set conservatively at 6.5 percent, though official statements even by late 2016 had indicated a realistic, if begrudging, acceptance of eventually slowing growth in the future if it advanced stability and the de-risking and deleveraging of the Chinese financial system. If slowing growth, in other words, can be stable growth, then it may be a good trade overall, policy statements seemed to indicate.

Of course, that was before the trade war. The escalation, first of heated rhetoric and then of actual tit-for-tat tariffs in 2018, introduced significant uncertainty into markets; a cycle of on-again, off-again “talks” perpetuates it. While there are some signs, more recently, of improvement—a “truce,” if you will—in the form of a mutual three-month delay in the deadlines before further escalation between the two economic juggernauts, uncertainty remains at this point. And the trade war’s impact both to date and in the future may well be further complicated by and perhaps inextricably interwoven into the aforementioned slowing Chinese growth scenario.

Indeed, after two consecutive 6.8 percent GDP growth prints in the latter half of 2017, China first matched that pace with an early 6.8 percent print in the first quarter of 2018 before subsequently slowing in the second quarter to a 6.7 percent pace, then dropping to 6.5 percent and 6.4 percent for the third and fourth quarters of 2018, respectively. China recently lowered its official 2019 GDP forecast to a range of 6.0 percent to 6.5 percent.

Both the official China PMI readings and Caixin PMI readings tell a similar tale of deterioration over the course of the year. Non-manufacturing PMI declined in the official readings from 55.3 in January of 2018 to 53.8 by the year’s end. These narratives are matched almost exactly in the Caixin readings. Again, in the manufacturing PMI, we started the year off at 51.5 and declined to contractionary levels of 49.7. On the Caixin Services PMI side of things (the steadiest of the four readings, and equivalent roughly to the official “non-manufacturing” readings but more export- and smaller business-oriented), we saw a rock-solid January 2018 print of 54.7, but that number dipped as low as 50.8 over the course of the year with upticks late in 2018 to finish at 53.9.

The shifting economic sands and ensuing turmoil in markets brought changing market leadership and a different investment climate, one that weighed particularly acutely on some areas of the market—from Macau casinos, for example, to some of the industrials, automakers and technology names. From an even broader standpoint, emerging markets in general suffered over the course of the year, with foreign exchange playing a major role. The various currencies and equity indices of the “China region” remain in many ways still subject to heavily-outsized influence of the U.S. dollar, and thus, by extension, the Federal Reserve’s interest rate policy. In particular, those nations, such as the Philippines and Indonesia that retain relatively high levels of dollar-denominated debt, essentially imported inflation over the course of the year, which weakened the respective currencies and required reactionary hikes and policy adjustments while weighing on sentiment. Consumer price index (CPI) readings in the Philippines, for example, climbed progressively throughout the year before finally topping out at a couple of 6.7 percent prints, and subsequently slowing to 5.1 percent at the close of the year.

Wild swings in energy markets over the course of the year added to the choppiness of markets. For example, after rising more than 40 percent from lows in February 2018, Brent crude subsequently soared to more than $86 a barrel, only to decline by more than 40 percent in the fourth quarter alone. Oil dropped to a new 52-week low of just under $50 and finally closed the year in the low $50s.

In a different sort of wild swing, Southeast Asia’s only major oil-exporting country, Malaysia, ended the ruling party’s 61-year tenure in a dramatic, unexpected electoral victory of 92-year-old Mahathir Mohamad, who led a four-party opposition coalition to victory, unseating then-Prime Minister Najib Razak—Mohamad’s own former protégé—in the process. The new regime is facing questions about fiscal sustainability and stability, given an ambitious spending agenda and swings in energy prices and the

China Region Fund	(unaudited)

tax base. This is all happening while Malaysia’s leaders continue to deal with and attempt to quantify the fallout from the now-well-publicized 1Malaysia Development Berhad scandal involving American investment bank Goldman Sachs.

Of notable mention are the developments in negotiations and talks with North Korea. The historic “Singapore Summit” on Sentosa Island, between U.S. President Donald Trump and North Korea’s leader Kim Jong Un, indeed received much and worthy attention, and led to a marked uptick in sentiment and expectations toward U.S.-North Korean relations, and thus, in some ways, toward Inter-Korean relations. There is increasingly a real possibility of some sort of peace agreement or progress toward one. Thus far, concrete progress seems to be lacking, but given the admittedly egotistical primary parties involved in the summit and the often-slow-moving nature of such negotiations and ongoing diplomatic talks, perhaps for a long while the entire affair may come to consist of not much more than a series of regular and much-ballyhooed photo-ops. Time will tell, but one certainly hopes for real, enduring, peaceful and productive resolution to this thorny geopolitical issue. China, of course, stays quite abreast and informed of the situation regarding North Korea, and indeed, Mr. Kim has made regular state visits to Beijing as part of his increasingly busy social schedule.

Finally, one should note that the listing changes and revisions this year adopted by Hong Kong’s stock exchange allowed it to score major technology initial public offerings (IPOs) for its attractive, liquid and internationalized venue. To be sure, this was not Chinese technology’s best year, for reasons that are quite obvious at this point, but the moves made by the exchange remain notable nonetheless, not only for the sheer, globally-dominant size of the IPOs on the year but also for the future and opportunity the various listings represent.

Investment Highlights

Overview

For the year ended December 31, 2018, the China Region Fund (USCOX) declined 32.46 percent, underperforming its benchmark, the Hang Seng Composite Index (HSCI), which declined 16.89 percent in total return.

Because the fund is actively managed and holding period is not always a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover for the year ending December 31, 2018 was more than 100 percent, and turnover may remain above 100 percent in the future.

Strengths

●	Within the broader “China region,” diversifying but regrettably smaller allocations and investments in Malaysia and Singapore proved to be the top selections over the course of the year.

●	Selection within the energy sector was a relative boost to the fund in 2018, while allocations to properties and construction, as well as higher cash levels, also helped fund performance.

●	Jiayuan International Group, United Energy Group and China Petroleum and Chemical Corp. finished as the year’s top three overall single stock contributors for the fund in 2018, rising 103.53 percent, 127.62 percent and 5.18 percent respectively.

Weaknesses

●	The largest detractor among regional allocations came in the form of the fund’s benchmark-domicile of Hong Kong, where stock selection for the year was relatively poor versus the Hang Seng Composite Index, complicated by the vagaries and uncertainty introduced by the trade war even as Chinese growth slowed and the region declined into various bear markets.

●	Selection within consumer goods weighed on the fund’s 2018 performance; allocations to technology did the same.

China Region Fund	(unaudited)

●	Geely Automobile Holdings, Tencent Holdings and Country Garden Holdings closed out the year as the largest single stock detractors from the fund’s performance, as the names fell, respectively, 48.45 percent, 22.49 percent and 30.10 percent.

Current Outlook

Opportunities

●	Any real or perceived cessation in U.S.-China trade war “hostilities” could boost expectations for the region. The current truce, while perhaps a short-term positive simply in that it is not negative and thereby leaves open the possibility of a resolution or potential “deal,” nonetheless retains several degrees of uncertainty. But if resolved in a relatively clean fashion, the U.S.-China spat could unleash optimism and change sentiment dramatically.

●	To reiterate a point made above in the commentary, China’s gradual opening and internationalization of financial markets remains a big deal—one to be considered and measured in years rather than days, weeks or even months, a view clearly supported by the fact that the government sees fit to proceed apace in a fashion entirely separate from the outcome of the U.S.-China trade spat.

●	The relatively pervasive negative sentiment toward China and around the region amid dollar strength may well have brought emerging markets—and even some developed markets—to enticing and attractive valuation levels that may pique the interest of value-oriented investors and those with longer-term time horizons who remain content to ride out some of the tweet-heavy headlines of the present for a bet on the future. There is no doubt that on a relative valuation level, emerging markets are cheap compared to developed markets. Indeed, even the venerable blue-chip Hang Seng Index of Hong Kong, for example, stands at a price-to-earnings (P/E) ratio of 10.30. Compare this, for example, to the S&P 500 Index, which is running a P/E of around 18.

Threats

●	Perhaps obvious, but any escalation—real or perceived—in the trade war between the U.S. and China could have significant and negative effects upon the region’s outlook. While it is indeed positive we are currently in some sort of “truce,” what has already been explained above is here reiterated: There are obvious possible downsides to a trade war, one of which is continued uncertainty.

●	As the Fed struck a moderately less hawkish tone and seemed to indicate a willingness to pause, emerging markets rejoiced, but this should in some ways underscore global dependency and the outsized role of U.S. policy rather than diminish one’s thoughts about it. After a busy year of central bank headlines from the Fed to Jakarta to Manila, remember that central bank policies and the specter of potential missteps (real or perceived) will continue to loom large in 2019.

●	China recently lowered its 2019 GDP forecast to a range of 6.0 percent and 6.5 percent at the start of 2019. One downside to slowing growth is that the state may favor or stimulate some sectors or industries at the expense of others as it continues to shift toward an increasingly services-oriented economy and away from heavy manufacturing and industry. And depending on the outcome of the U.S.-China trade negotiations, the thorny issue of Chinese President Xi Jinping’s “Made in China 2025” initiative could be tweaked, opposed, ramped down, slowed down or, possibly, tank the negotiations altogether as the U.S. continues to stress strong intellectual property rights and oppose forced technology transfers. While monitoring the headlines and details of the ongoing trade war, pay particular attention to the issue of “Made in China 2025.” It already appears China may be willing to walk back in some degree on the issue.

China Region Fund	(unaudited)

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2018
Ping An Insurance Group Co. of China, Ltd.	5.26%
Multi-line Insurance
Sinotruk Hong Kong, Ltd.	4.72%
Automotive - Medium & Heavy Duty Trucks
CNOOC, Ltd.	4.48%
Oil Companies - Exploration & Production
PetroChina Co., Ltd.	4.41%
Oil Companies - Integrated
Maanshan Iron & Steel Co., Ltd.	4.16%
Steel - Producers
Country Garden Holdings Co., Ltd.	4.04%
Real Estate Operating/Development
CITIC Telecom International Holdings, Ltd.	3.89%
Telecom Services
Kunlun Energy Co., Ltd.	3.69%
Oil Companies - Exploration & Production
Zijin Mining Group Co., Ltd.	3.48%
Gold Mining
Yihai International Holding, Ltd.	3.32%
Food - Miscellaneous/Diversified
Total Top 10 Equity Holdings	41.45%

Country Distribution*
Based on Total Investments	December 31, 2018
China	64.9%
Hong Kong	16.3%
Republic of Korea	5.6%
United States	3.1%
Other	10.1%
Total	100.0%

*	Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

U.S. Government Securities Ultra-Short Bond Fund

Portfolio of Investments	December 31, 2018

United States Government and Agency	Coupon	Maturity	Principal
Obligations 90.87%	Rate %	Date	Amount	Value
Federal Farm Credit Bank 68.74%
Fixed Rates:
	1.11	02/19/19	$1,000,000	$998,581
Floating Rates:
(Federal Reserve Bank Effective Rate + 0.12%)	2.52	02/18/20	3,000,000	3,000,319
(Federal Reserve Bank Prime Loan + (3.08)%)	2.42	03/11/19	7,000,000	6,999,452
(Federal Reserve Bank Prime Loan + (2.98)%)	2.52	02/20/20	2,500,000	2,499,419
(Federal Reserve Bank Prime Loan + (2.96)%)	2.54	07/09/20	5,000,000	4,996,973
(U.S. Treasury 3 Month Bill Money Market Yield + 0.15%)	2.63	04/12/19	3,000,000	3,001,406
(U.S. Treasury 3 Month Bill Money Market Yield + 0.09%)	2.57	06/19/19	8,000,000	8,004,773
(USD 1 Month LIBOR + 0.05%)	2.53	02/21/20	3,000,000	3,001,343
				32,502,266
Federal Home Loan Bank 22.13%
Fixed Rates:
	1.50	03/08/19	4,000,000	3,992,692
	1.50	04/26/19	5,500,000	5,481,432
	1.20	05/23/19	1,000,000	994,460
				10,468,584
Investments, at value 90.87%				42,970,850
(cost $42,990,995)
Other assets and liabilities, net 9.13%				4,319,567
Net Assets 100.00%				$47,290,417

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments	December 31, 2018

Municipal Bonds 92.90%	Coupon Rate %	Maturity Date	Principal Amount	Value

Alabama 0.20%
City of Bessemer Electric Revenue, Alabama, Refunding, RB AGM	3.10	12/01/21	$100,000	$101,561

Arizona 0.44%
City of Tempe, Arizona, GO Unlimited, Series A	2.00	07/01/19	220,000	220,279

Arkansas 2.40%
Atkins School District No. 18, Arkansas, Refunding, GO Limited	1.00	02/01/19	420,000	419,610
Cave City School District No. 2-A, Arkansas, Refunding, GO Limited	1.00	02/01/19	260,000	259,693
City of Hot Springs Wastewater Revenue, Arkansas, RB	4.00	12/01/19	510,000	519,435
				1,198,738

California 0.65%
Newman-Crows Landing Unified School District, California, Refunding, GO Unlimited AGM	4.00	08/01/19	115,000	116,547
Riverside County Redevelopment Successor Agency, California, Refunding, Tax Allocation Bond	5.00	10/01/19	200,000	204,796
State of California, California, GO Unlimited	5.00	12/01/19	5,000	5,014
				326,357
Colorado 2.38%
City & County of Denver Airport System Revenue, Colorado, RB, Series B	5.00	11/15/27	300,000	330,498
City of Glendale, Colorado, Refunding, COP AGM	5.00	12/01/25	750,000	858,315
				1,188,813

Florida 9.33%
City of Jacksonville, Florida, Refunding, RB, Series C	5.00	10/01/20	270,000	283,430
City of Leesburg, Florida, Refunding, RB	5.00	10/01/21	405,000	435,812
City of Margate Water & Sewer Revenue, Florida, Refunding, RB AGM	4.00	10/01/19	250,000	253,783
City of Miramar, Florida, Refunding, RB	5.00	10/01/22	305,000	337,263
County of St. Johns, Florida, Refunding, RB AGM	5.00	10/01/20	310,000	326,787
Escambia County Health Facilities Authority, Baptist Hospital, Inc. Project, Florida, RB, Series A	5.00	08/15/19	290,000	295,353
Florida Department of Management Services, Florida, Refunding, COP, Series A	5.00	08/01/19	500,000	509,090

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments	December 31, 2018

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Florida (cont’d)
Florida Department of Management Services, Florida, COP, Series A	5.00	08/01/24	$340,000	$343,777
Orlando Utilities Commission, Florida, RB ‡	1.72	10/01/33	870,000	870,000
Pinellas County Health Facilities Authority, Florida, RB ‡	1.71	11/01/38	1,000,000	1,000,000
				4,655,295
Georgia 0.60%
Cobb County Hospital Authority, Georgia, RB ‡	1.71	04/01/36	300,000	300,000

Idaho 0.48%
Idaho Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust Fund, Idaho, RB, Series A	5.00	07/15/21	225,000	241,533

Illinois 4.87%
Chicago Board of Education, Illinois, GO Unlimited, Series A NATL	5.25	12/01/19	300,000	306,285
Clinton Bond Fayette Etc Counties Community College District No. 501 Kaskaskia, Illinois, Refunding, GO Unlimited	5.75	12/01/19	500,000	516,190
County of Du Page, Jail Project, Illinois, Refunding, GO Unlimited	5.60	01/01/21	210,000	217,978
Du Page County School District No. 33 West Chicago, Illinois, Refunding, GO Unlimited, Series B	4.00	12/01/21	1,000,000	1,051,630
Regional Transportation Authority, Illinois, RB, Series A, AMBAC	7.20	11/01/20	65,000	69,423
Village of Fox Lake, Debt Certificates, Illinois, RB, Series B	3.00	11/01/19	265,000	267,292
				2,428,798

Indiana 1.29%
Clark-Pleasant School Building Corp., Indiana, Refunding, RB	5.00	01/15/19	275,000	275,291
Merrillville Redevelopment Authority, Indiana, Tax Allocation Bond	5.00	08/15/20	350,000	366,387
				641,678
Iowa 1.28%
City of Clive, Iowa, Refunding, GO Unlimited, Series A	2.00	06/01/19	235,000	235,266
Iowa State Board of Regents, University of Iowa Hospitals and Clinics, Iowa, Refunding, RB, Series A	3.00	09/01/19	400,000	402,896
				638,162

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments	December 31, 2018

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Kentucky 1.09%
Louisville & Jefferson County Metropolitan Sewer District, Kentucky, RB, Series A	5.00	05/15/23	$500,000	$542,890

Louisiana 1.77%
State of Louisiana, Louisiana, Prefunding, GO Unlimited, Series A	5.00	08/01/26	800,000	885,960

Massachusetts 0.60%
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Massachusetts, RB ‡	1.69	01/01/37	300,000	300,000

Michigan 2.54%
City of Wyoming, Water Supply System, Michigan, Refunding, RB	4.00	06/01/20	215,000	221,528
Michigan Public Power Agency, AFEC Project, Michigan, RB, Series A	4.50	01/01/19	280,000	280,000
Oxford Area Community School District, Michigan, Refunding, GO Unlimited, Series A Q-SBLF	5.00	05/01/22	365,000	400,693
State of Michigan Trunk Line Revenue, Michigan, Refunding, RB	4.50	11/01/26	105,000	107,316
Wayne County Airport Authority, Detroit Metropolitan Airport, Michigan, Refunding, RB, Series C	4.00	12/01/19	255,000	260,067
				1,269,604

Minnesota 0.59%
City of Minneapolis MN/St Paul Housing & Redevelopment Authority, Minnesota, RB AGM ‡	1.62	08/15/25	295,000	295,000

Missouri 2.89%
City of Kansas City, Missouri, Refunding, RB, Series B	5.00	08/01/19	650,000	661,628
City of Kansas City Water Revenue, Missouri, RB, Series F AGM	4.00	12/01/22	250,000	268,815
Missouri State Regional Convention & Sports Complex Authority, Missouri, Refunding, RB, Series A	5.00	08/15/19	500,000	509,945
				1,440,388

Nevada 0.64%
Las Vegas Valley Water District, Nevada, Refunding, GO Limited, Series D	5.00	06/01/27	315,000	319,155

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments	December 31, 2018

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

New Jersey 1.00%
Middlesex County Improvement Authority, New Jersey, RB	5.00	07/01/25	$425,000	$499,180

New York 11.87%
City of New York, New York, GO Unlimited ‡	1.73	08/01/44	1,000,000	1,000,000
City of New York, New York, GO Unlimited, Series B	5.00	08/01/19	400,000	407,504
City of New York, New York, GO Unlimited, Series E	5.25	08/01/22	875,000	974,951
City of New York, New York, GO Unlimited, Series I	5.00	08/01/22	1,000,000	1,105,620
Long Island Power Authority, New York, RB, Series B	5.00	09/01/21	465,000	502,349
Nassau County Industrial Development Agency, New York Institute of Technology Project, New York, Refunding, RB, Series A	5.00	03/01/21	350,000	362,516
New York City Water & Sewer System, New York, RB ‡	1.71	06/15/38	200,000	200,000
New York State Housing Finance Agency, New York, RB ‡	1.70	05/15/37	500,000	500,000
New York State Urban Development Corp., New York, RB, Series A-2 NATL	5.50	03/15/19	615,000	619,772
New York State Urban Development Corp., New York, Refunding, RB, Series D	5.50	01/01/19	250,000	250,000
				5,922,712

North Carolina 2.54%
City of Charlotte, Equipment Acquisition & Public Facilities, North Carolina, COP, Series A	5.00	10/01/21	1,000,000	1,054,330
County of Beaufort, North Carolina, RB	5.00	06/01/21	200,000	213,954
				1,268,284
Ohio 0.29%
City of Cleveland Parking Facility Revenue, Ohio, Refunding, RB AGM	5.25	09/15/22	130,000	145,090

Oregon 0.41%
Oregon State Facilities Authority, Legacy Health Project, Oregon, Refunding, RB, Series A	4.50	05/01/20	200,000	206,702

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments	December 31, 2018

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Pennsylvania 2.81%
Allegheny County Sanitary Authority, Pennsylvania, Refunding, RB AGM	5.00	06/01/19	$700,000	$708,974
Reading School District, Pennsylvania, GO Unlimited, Series A	5.00	04/01/20	400,000	413,112
Wilkes-Barre Finance Authority, University of Scranton, Pennsylvania, Refunding, RB, Series A	5.00	11/01/19	275,000	282,054
				1,404,140
Rhode Island 2.40%
Rhode Island Housing & Mortgage Finance Corp., Rhode Island, RB ‡	1.78	04/01/39	1,200,000	1,200,000

South Carolina 2.98%
City of Columbia SC Waterworks & Sewer System Revenue, South Carolina, RB ‡	1.71	02/01/38	100,000	100,000
City of North Charleston, South Carolina, Tax Allocation Bond ‡	1.70	09/01/37	480,000	480,000
Spartanburg Regional Health Services District, South Carolina, Refunding, RB, Series A	5.00	04/15/19	600,000	605,154
Spartanburg Sanitation Sewer District, South Carolina, RB, Series A AGC	3.50	03/01/19	300,000	300,798
				1,485,952

Tennessee 1.12%
City of Memphis Sanitary Sewerage System Revenue, Tennessee, Refunding, RB AGM	5.00	05/01/20	200,000	208,436
The Public Building Authority of Sevier County TN, Tennessee, RB ‡	1.73	06/01/32	350,000	350,000
				558,436

Texas 26.11%
Bryan Independent School District, Texas, GO Unlimited, Series A PSF-GTD	5.00	02/15/22	410,000	447,888
City of Arlington, Certificates of Obligation, Texas, GO Limited, Series B	2.00	08/15/19	500,000	500,790
City of Austin, Texas, Refunding, RB ‡	1.71	11/15/29	900,000	900,000
City of Cedar Hill, Texas, Refunding, GO Limited	5.00	02/15/22	800,000	871,640
City of Center, Certificates of Obligation, Texas, GO Limited AGM ◊	3.07	02/15/20	150,000	146,605
City of Fort Worth Water & Sewer System Revenue, Texas, Refunding, RB	5.00	02/15/19	800,000	803,120
City of Longview Waterworks & Sewer System Revenue, Texas, Refunding, RB	3.00	03/01/22	610,000	626,318

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments	December 31, 2018

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Texas (cont’d)
City of Pharr, Texas, Refunding, GO Limited, Series A	5.00	08/15/20	$285,000	$298,902
City of Plano, Texas, Refunding, GO Limited	5.00	09/01/19	1,000,000	1,021,710
City of Round Rock, Texas, Refunding, GO Limited	2.00	08/15/19	465,000	465,479
City of Texarkana Waterworks & Sanitary Sewer System Revenue, Texas, RB	3.00	08/01/19	90,000	90,581
City of Texarkana Waterworks & Sanitary Sewer System Revenue, Texas, RB	3.00	08/01/20	95,000	96,587
Clear Lake City Water Authority, Waterworks & Sewer System, Texas, GO Unlimited	3.00	03/01/19	125,000	125,264
Corpus Christi Business & Job Development Corp., Seawall Project, Texas, Refunding, RB	5.00	03/01/20	350,000	362,435
Dimmitt Independent School District, Texas, GO Unlimited PSF-GTD	3.00	02/15/22	305,000	313,143
Harris County Municipal Utility District No. 382, Texas, Refunding, GO Unlimited BAM	3.00	04/01/22	305,000	308,572
Lower Colorado River Authority, LCRA Transmission Services Corp., Texas, Refunding, RB, Series A	5.00	05/15/21	500,000	534,975
Lubbock-Cooper Independent School District, Texas, GO Unlimited PSF-GTD	3.00	02/15/22	755,000	779,545
Olmos Park Higher Education Facilities Corp., University of the Incarnate Word, Texas, Refunding, RB	5.00	12/01/21	500,000	538,525
Red River Education Finance Corp., Texas, RB ‡	1.70	03/15/35	700,000	700,000
San Antonio Water System, Texas, Refunding, RB	4.50	05/15/21	400,000	423,948
State of Texas, Texas, Refunding, GO Unlimited	5.00	10/01/20	550,000	579,980
Texas State Public Finance Authority Charter School Finance Corp., Texas, Prefunding, RB, Series A	6.20	02/15/40	2,000,000	2,094,760
				13,030,767
Utah 1.09%
County of Davis, Utah, Refunding, GO Unlimited	5.00	02/01/19	200,000	200,510
Utah State Building Ownership Authority, State Facilities Master Lease Program, Utah, Refunding, RB, Series C AGM	5.50	05/15/19	35,000	35,483
Washington County-St George Interlocal Agency, Utah, Refunding, RB, Series A	4.00	12/01/19	300,000	305,688
				541,681

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund

Portfolio of Investments	December 31, 2018

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Washington 6.24%
County of Thurston, Washington, Refunding, GO Limited	5.00	12/01/20	$1,625,000	$1,722,549
Spokane Public Facilities District, Washington, Refunding, RB, Series B	5.00	12/01/21	950,000	1,029,629
Tacoma Metropolitan Park District, Washington, Refunding, GO Unlimited, Series B	4.00	12/01/19	355,000	362,217
				3,114,395
Investments, at value 92.90%				46,371,550
(cost $46,563,678)
Other assets and liabilities, net 7.10%				3,542,065
Net Assets 100.00%				$49,913,615

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund
Portfolio of Investments	December 31, 2018

Common Stocks 86.83%	Shares	Value

Airlines 5.18%
Delta Air Lines, Inc.	7,608	$379,639
Southwest Airlines Co.	7,021	326,336
		705,975

Beverages - Wine/Spirits 3.18%
Constellation Brands, Inc., Class A	2,695	433,410

Commercial Banks 2.80%
Zions Bancorp.	9,381	382,182

Computer Services 3.47%
Cognizant Technology Solutions Corp., Class A	7,463	473,751

Computers 2.17%
Hewlett Packard Enterprise Co.	22,375	295,574

Computers - Memory Devices 1.95%
NetApp, Inc.	4,451	265,591

Diversified Banking Institution 4.71%
Bank of America Corp.	16,814	414,297
Citigroup, Inc.	4,375	227,763
		642,060

Electric - Integrated 5.19%
CMS Energy Corp.	14,248	707,413

Electronic Components - Semiconductors 2.50%
Broadcom, Inc.	1,341	340,990

Finance - Credit Card 3.70%
Visa, Inc., Class A	3,828	505,066

Food - Meat Products 3.38%
Tyson Foods, Inc., Class A	8,627	460,682

Food - Miscellaneous/Diversified 4.00%
Mondelez International, Inc., Class A	13,618	545,129

Investment Management/Advisory Services 2.52%
Affiliated Managers Group, Inc.	3,528	343,768

Medical - Biomedical/Genetics 3.72%
Amgen, Inc.	2,604	506,921

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund
Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Medical - Drugs 5.04%
AbbVie, Inc.	1,963	$180,969
Zoetis, Inc.	5,919	506,311
		687,280

Medical Products 3.59%
Baxter International, Inc.	7,444	489,964

Office Supplies & Forms 2.98%
Avery Dennison Corp.	4,519	405,942

Oil Companies - Exploration & Production 1.66%
Cimarex Energy Co.	3,663	225,824

Oil Refining & Marketing 5.27%
Marathon Petroleum Corp.	5,032	296,938
Phillips 66	4,893	421,532
		718,470

REITS - Diversified 3.23%
American Tower Corp. REIT	2,789	441,192

Retail - Apparel/Shoe 2.79%
Ross Stores, Inc.	4,569	380,141

Retail - Consumer Electronics 1.93%
Best Buy Co., Inc.	4,974	263,423

Retail - Restaurants 4.40%
Yum! Brands, Inc.	6,522	599,502

Rubber - Tires 2.63%
The Goodyear Tire & Rubber Co.	17,576	358,726

Semiconductor Equipment 1.86%
Lam Research Corp.	1,867	254,229

Transportation - Rail 2.98%
Union Pacific Corp.	2,945	407,087

Total Common Stocks		11,840,292
(cost $13,374,818)

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund
Portfolio of Investments	December 31, 2018

Exchange Traded Funds 4.59%	Shares	Value
Consumer Staples Select Sector SPDR Fund ETF	2,200	$111,716
Health Care Select Sector SPDR Fund ETF	2,600	224,926
Real Estate Select Sector SPDR Fund ETF	4,400	136,400
Utilities Select Sector SPDR Fund ETF	2,882	152,516
Total Exchange Traded Funds		625,558
(cost $654,130)

Put Option Purchased 1.42%	Strike Price	Exp. Date		Notional Contract Value	Contracts

Exchange Traded Fund 1.42%
SPDR S&P 500 ETF Trust	$236.00	01	/20	$3,573,856	143	194,051
(premiums paid $283,411)

Investments, at value 92.84%						12,659,901
(cost $14,312,359)
Other assets and liabilities, net 7.16%						975,935
Net Assets 100.00%						$13,635,836

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund
Portfolio of Investments	December 31, 2018

Common Stocks 73.94%	Shares	Value
Building - Residential/Commercial 1.35%
LGI Homes, Inc. *	10,086	$456,089

Building & Construction Products - Miscellaneous 3.42%
Trex Co., Inc. *	19,512	1,158,232

Chemicals - Specialty 7.75%
Ingevity Corp. *	12,867	1,076,839
The Chemours Co.	27,142	765,947
Versum Materials, Inc.	28,097	778,849
		2,621,635

Commercial Services 2.63%
Nutrisystem, Inc.	20,285	890,106

Commercial Services - Finance 6.24%
S&P Global, Inc.	7,321	1,244,131
Sabre Corp.	40,162	869,106
		2,113,237

Consumer Products - Miscellaneous 4.61%
Kimberly-Clark Corp.	13,708	1,561,890

Distribution/Wholesale 3.71%
Pool Corp.	8,447	1,255,647

Diversified Manufacturing Operations 2.34%
EnPro Industries, Inc.	13,152	790,435

Energy - Alternate Sources 0.00%
Pacific Green Energy Corp. #*@	100,000	0

Lasers - System/Components 2.94%
Electro Scientific Industries, Inc. *	33,187	994,283

Medical - Drugs 6.60%
AbbVie, Inc.	16,256	1,498,641
Corcept Therapeutics, Inc. *	55,110	736,269
		2,234,910
Medical - Hospitals 0.00%
African Medical Investments PLC #*@	1,000,000	0

Medical Laser Systems 1.41%
Cutera, Inc. *	28,080	477,922

Oil Companies - Exploration & Production 0.02%
CruzSur Energy Corp., 144A #*∆	50,000	5,860

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund
Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Pastoral & Agricultural 2.09%
Phibro Animal Health Corp.	22,044	$708,935

Power Conversion/Supply Equipment 2.38%
SPX Corp. *	28,740	805,007

Real Estate Management/Services 2.20%
HFF, Inc., Class A *	22,446	744,309

Real Estate Operating/Development 0.70%
Pacific Infrastructure Ventures, Inc. #*@+	426,533	236,043

Rental Auto/Equipment 2.10%
Avis Budget Group, Inc. *	31,585	710,031

Retail - Building Products 3.76%
The Home Depot, Inc.	7,408	1,272,843

Retail - Pet Food & Supplies 1.96%
PetMed Express, Inc.	28,551	664,096

Semiconductor Equipment 2.80%
Axcelis Technologies, Inc. *	53,305	948,829

Telecom Equipment Fiber Optics 4.21%
Ciena Corp. *	41,996	1,424,084

Television 6.45%
AMC Networks, Inc., Class A *	15,115	829,511
TEGNA, Inc.	124,565	1,354,022
		2,183,533

Web Hosting/Design 2.27%
NIC, Inc.	61,436	766,721
Total Common Stocks		25,024,677
(cost $28,141,087)

	Coupon	Maturity	Principal
Corporate Non-Convertible Bond 0.69%	Rate%	Date	Amount
Electric - Generation 0.69%

Interamerican Energy Corp. #@+	15.00	11/08/21	$233,829	233,829
(cost $233,829)

Exchange Traded Funds 4.33%	Shares
Consumer Staples Select Sector SPDR Fund ETF	4,800	243,744
Health Care Select Sector SPDR Fund ETF	6,116	529,095
Real Estate Select Sector SPDR Fund ETF	10,500	325,500

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund
Portfolio of Investments	December 31, 2018

Exchange Traded Funds (cont’d)	Shares	Value
Utilities Select Sector SPDR Fund ETF	6,956	$368,112
Total Exchange Traded Funds		1,466,451
(cost $1,532,599)

Warrants 0.01%	Exercise Price	Exp. Date
Gold Mining 0.00%
Gran Colombia Gold Corp. *	$48.75	03/18/19	250	6

Oil Companies - Exploration & Production 0.01%
CruzSur Energy Corp., 144A #*∆	10.50	07/31/22	50,000	4,303
Total Warrants				4,309
(cost $0)

			Notional
	Strike	Exp.	Contract
Put Option Purchased 1.43%	Price	Date	Value	Contracts	Value
Exchange Traded Fund 1.43%
SPDR S&P 500 ETF Trust	$236.00	01/20	$8,922,144	357	484,449
(premiums paid $707,536)

Investments, at value 80.40%					27,213,715
(cost $30,615,051)
Other assets and liabilities, net 19.60%					6,633,808
Net Assets 100.00%					$33,847,523

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments	December 31, 2018

Common Stocks 87.37%	Shares	Value
Agricultural Chemicals 1.01%
Ishihara Sangyo Kaisha, Ltd. *	62,600	$611,867

Building & Construction Products - Miscellaneous 1.52%
Louisiana-Pacific Corp.	41,600	924,352

Building Products - Cement 1.64%
Anhui Conch Cement Co., Ltd.	206,400	998,104

Building Products - Wood 1.37%
Norbord, Inc.	31,300	832,252

Chemicals - Diversified 8.69%
Covestro AG	14,200	703,248
Dongyue Group, Ltd.	1,801,800	929,264
Kumho Petrochemical Co., Ltd. *	13,900	1,088,330
Nitto Denko Corp.	12,200	611,884
Tokuyama Corp.	44,600	978,825
Tosoh Corp.	75,750	982,561
		5,294,112

Chemicals - Specialty 1.63%
China Sanjiang Fine Chemicals Co., Ltd.	4,139,900	995,385

Coal 3.15%
Caribbean Resources Corp. #*@~	17	0
China Shenhua Energy Co., Ltd., H Shares	558,000	1,216,967
Peabody Energy Corp.	23,000	701,040
Walter Energy, Inc., 144A #*∆	4,293	1
		1,918,008

Commercial Service - Finance 0.31%
BIG Blockchain Intelligence Group, Inc. *	2,600,000	190,448

Diamonds/Precious Stones 0.28%
Barksdale Capital Corp. *	400,000	169,938
Rockwell Diamonds, Inc., 144A #*@∆	63,333	0
		169,938

Diversified Minerals 6.57%
Anglo American PLC	57,500	1,285,739
Anglo Pacific Group PLC	117,400	223,593
Caledonia Mining Corp. PLC	72,811	382,527
Encanto Potash Corp., 144A #*∆	300,000	32,962
Libero Copper Corp. *~	3,875,000	219,977
Lumina Gold Corp. *	804,100	341,619
Mako Mining Corp. *	1,200,000	149,429
Niocan, Inc., 144A #*∆	362,069	41,108
Salazar Resources, Ltd. *	3,000,000	252,710

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Diversified Minerals (cont’d)
Teck Resources, Ltd., Class B	25,000	$538,200
Teck Resources, Ltd., Class B	18,000	387,720
VR Resources, Ltd. *	1,125,000	148,330
		4,003,914

Electric - Integrated 2.00%
AGL Energy, Ltd.	83,900	1,218,414

Electronics - Military 0.09%
Global UAV Technologies, Ltd. *	2,225,000	57,043

Energy - Alternate Sources 3.45%
Pacific Green Energy Corp. #*@~	2,400,000	0
Polaris Infrastructure, Inc.	100,000	754,468
Vestas Wind Systems A/S	17,800	1,347,436
		2,101,904
Finance - Investment Banker/Broker 0.41%
GoldMoney, Inc. *	200,000	251,978

Forestry 1.04%
Interfor Corp. *	60,000	633,753

Gold Mining 10.81%
Centamin PLC	962,200	1,338,823
Chesapeake Gold Corp., 144A *∆	52,400	69,856
Continental Gold, Inc. *	82,800	136,464
CopperBank Resources Corp. *	1,300,000	47,612
Corona Minerals, Ltd. #*@	5,000	0
Dundee Precious Metals, Inc. *	260,000	685,614
Evolution Mining, Ltd.	193,866	504,326
Gran Colombia Gold Corp. *	4,100	8,469
NGEx Resources, Inc. *	461,000	347,908
NGEx Resources, Inc. *	255,900	192,131
Northern Star Resources, Ltd.	84,400	550,926
OceanaGold Corp.	395,500	1,442,712
Radisson Mining Resources, Inc. *	1,160,900	85,035
Ramelius Resources, Ltd. *	483,100	159,789
Red Pine Exploration, Inc. *	1,500,000	49,443
Revival Gold, Inc. *	500,000	292,997
Royal Road Minerals, Ltd. *	5,750,000	294,829
Sandstorm Gold, Ltd. *	82,000	378,020
		6,584,954
Information Technology 0.60%
Abaxx Technologies, Inc., 144A #*@∆	1,250,000	366,247

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Medical - Hospitals 0.00%
African Medical Investments PLC #*@	2,507,500	$0

Metal - Copper 2.10%
Hudbay Minerals, Inc.	270,800	1,281,401

Metal - Diversified 5.81%
Aguia Resources, Ltd. *	2,949,500	291,894
Aguia Resources, Ltd. *	714,286	68,017
Ascendant Resources, Inc. *	300,000	88,998
Chakana Copper Corp. *	320,000	98,447
Filo Mining Corp. *	134,650	216,987
Filo Mining Corp. *	115,250	177,975
Galway Metals, Inc. *	500,000	65,924
Glencore PLC	5,600	20,821
GoviEx Uranium, Inc. *	2,100,000	230,735
GoviEx Uranium, Inc., 144A #*∆	58,000	6,373
Ivanhoe Mines, Ltd. *	305,900	531,045
Luminex Resources Corp. *	120,615	56,544
NorthIsle Copper & Gold, Inc. *	1,000,000	62,262
Novo Resources Corp. *	158,600	288,110
Orsu Metals Corp., 144A #*∆	14,761	3,136
Sandfire Resources NL	248,700	1,171,062
Troilus Gold Corp. *	294,000	161,515
		3,539,845

Metal - Iron 0.00%
Consolidated Growth Holdings, Ltd. #*@	19,859,173	0
WAI Capital Investment Corp., 144A #*@∆	292,500	0
		0

Mining Services 0.32%
Bounty Mining, Ltd. *	1,692,307	107,121
Cordoba Minerals Corp. *	1,000,000	84,237
		191,358

Natural Resource Technology 0.20%
I-Pulse, Inc., 144A #*@+∆	15,971	120,741

Non-Ferrous Metals 0.26%
Group Eleven Resources Corp. *	650,000	57,134
InZinc Mining, Ltd. *	2,000,000	73,249
NxGold, Ltd. *	200,000	11,354
Sterling Group Ventures, Inc., 144A #*∆	500,000	17,500
		159,237

Oil - Field Services 0.03%
Cabot Energy PLC *	2,500,000	19,903

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Oil Companies - Exploration & Production 2.92%
Africa Energy Corp., 144A #*∆	2,110,889	$262,856
CNOOC, Ltd., ADR	4,000	609,800
CruzSur Energy Corp. *	300,000	35,160
CruzSur Energy Corp. #*@+	50,000	5,332
CruzSur Energy Corp., 144A #*∆	200,000	23,440
Frontera Energy Corp. *	80,000	784,061
Ivanhoe Energy, Inc. *	18,719	112
Range Energy Resources, Inc., 144A #*∆	15,000,000	54,937
U.S. Oil Sands, Inc., 144A #*@∆	198,000	0
		1,775,698

Oil Companies - Integrated 3.61%
LUKOIL PJSC, ADR	12,100	864,908
Polskie Gornictwo Naftowe i Gazownictwo SA	721,400	1,333,849
		2,198,757

Oil Companies - US Royalty Trusts 0.02%
San Juan Basin Royalty Trust	2,000	9,600

Oil Refining & Marketing 5.19%
Grupa Lotos SA	57,300	1,357,610
PBF Energy, Inc., Class A	23,400	764,478
Saras SpA	536,900	1,041,705
		3,163,793

Paper & Related Products 1.79%
Canfor Pulp Products, Inc.	45,000	534,317
Resolute Forest Products, Inc.	70,000	555,100
		1,089,417

Petrochemicals 2.98%
Lotte Chemical Corp.	4,700	1,168,570
Sinopec Shanghai Petrochemical Co., Ltd., ADR	15,000	647,400
		1,815,970

Precious Metals 0.18%
Brixton Metals Corp. #*@+	1,000,000	111,339

Real Estate Operating/Development 6.76%
Pacific Infrastructure Ventures, Inc. #*@+	7,443,544	4,119,257

Retail - Jewelry 0.01%
Mene, Inc. *	10,353	4,550

Rubber & Vinyl 1.75%
Zeon Corp.	116,200	1,063,831

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Rubber/Plastic Products 0.75%
Trinseo SA	10,000	$457,800

Silver Mining 0.03%
Bunker Hill Mining Corp. *	500,000	20,144

Steel - Producers 8.09%
China Oriental Group Co., Ltd.	1,520,100	906,057
Evraz PLC	190,500	1,166,523
Maanshan Iron & Steel Co., Ltd.	2,429,000	1,071,633
Salzgitter AG	26,200	764,602
Severstal PJSC, GDR	74,800	1,021,020
		4,929,835
Total Common Stocks		53,225,149
(cost $120,680,970)

Corporate Non-Convertible Bond 4.60%	Coupon Rate %	Maturity Date	Principal Amount
Electric - Generation 4.60%

Interamerican Energy Corp. #@+	15.00	11/08/21	$2,805,938	2,805,938
(cost $2,805,938)

Warrants 0.03%	Exercise Price	Exp. Date	Shares
Diversified Minerals 0.00%
VR Resources, Ltd. #*@	$0.60	03/21/19	562,500	0

Electronics - Military 0.00%
Global UAV Technologies, Ltd., 144A #*@∆	0.15	06/25/20	1,112,500	0

Gold Mining 0.00%
Gran Colombia Gold Corp. *	48.75	03/18/19	59,500	1,416
Troilus Gold Corp. #*@	2.50	11/21/20	294,000	0
				1,416
Metal - Diversified 0.00%
Aguia Resources, Ltd., 144A #*@∆	0.65	06/30/20	1,450,000	0

Non-Ferrous Metals 0.00%
Giyani Metals Corp., 144A #*@∆	0.40	08/07/19	174,318	0

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund

Portfolio of Investments	December 31, 2018

Warrants (cont’d)	Exercise Price	Exp. Date	Shares	Value
Oil Companies - Exploration & Production 0.03%
CruzSur Energy Corp., 144A #*	$10.50	07/31/22	200,000	$17,214
Total Warrants				18,630
(cost $0)

Call Options Purchased 0.14%	Strike Price	Exp. Date	Notional Contract Value	Contracts	Value
Agricultural Chemicals 0.00%
Nutrien, Ltd.	$55.00	01/19	$1,650,000	300	300

Commodity 0.12%
SPDR Gold Shares ETF	118.00	01/19	2,360,000	200	71,600

Diversified Minerals 0.01%
BHP Group, Ltd.	55.00	01/19	3,300,000	600	4,500

Gold Mining 0.00%
Franco-Nevada Corp.	85.00	01/19	1,275,000	150	150

Metal - Copper 0.00%
Freeport-McMoRan, Inc.	22.00	01/19	880,000	400	400
Freeport-McMoRan, Inc.	20.00	01/19	1,400,000	700	700
Freeport-McMoRan, Inc.	17.00	01/19	1,360,000	800	800
					1,900

Oil Companies - Integrated 0.00%
BP PLC	45.00	01/19	2,295,000	510	510
Chevron Corp.	135.00	01/19	2,160,000	160	160
Royal Dutch Shell PLC	70.00	01/19	1,960,000	280	280
TOTAL SA	62.50	01/19	3,750,000	600	600
					1,550

Precious Metals 0.01%
VanEck Vectors Junior Gold
Miners ETF	34.00	01/19	1,360,000	400	4,600

Total Purchased Call Options					84,600
(premiums paid $1,005,336)

Investments, at value 92.14%					56,134,317
(cost $124,492,244)
Other assets and liabilities, net 7.86%					4,787,068

Net Assets 100.00%					$60,921,385

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments	December 31, 2018

Common Stocks 93.95%	Shares	Value
Advanced Materials/Production 3.85%
Nano One Materials Corp. *	3,000,000	$2,724,875

Capital Pools 0.71%
Magna Gold Corp. #*@	1,000,000	256,373
Westhaven Ventures, Inc. *	250,000	247,216
		503,589

Coal 0.00%
Caribbean Resources Corp. #*@	4	0

Diamonds/Precious Stones 1.62%
Barksdale Capital Corp. *~	2,700,000	1,147,085
Rockwell Diamonds, Inc., 144A #*@∆	171,667	0
		1,147,085

Diversified Minerals 4.66%
Adamera Minerals Corp., 144A #*∆	1,492,543	87,462
Argo Gold, Inc. *~	2,342,500	274,539
Argo Gold, Inc. #*@~+	625,000	69,587
Bluebird Battery Metals, Inc. *	1,000,000	172,136
Calibre Mining Corp. *	450,000	120,312
Erdene Resource Development Corp. *	300,000	57,135
Gatling Exploration, Inc. *	992,857	283,632
Golden Predator Mining Corp. *	1,200,000	224,143
Indochine Mining, Ltd. #*@	10,000	0
Lithium Power International, Ltd. *	500,000	91,612
Lithoquest Diamonds, Inc. *	750,000	101,633
Lumina Gold Corp. *	1,000,000	424,846
Mako Mining Corp. *	1,500,000	186,786
NextSource Materials, Inc. *	3,000,000	197,773
Rubicon Minerals Corp. *	500,000	487,108
Salazar Resources, Ltd. *	1,500,000	126,355
VR Resources, Ltd. *~	3,000,000	395,546
		3,300,605

Finance - Investment Banker/Broker 0.02%
Coin Hodl, Inc., 144A #*∆	133,333	14,894

Gold Mining 46.17%
Alexandria Minerals Corp. *	9,048,000	198,828
Algold Resources, Ltd. *	540,000	146,352
Alio Gold, Inc. *	359,999	303,251
Alio Gold, Inc., 144A ∆	132,924	111,971
Allegiant Gold, Ltd. *	2,150,000	488,207
Aurelius Minerals, Inc. *	1,250,000	32,047
Auryn Resources, Inc. *	1,250,000	1,144,521
Barkerville Gold Mines, Ltd. *	500,000	146,499

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Gold Mining (cont’d)
Bellevue Gold, Ltd. *	3,000,000	$869,186
Black Dragon Gold Corp. *	4,000,000	278,347
Black Dragon Gold Corp. *	1,000,000	61,788
Bonterra Resources, Inc. *	418,636	794,219
Chesapeake Gold Corp., 144A *∆	192,199	256,228
Comstock Mining, Inc. *	533,000	70,889
Contact Gold Corp. *	1,300,000	323,762
CopperBank Resources Corp. *~	22,805,418	835,241
CopperBank Resources Corp., 144A #*~∆	174,000	6,373
Coral Gold Resources, Ltd. *	750,000	208,761
Corona Minerals, Ltd. #*@	81,250	0
Eastmain Resources, Inc. *	1,000,000	120,861
Fiore Gold, Ltd. *	2,000,000	498,095
Fremont Gold, Ltd. *~	4,000,000	439,496
Gascoyne Resources, Ltd. *	1,600,000	152,738
Gold Standard Ventures Corp. *	1,150,000	1,437,500
Golden Star Resources, Ltd. *	50,000	157,500
GoldQuest Mining Corp. *	1,500,000	115,368
GT Gold Corp. *	375,000	167,558
IDM Mining, Ltd. *	5,000,000	219,748
IDM Mining, Ltd., 144A #*∆	95,000	4,175
Jaguar Mining, Inc. *	1,801,000	277,036
K92 Mining, Inc. *	1,250,000	769,118
Klondike Gold Corp. *	503,000	66,320
Lundin Gold, Inc. *	500,000	1,827,571
Mammoth Resources Corp. *~	2,171,200	95,423
McEwen Mining, Inc.	134,764	246,784
Mirasol Resources, Ltd. *	2,000,000	1,538,236
Nighthawk Gold Corp. *	1,855,000	597,861
NV Gold Corp. *	1,000,000	84,237
OceanaGold Corp., 144A ∆	5,348	19,509
Oklo Resources, Ltd. *	4,000,000	704,296
Orca Gold, Inc. *	4,045,000	1,570,356
Osisko Gold Royalties, Ltd.	100,000	876,795
Otis Gold Corp. *	1,500,000	109,874
Petaquilla Minerals, Ltd., 144A#*@∆	2,660,000	0
Probe Metals, Inc. *	1,000,000	966,891
Pure Gold Mining, Inc. *	3,000,000	1,428,362
Radisson Mining Resources, Inc. *~	8,244,000	603,868
Radius Gold, Inc., 144A #*∆	125,000	10,530
Red Pine Exploration, Inc. *	8,000,000	263,698
Redstar Gold Corp. *	15,000,000	329,622
Reunion Gold Corp. *	3,000,000	395,546
Revival Gold, Inc. *	1,500,000	878,992
Rise Gold Corp. *	2,000,000	124,524
Seafield Resources, Ltd., 144A #*@∆	1,300,000	0
Silver Lake Resources, Ltd. *	500,000	195,998

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Gold Mining (cont’d)
Strikepoint Gold, Inc. *	2,000,000	$219,748
Taurus Gold, Ltd., 144A #*@∆	2,448,381	0
TMAC Resources, Inc. *	100,000	502,490
Tolima Gold, Inc., 144A #*∆	4,100,000	22,524
TriStar Gold, Inc. *~	31,130,000	3,534,391
Wesdome Gold Mines, Ltd. *	1,500,000	4,867,419
		32,717,528

Investment Companies 0.10%
Pinecrest Resources, Ltd. *	400,000	71,784

Medical - Hospitals 0.00%
African Medical Investments PLC #*@	4,637,500	0

Metal - Copper 0.05%
Aston Bay Holdings, Ltd. *	825,000	33,237

Metal - Diversified 11.38%
Argent Minerals, Ltd. *	21,100,000	221,441
Cardinal Resources, Ltd. *	7,450,000	2,251,799
Cardinal Resources, Ltd. *	5,142,500	1,582,076
Cartier Resources, Inc. *	1,000,000	97,055
Chakana Copper Corp. *~	4,600,000	1,415,177
Columbus Gold Corp. *	750,000	109,874
Genesis Metals Corp. *	583,000	38,434
Genesis Metals Corp., 144A #*∆	2,917,000	192,301
Integra Resources Corp. *	400,000	246,118
Kaizen Discovery, Inc. *	8,000,000	351,597
Luminex Resources Corp. *	150,000	70,319
New Age Metals, Inc., 144A #*∆	143,518	6,308
Novo Resources Corp. *	100,000	181,658
Orex Minerals, Inc. *	5,000,000	292,997
Orsu Metals Corp., 144A #*∆	186,922	39,707
Rockcliff Metals Corp., 144A #*∆	873,333	54,375
RTG Mining, Inc. *	2,289,378	177,836
Silver Bull Resources, Inc. *	2,500,000	264,500
Sirios Resources, Inc. *	1,600,000	164,079
Torq Resources, Inc. *	1,000,000	309,478
		8,067,129

Metal - Iron 0.20%
Vector Resources, Ltd. *	10,000,000	140,257

Mining Services 0.19%
Cordoba Minerals Corp. *	500,000	42,118
Havilah Mining Corp. *	450,000	95,591
		137,709

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Non-Ferrous Metals 1.17%
Adventus Zinc Corp. *	1,000,000	$549,370
InZinc Mining, Ltd. *	3,000,000	109,874
Tajiri Resources Corp. #*@	1,900,000	167,009
		826,253

Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp. #*@	2,000,000	0

Optical Recognition Equipment 0.01%
Nexoptic Technology Corp., 144A *∆	12,083	5,753

Precious Metals 22.46%
Amani Gold, Ltd. *	54,500,000	153,471
Barsele Minerals Corp. *~	7,050,000	2,065,631
Brixton Metals Corp. *	2,500,000	292,997
Brixton Metals Corp. #*@+	1,000,000	111,339
Candente Gold Corp., 144A #*∆	4,875,000	71,418
Corvus Gold, Inc. *	29,000	55,867
Dolly Varden Silver Corp. *~	8,428,000	3,024,993
GFG Resources, Inc. *	3,250,000	488,024
Group Ten Metals, Inc. *	1,044,000	133,827
Hecla Mining Co.	735,000	1,734,600
Kootenay Silver, Inc. *	1,000,000	98,887
Liberty Gold Corp. *	500,000	111,705
Metalla Royalty & Streaming, Ltd.	1,000,000	615,294
New Pacific Metals Corp. *	1,075,000	1,141,774
Polarx, Ltd. *	15,653,968	604,063
Roxgold, Inc. *	2,500,000	1,483,299
Silver Viper Minerals Corp. *	1,300,000	80,941
SilverCrest Metals, Inc. *	1,000,000	2,922,649
Terrax Minerals, Inc. *	1,000,000	307,647
Toachi Mining, Inc. *~	4,000,000	278,348
Toachi Mining, Inc., 144A #~∆	2,000,000	139,174
		15,915,948

Retail - Jewelry 0.91%
Mene, Inc. *	1,475,000	648,257

Silver Mining 0.45%
Americas Silver Corp. *	100,000	163,346
Metallic Minerals Corp. *	710,000	109,215
Santacruz Silver Mining, Ltd. *	1,000,000	43,949
		316,510

Total Common Stocks		66,571,413
(cost $126,903,146)

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments	December 31, 2018

Corporate Non-Convertible Bond 1.06%	Coupon Rate %	Maturity Date	Principal Amount	Value
Electric - Generation 1.06%

Interamerican Energy Corp. #@+	15.00	11/08/21	$748,250	$748,250
(cost $748,250)

Right 0.36%	Shares
Metal - Diversified 0.36%
Cardinal Resources, Ltd. *	1,500,000	258,849
(cost $13,109)

Exchange Traded Funds 3.43%
Direxion Daily Gold Miners Index Bull 3X Shares ETF	60,000	1,050,000
Direxion Daily Junior Gold Miners Index Bull 3x Shares ETF	150,000	1,381,500
Total Exchange Traded Funds		2,431,500
(cost $3,438,611)

Warrants 0.08%	Exercise Price	Exp. Date
Diversified Minerals 0.00%
VR Resources, Ltd. #*@~	$0.60	03/21/19	862,500	0

Gold Mineral Exploration & Development 0.00%
Western Exploration & Development, Ltd., 144A #*@∆	0.50	12/31/49	600,000	0

Gold Mining 0.08%
Alexandria Minerals Corp., 144A #*@∆	0.10	06/20/19	1,256,195	0
Fiore Gold, Ltd. #*@	0.45	09/26/20	1,300,000	0
Gran Colombia Gold Corp. *	48.75	03/18/19	96,250	2,291
Osisko Gold Royalties, Ltd. *	36.50	02/18/22	164,658	52,466
Redstar Gold Corp. #*@	0.14	05/03/19	2,500,000	0
Revival Gold, Inc., 144A #*@∆	0.90	10/19/19	482,500	0
Strikepoint Gold, Inc., 144A #*@∆	0.30	07/22/20	450,000	0
TriStar Gold, Inc., 144A #*@~∆	0.45	04/28/19	1,000,000	0
Westgold Resources, Ltd. *	2.00	06/30/19	100,000	951
				55,708

Metal - Diversified 0.00%
Genesis Metals Corp., 144A #*@∆	0.23	06/05/19	1,604,500	0
Minera Alamos, Inc. #*@	0.15	05/13/19	2,225,000	0
				0

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund

Portfolio of Investments	December 31, 2018

Warrants (cont’d)	Exercise Price	Exp. Date	Shares	Value
Retail - Jewelry 0.00%
Mene, Inc. #*@	$1.00	11/29/20	465,000	$0
Total Warrants				55,708
(cost $540,574)

Call Options Purchased 0.33%	Strike Price	Exp. Date	Notional Contract Value	Contracts	Value
Gold Mining 0.14%
Pretium Resources, Inc.	$8.00	03/19	$680,000	850	97,750

Precious Metals 0.19%
Wheaton Precious Metals Corp.	20.00	03/19	2,500,000	1,250	140,000
Total Purchased Call Options					237,750
(premiums paid $224,320)

Investments, at value 99.21%					70,303,470
(cost $131,868,010)
Other assets and liabilities, net 0.79%					557,417

Net Assets 100.00%					$70,860,887

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments	December 31, 2018

Common Stocks 90.09%	Shares	Value
Diversified Minerals 0.13%
Mako Mining Corp. *	862,400	$107,389

Gold Mining 63.86%
Acacia Mining PLC *	700,000	1,635,599
Agnico Eagle Mines, Ltd.	35,000	1,414,000
Alacer Gold Corp. *	500,000	922,942
Alamos Gold, Inc.	350,000	1,260,000
Alio Gold, Inc. *	740,000	623,352
Argonaut Gold, Inc. *	500,000	571,345
B2Gold Corp. *	150,000	438,000
Beadell Resources, Ltd. *	4,000,000	144,023
Bonterra Resources, Inc. *	150,000	284,574
Centamin PLC	650,000	904,422
Centerra Gold, Inc. *	300,000	1,287,723
Cia de Minas Buenaventura SAA, ADR	50,000	811,000
Comstock Mining, Inc. *	924,329	122,936
Dundee Precious Metals, Inc. *	550,000	1,450,337
Eldorado Gold Corp. *	250,000	720,000
Gold Fields, Ltd., ADR	250,000	880,000
Golden Star Resources, Ltd. *	600,000	1,890,000
Harmony Gold Mining Co., Ltd., ADR *	500,000	895,000
Harte Gold Corp. *	1,500,000	423,015
IAMGOLD Corp. *	250,000	920,000
Intermin Resources, Ltd. *	2,000,000	182,817
Jaguar Mining, Inc. *	7,205,000	1,108,299
K92 Mining, Inc. *	1,650,000	1,015,236
Leagold Mining Corp. *	1,680,000	2,128,919
Newmont Mining Corp.	25,000	866,250
Northern Star Resources, Ltd.	600,000	3,916,539
Osisko Gold Royalties, Ltd.	100,000	876,794
Pantoro, Ltd. *	3,000,000	422,265
Premier Gold Mines, Ltd. *	1,000,000	1,179,314
Resolute Mining, Ltd.	2,000,000	1,628,858
Sandstorm Gold, Ltd. *	600,000	2,766,000
Silver Lake Resources, Ltd. *	3,000,000	1,175,986
St Barbara, Ltd.	2,250,000	7,452,777
Superior Gold, Inc. *	1,750,000	1,076,765
Teranga Gold Corp. *	375,000	1,106,981
TMAC Resources, Inc. *	100,000	502,490
Wesdome Gold Mines, Ltd. *	2,450,000	7,950,117
Westgold Resources, Ltd. *	1,000,000	619,793
Yamana Gold, Inc.	600,000	1,416,000
		54,990,468

Medical - Hospitals 0.00%
African Medical Investments PLC #*@	2,000,000	0

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value
Metals & Mining 0.66%
North American Palladium, Ltd. #*@+	75,000	$563,132

Mining Services 0.10%
Havilah Mining Corp. *	406,250	86,297

Non - Ferrous Metals 0.83%
Energy Fuels, Inc. *	250,000	712,500

Precious Metals 15.19%
Coeur Mining, Inc. *	145,225	649,156
EMX Royalty Corp. *	1,008,500	1,115,467
Hecla Mining Co.	900,000	2,124,000
Maverix Metals, Inc. *	1,500,000	2,658,951
Metalla Royalty & Streaming, Ltd.	750,000	461,471
Roxgold, Inc. *	2,500,000	1,483,299
Sailfish Royalty Corp. *	300,000	217,550
SSR Mining, Inc. *	200,000	2,418,000
Wheaton Precious Metals Corp.	100,000	1,953,000
		13,080,894
Recycling 0.65%
Tomra Systems ASA	25,000	563,036

Retail - Jewelry 2.94%
Mene, Inc. *	50,000	21,975
Mene, Inc., 144A #∆	5,714,285	2,511,406
		2,533,381

Silver Mining 5.73%
Americas Silver Corp. *	250,000	408,365
Excellon Resources, Inc. *	850,700	429,961
Great Panther Silver, Ltd. *	750,000	532,500
Pan American Silver Corp.	150,000	2,190,000
Santacruz Silver Mining, Ltd. *	2,500,000	109,874
Silvercorp Metals, Inc.	600,000	1,260,000
		4,930,700
Total Common Stocks		77,567,797
(cost $81,088,517)

Corporate Non-Convertible Bonds 0.33%	Coupon Rate %	Maturity Date	Principal Amount
Coal 0.00%
Caribbean Resources Corp. #@^	19.25	06/15/15	$485,766	0

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund
Portfolio of Investments	December 31, 2018

Corporate Non-Convertible Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value
Electric - Generation 0.33%

Interamerican Energy Corp. #@+	15.00	11/08/21	$280,594	$280,594
Total Corporate Non-Convertible Bonds				280,594
(cost $766,360)

Exchange Traded Funds 5.72%			Shares
Direxion Daily Gold Miners Index Bull 3X Shares ETF			150,000	2,625,000
Direxion Daily Junior Gold Miners Index Bull 3x Shares ETF			250,000	2,302,500
Total Exchange Traded Funds				4,927,500
(cost $5,639,556)

Warrants 0.05%	Exercise Price	Exp. Date
Gold Mining 0.05%
Alio Gold, Inc., 144A #*@∆	$3.44	01/31/20	240,000	0
Gran Colombia Gold Corp. *	48.75	03/18/19	37,500	893
Osisko Gold Royalties, Ltd. *	36.50	02/18/22	123,242	39,269
Westgold Resources, Ltd. *	2.00	06/30/19	500,000	4,755
				44,917

Retail - Jewelry 0.00%
Mene, Inc., 144A #*@∆	0.70	12/29/19	5,714,285	0
Total Warrants				44,917
(cost $180,063)

Call Options Purchased 0.36%	Strike Price	Exp. Date	Notional Contract Value	Contracts	Value
Gold Mining 0.13%
Pretium Resources, Inc.	$8.00	03/19	$800,000	1,000	115,000

Precious Metals 0.23%
Wheaton Precious Metals Corp.	20.00	03/19	3,500,000	1,750	196,000
Total Purchased Call Options					311,000
(premiums paid $293,638)

Investments, at value 96.55%					83,131,808
(cost $87,968,134)
Other assets and liabilities, net 3.45%					2,974,582

Net Assets 100.00%					$86,106,390

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund

Portfolio of Investments	December 31, 2018

Common Stocks 90.69%	Shares	Value

Agricultural Operations 0.90%
Kernel Holding SA	21,300	$278,938

Airlines 7.39%
Aegean Airlines SA	47,000	397,514
Aeroflot PJSC	328,000	475,196
Deutsche Lufthansa AG	18,350	414,408
easyJet PLC	24,000	338,180
Pegasus Hava Tasimaciligi AS *	45,000	194,246
Ryanair Holdings PLC, ADR *	2,070	147,674
Turk Hava Yollari AO *	53,000	160,851
Wizz Air Holdings PLC *	4,910	175,415
		2,303,484

Appliances 0.43%
Vestel Beyaz Esya Sanayi ve Ticaret AS	58,670	133,291

Automotive - Cars & Light Trucks 1.97%
Ford Otomotiv Sanayi AS	41,200	388,669
Tofas Turk Otomobil Fabrikasi AS	70,750	225,835
		614,504

Automotive - Medium & Heavy Duty Trucks 0.29%
Otokar Otomotiv Ve Savunma Sanayi A.S.	5,370	89,534

Automotive/Truck Parts & Equipment - Original 0.51%
Brembo SpA	15,650	159,721

Beverages - Non-alcoholic 0.40%
Coca-Cola Icecek AS	21,500	125,234

Building & Construction Products - Miscellaneous 0.39%
Enka Insaat ve Sanayi AS	139,000	120,334

Cellular Telecommunication 1.30%
Mobile TeleSystems PJSC, ADR	19,200	134,400
PLAY Communications SA	24,000	134,106
Turkcell Iletisim Hizmetleri AS	59,500	136,441
		404,947

Chemicals - Diversified 0.88%
Ciech SA	23,100	273,713

Coal 1.11%
Jastrzebska Spolka Weglowa SA *	19,200	347,133

See notes to portfolios of investments and note to financial statments.

Emerging Europe Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Commercial Banks Non-US 16.04%
Akbank T.A.S.	212,000	$273,493
Alior Bank SA *	6,500	92,545
Alpha Bank AE *	185,700	233,583
Banca Transilvania SA	694,465	342,517
Bank Polska Kasa Opieki SA	10,250	298,831
National Bank of Greece SA *	72,800	91,620
OTP Bank PLC	10,900	440,503
Piraeus Bank SA *	36,000	34,618
Powszechna Kasa Oszczednosci Bank Polski SA	29,250	308,984
Santander Bank Polska SA	2,000	192,233
Sberbank of Russia PJSC, ADR	220,700	2,418,872
Turkiye Garanti Bankasi AS	101,000	151,387
Yapi ve Kredi Bankasi AS *	385,000	116,249
		4,995,435

Computer Services 0.95%
Asseco Poland SA	24,000	296,094

Cosmetics & Toiletries 0.54%
Unilever PLC	3,200	168,009

Diamonds/Precious Stones 0.60%
Alrosa PJSC	132,000	185,938

Diversified Operations 1.27%
Tekfen Holding AS	101,000	394,499

Electric - Distribution 1.05%
Enea SA *	123,000	325,965

Electric - Generation 0.94%
Inter RAO UES PJSC	5,301,000	294,244

Electric - Integrated 0.90%
PGE Polska Grupa Energetyczna SA *	105,000	281,545

Energy - Alternate Sources 0.13%
Blockchain Power Trust *	525,000	40,379

Food - Retail 2.24%
BIM Birlesik Magazalar AS	5,750	94,516
Dino Polska SA *	6,650	170,772
Magnit PJSC, GDR	7,500	95,451
Migros Ticaret AS *	60,500	170,203
X5 Retail Group NV, GDR	6,700	166,228
		697,170

See notes to portfolios of investments and note to financial statments.

Emerging Europe Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Food - Wholesale/Distribution 1.42%
Eurocash SA	93,500	$440,961

Gold Mining 0.42%
Alacer Gold Corp. *	40,000	73,835
Eldorado Gold Corp. *	20,000	57,600
		131,435

Machinery - Farm 0.47%
Turk Traktor ve Ziraat Makineleri AS	22,000	144,949

Metal - Diversified 0.74%
MMC Norilsk Nickel PJSC, ADR	7,750	146,010
Orsu Metals Corp., 144A #*∆	402,500	85,500
		231,510

Metal - Iron 1.60%
Novolipetsk Steel PJSC, GDR	21,800	499,699

Miscellaneous Manufacturing 0.66%
Trakya Cam Sanayii AS	359,251	205,524

Multi-line Insurance 1.03%
Allianz SE	1,590	319,519

Oil Companies - Exploration & Production 1.09%
Novatek PJSC, GDR	985	166,465
Societatea Nationala de Gaze Naturale ROMGAZ SA	25,350	173,766
		340,231

Oil Companies - Integrated 22.63%
Gazprom Neft PJSC, ADR	1,550	39,339
Gazprom PJSC, ADR	379,000	1,677,953
LUKOIL PJSC, ADR	45,500	3,245,970
MOL Hungarian Oil & Gas PLC	51,010	559,803
OMV Petrom SA	3,780,000	278,327
Polskie Gornictwo Naftowe i Gazownictwo SA	159,500	294,911
Surgutneftegas OJSC, ADR	50,000	188,000
Tatneft PJSC, ADR	12,050	765,175
		7,049,478

Oil Refining & Marketing 2.55%
Aygaz AS	53,000	113,368
Grupa Lotos SA	11,150	264,177
Motor Oil Hellas Corinth Refineries SA	13,100	315,468
Polski Koncern Naftowy ORLEN SA	3,550	102,857
		795,870

See notes to portfolios of investments and note to financial statments.

Emerging Europe Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Property/Casualty Insurance 1.16%
Powszechny Zaklad Ubezpieczen SA	30,750	$362,284

Recreational Centers 0.59%
Benefit Systems SA *	812	183,781

Regional Banks - Non US 1.50%
TCS Group Holding PLC, GDR	30,000	465,929

Retail - Jewelry 0.24%
Pandora A/S	1,815	74,097

Retail - Major Dept Store 1.52%
Detsky Mir PJSC	365,000	474,269

Steel - Producers 6.33%
Eregli Demir ve Celik Fabrikalari TAS	207,500	282,111
Evraz PLC	81,800	500,901
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS *	215,000	88,451
Magnitogorsk Iron & Steel Works PJSC, GDR	58,600	487,205
Mechel PJSC, ADR *	78,000	154,440
Severstal PJSC, GDR	33,800	459,403
		1,972,511

Telecom Services 0.90%
O2 Czech Republic AS	12,600	135,468
Turk Telekomunikasyon AS *	198,200	145,872
		281,340

Telephone - Integrated 0.91%
Magyar Telekom Telecommunications PLC	181,000	284,677

Textile - Apparel 0.61%
LPP SA	91	191,326

Tobacco 0.53%
Philip Morris CR AS	265	165,813

Transportation - Rail 1.70%
Globaltrans Investment PLC, GDR	58,399	528,298

Transportation - Services 1.14%
Oesterreichische Post AG	10,300	353,943

Travel Services 0.34%
TUI AG	7,400	106,358

See notes to portfolios of investments and note to financial statments.

Emerging Europe Fund

Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Warehousing & Harbor Transportation Services 0.38%
Tallinna Sadam AS *	50,000	$116,903

Total Common Stocks		28,250,816
(cost $30,351,977)

Exchange Traded Funds 1.60%
Direxion Daily Russia Bull 3x Shares ETF	10,500	313,005
iShares MSCI Poland Capped ETF	8,000	184,240

Total Exchange Traded Funds		497,245
(cost $513,105)

Warrant 0.00%	Exercise Price	Exp. Date

Energy - Alternate Sources 0.00%
Blockchain Power Trust #*@	$0.80	01/09/20	262,500	0
(cost $0)

Investments, at value 92.29%				28,748,061
(cost $30,865,082)
Other assets and liabilities, net 7.71%				2,401,961

Net Assets 100.00%				$31,150,022

See notes to portfolios of investments and note to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2018

Common Stocks 83.50%	Shares	Value

Agricultural Operations 0.43%
First Resources, Ltd.	50,000	$56,653

Airlines 1.35%
AirAsia Bhd	250,000	179,212

Appliances 0.59%
Haier Electronics Group Co., Ltd.	32,000	78,706

Automotive - Cars & Light Trucks 1.24%
BAIC Motor Corp., Ltd.	23,000	12,167
Geely Automobile Holdings, Ltd.	86,000	151,668
		163,835

Automotive - Medium & Heavy Duty Trucks 4.72%
Sinotruk Hong Kong, Ltd.	415,000	625,659

Automotive/Truck Parts & Equipment - Original 0.44%
Fuyao Glass Industry Group Co., Ltd.	18,400	58,911

Automotive/Truck Parts & Equipment - Replacement 3.25%
Weichai Power Co., Ltd.	376,000	430,467

Batteries/Battery Systems 1.40%
Tianneng Power International, Ltd.	222,000	185,113

Building - Heavy Construction 0.24%
DMCI Holdings, Inc.	133,200	32,364

Building & Construction Products - Miscellaneous 1.23%
China National Building Material Co., Ltd.	18,000	12,317
HDC Holdings Co., Ltd.	267	4,126
HDC Hyundai Development Co.-Engineering & Construction *	374	16,198
IS Dongseo Co., Ltd.	4,743	130,290
		162,931

Building Products - Cement 2.70%
Anhui Conch Cement Co., Ltd.	71,000	343,340
West China Cement, Ltd.	110,000	14,919
		358,259

Casino Hotels 1.10%
Wynn Macau, Ltd.	66,800	145,415

Chemicals - Diversified 0.52%
Dongyue Group, Ltd.	24,000	12,378
Huchems Fine Chemical Corp.	707	15,226
Kumho Petrochemical Co., Ltd. *	190	14,876

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Chemicals - Diversified (cont’d)
PTT Global Chemical PCL, NVDR	12,200	$26,731
		69,211

Chemicals - Specialty 0.10%
Huabao International Holdings, Ltd.	32,000	13,565

Coal 1.13%
Indo Tambangraya Megah Tbk PT	106,000	149,492

Consumer Products - Miscellaneous 0.00%
Tongda Hong Tai Holdings, Ltd. *	2,000	317

Containers - Paper/Plastic 0.13%
Lee & Man Paper Manufacturing, Ltd.	20,000	16,926

Distribution/Wholesale 0.21%
Crystal International Group, Ltd.	55,000	27,906

Electronic Components - Miscellaneous 0.08%
Yageo Corp.	1,000	10,358

Electronic Components - Semiconductors 0.53%
Sino-American Silicon Products, Inc.	14,000	27,848
SK Hynix, Inc.	767	41,814
		69,662

Electronic Measuring Instruments 0.09%
Chroma ATE, Inc.	3,000	11,530

Enterprise Software/Services 0.87%
Sinosoft Technology Group, Ltd.	442,000	114,937

Entertainment Software 1.50%
IGG, Inc.	145,000	198,847

Food - Flour & Grain 0.38%
Tingyi Cayman Islands Holding Corp.	38,000	50,894

Food - Miscellaneous/Diversified 3.32%
Yihai International Holding, Ltd.	181,000	440,576

Gas - Distribution 0.18%
China Resources Gas Group, Ltd.	6,000	23,775

Gold Mining 3.48%
Zijin Mining Group Co., Ltd., H Shares	1,218,000	461,583

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Internet Content - Entertainment 2.12%
NCSoft Corp.	670	$280,844

Investment Management/Advisory Services 0.13%
Value Partners Group, Ltd.	25,000	17,359

Life/Health Insurance 2.82%
New China Life Insurance Co., Ltd.	94,200	373,780

Machinery - Construction & Mining 0.35%
United Tractors Tbk PT	24,000	45,690

Medical - Drugs 0.39%
Luye Pharma Group, Ltd.	19,000	13,224
SSY Group, Ltd.	34,000	25,228
YiChang HEC ChangJiang Pharmaceutical Co., Ltd.	3,800	12,700
		51,152

Multi-line Insurance 7.17%
China Taiping Insurance Holdings Co., Ltd.	92,200	253,493
Ping An Insurance Group Co. of China, Ltd., H shares	79,000	696,939
		950,432

Non-Ferrous Metals 0.13%
Sterling Group Ventures, Inc., 144A #*∆	500,000	17,500

Oil Companies - Exploration & Production 8.17%
CNOOC, Ltd., ADR	3,900	594,555
Kunlun Energy Co., Ltd.	460,000	488,743
		1,083,298

Oil Companies - Integrated 4.60%
China Petroleum & Chemical Corp., ADR	350	24,710
PetroChina Co., Ltd., ADR	9,500	584,725
		609,435

Oil Refining & Marketing 2.27%
Formosa Petrochemical Corp.	44,000	156,135
SK Innovation Co., Ltd.	763	122,472
Thai Oil PCL, NVDR	11,200	22,763
		301,370

Paper & Related Products 0.13%
Nine Dragons Paper Holdings, Ltd.	18,000	16,628

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2018

Common Stocks (cont’d)	Shares	Value

Petrochemicals 1.10%
IRPC PCL, NVDR	250,000	$44,161
Lotte Chemical Corp.	61	15,166
Sinopec Shanghai Petrochemical Co., Ltd., ADR	2,000	86,320
		145,647

Property/Casualty Insurance 0.84%
PICC Property & Casualty Co., Ltd., H shares	109,500	111,730

Real Estate Management/Services 2.64%
China Overseas Property Holdings, Ltd.	1,140,000	332,983
Colour Life Services Group Co., Ltd. *	31,000	16,568
		349,551

Real Estate Operating/Development 9.01%
China Vanke Co., Ltd., H Shares	31,000	104,986
Country Garden Holdings Co., Ltd.	441,000	535,509
Country Garden Services Holdings Co., Ltd. *	97,586	154,502
Guangzhou R&F Properties Co., Ltd., H shares	10,000	15,132
Longfor Properties Co., Ltd.	90,000	267,670
Road King Infrastructure, Ltd.	19,000	33,776
Sunac China Holdings, Ltd.	5,000	16,227
Yuzhou Properties Co., Ltd.	160,000	66,033
		1,193,835

Retail - Apparel/Shoe 0.22%
ANTA Sports Products, Ltd.	3,000	14,362
China Lilang, Ltd.	17,000	14,285
		28,647

Retail - Regional Dept Store 0.22%
Golden Eagle Retail Group, Ltd.	27,000	28,841

Semiconductor Components - Integrated Circuit 0.24%
Nanya Technology Corp.	18,000	32,235

Shipbuilding 1.59%
Yangzijiang Shipbuilding Holdings, Ltd.	230,000	211,334

Steel - Producers 4.16%
Maanshan Iron & Steel Co., Ltd.	1,250,000	551,479

Telecom Services 3.89%
CITIC Telecom International Holdings, Ltd.	1,470,000	515,867

Therapeutics 0.10%
Dawnrays Pharmaceutical Holdings, Ltd.	68,000	12,731
Total Common Stocks (cost $12,314,452)		11,066,489

See notes to portfolios of investments and notes to financial statements.

China Region Fund
Portfolio of Investments	December 31, 2018

Exchange Traded Fund 2.69%	Shares	Value
Direxion Daily FTSE China Bear 3X Shares ETF	5,350	$356,685
(cost $377,441)

Investments, at value 86.19%		11,423,174
(cost $12,691,893)
Other assets and liabilities, net 13.81%		1,829,709
Net Assets 100.00%		$13,252,883

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments	December 31, 2018

Legend

‡	Adjustable rate security, the interest rate of which adjusts periodically based on changes in the current interest rates. Rate presented is as of December 31, 2018.
◊	Zero coupon bond. Interest rate presented is yield to maturity.
*	Non-income producing security.
@	Security was fair valued at December 31, 2018, by U.S. Global Investors, Inc. (Adviser) (other than international securities fair valued pursuant to systematic fair value models) in accordance with valuation procedures approved by the Board of Trustees. These securities, as a percentage of net assets at December 31, 2018, were 1.39% of Holmes Macro Trends Fund, 12.36% of Global Resources Fund, 1.91% of World Precious Minerals Fund, 0.98% of Gold And Precious Metals Fund and 0.00% of Emerging Europe Fund, respectively. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.
#	Illiquid Security.
∆	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities and percentage of net assets as of December 31, 2018 amounted to $10,163, 0.03%, of Holmes Macro Trends Fund, $1,016,371, 1.67%, of Global Resources Fund, $1,042,702, 1.47%, of World Precious Minerals Fund, $2,511,406, 2.92%, of Gold And Precious Metals Fund, $85,500, 0.27%, of Emerging Europe Fund and $17,500, 0.13%, of China Region Fund.
+	See "Restricted Securities" in Notes to Portfolios of Investments.
~	Affiliated Company. (see following)
^	Security is currently in default and is on scheduled interest or principal payment.
ADR	American Depositary Receipt
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build American Mutual Assurance Company
COP	Certificate of Participation
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
GO	General Obligation
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corporation
NVDR	Non-Voting Depositary Receipt
OJSC	Open Joint Stock Company
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
PSF-GTD	Public School Fund Guarantee
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bond
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

General

The yields reflect the effective yield from the date of purchase.

Variable and Floating Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2018.

Notes to Portfolios of Investments	December 31, 2018

Fair Valuation of Securities

For the Funds’ policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The measurement requirements established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party in order to adjust for stale pricing.

Level 3 – Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

Notes to Portfolios of Investments	December 31, 2018

The following table summarizes the valuation of each Fund’s securities as of December 31, 2018, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities Ultra-Short Bond Fund
Investments in Securities*
United States Government and Agency Obligations	$–	$42,970,850	$–	$42,970,850
Investments, at Value	$–	$42,970,850	$–	$42,970,850

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Near-Term Tax Free Fund
Investments in Securities*
Municipal Bonds	$–	$46,371,550	$–	$46,371,550
Investments, at Value	$–	$46,371,550	$–	$46,371,550

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
All American Equity Fund
Investments in Securities*
Common Stocks
Airlines	$705,975	$–	$–	$705,975
Beverages - Wine/Spirits	433,410	–	–	433,410
Commercial Banks	382,182	–	–	382,182
Computer Services	473,751	–	–	473,751
Computers	295,574	–	–	295,574
Computers - Memory
Devices	265,591	–	–	265,591
Diversified Banking
Institution	642,060	–	–	642,060
Electric - Integrated	707,413	–	–	707,413
Electronic Components - Semiconductors	340,990	–	–	340,990
Finance - Credit Card	505,066	–	–	505,066
Food - Meat Products	460,682	–	–	460,682
Food - Miscellaneous/ Diversified	545,129	–	–	545,129

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
All American Equity Fund (continued)
Investments in Securities*
(continued)
Investment Management/ Advisory Services	$343,768	$–	$–	$343,768
Medical - Biomedical/ Genetics	506,921	–	–	506,921
Medical - Drugs	687,280	–	–	687,280
Medical Products	489,964	–	–	489,964
Office Supplies & Forms	405,942	–	–	405,942
Oil Companies - Exploration & Production	225,824	–	–	225,824
Oil Refining & Marketing	718,470	–	–	718,470
REITS - Diversified	441,192	–	–	441,192
Retail - Apparel/Shoe	380,141	–	–	380,141
Retail - Consumer Electronics	263,423	–	–	263,423
Retail - Restaurants	599,502	–	–	599,502
Rubber - Tires	358,726	–	–	358,726
Semiconductor Equipment	254,229	–	–	254,229
Transportation - Rail	407,087	–	–	407,087
Exchange Traded Funds	625,558	–	–	625,558
Put Option	–	194,051	–	194,051
Investments, at Value	$12,465,850	$194,051	$–	$12,659,901

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Macro Trends Fund
Investments in Securities*
Common Stocks
Building - Residential/ Commercial	$456,089	$–	$–	$456,089
Building & Construction
Products - Miscellaneous	1,158,232	–	–	1,158,232
Chemicals - Specialty	2,621,635	–	–	2,621,635
Commercial Services	890,106	–	–	890,106
Commercial Services - Finance	2,113,237	–	–	2,113,237
Consumer Products - Miscellaneous	1,561,890	–	–	1,561,890
Distribution/Wholesale	1,255,647	–	–	1,255,647

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Macro Trends Fund (continued)
Investments in Securities*
(continued)
Diversified Manufacturing Operations	$790,435	$–	$–	$790,435
Energy - Alternate Sources	–	–	0	0
Lasers - System/Components	994,283	–	–	994,283
Medical - Drugs	2,234,910	–	–	2,234,910
Medical - Hospitals	–	–	0	0
Medical Laser Systems	477,922	–	–	477,922
Oil Companies - Exploration & Production	5,860	–	–	5,860
Pastoral & Agricultural	708,935	–	–	708,935
Power Conversion/Supply Equipment	805,007	–	–	805,007
Real Estate Management/Services	744,309	–	–	744,309
Real Estate Operating/Development	–	–	236,043	236,043
Rental Auto/Equipment	710,031	–	–	710,031
Retail - Building Products	1,272,843	–	–	1,272,843
Retail - Pet Food & Supplies	664,096	–	–	664,096
Semiconductor Equipment	948,829	–	–	948,829
Telecom Equipment Fiber Optics	1,424,084	–	–	1,424,084
Television	2,183,533	–	–	2,183,533
Web Hosting/Design	766,721	–	–	766,721
Corporate Non-Convertible Bond	–	–	233,829	233,829
Exchange Traded Funds	1,466,451	–	–	1,466,451
Warrants
Gold Mining	6	–	–	6
Oil Companies - Exploration & Production	4,303	–	–	4,303
Put Option	–	484,449	–	484,449
Investments, at Value	26,259,394	484,449	469,872	27,213,715

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund
Investments in Securities*
Common Stocks
Agricultural Chemicals	$–	$611,867	$–	$611,867
Building & Construction Products - Miscellaneous	924,352	–	–	924,352
Building Products - Cement	–	998,104	–	998,104
Building Products - Wood	832,252	–	–	832,252
Chemicals - Diversified	–	5,294,112	–	5,294,112
Chemicals - Specialty	–	995,385	–	995,385
Coal	701,040	1,216,968	0	1,918,008
Commercial Service - Finance	190,448	–	–	190,448
Diamonds/Precious Stones	169,938	–	0	169,938
Diversified Minerals	2,021,895	1,982,019	–	4,003,914
Electric - Integrated	–	1,218,414	–	1,218,414
Electronics - Military	–	57,043	–	57,043
Energy - Alternate Sources	754,468	1,347,436	0	2,101,904
Finance - Investment Banker/Broker	251,978	–	–	251,978
Forestry	633,753	–	–	633,753
Gold Mining	3,482,582	3,102,372	0	6,584,954
Information Technology	–	–	366,247	366,247
Medical - Hospitals	–	–	0	0
Metal - Copper	1,281,401	–	–	1,281,401
Metal - Diversified	1,747,814	1,792,031	–	3,539,845
Metal - Iron	–	–	0	0
Mining Services	84,237	107,121	–	191,358
Natural Resource Technology	–	–	120,741	120,741
Non-Ferrous Metals	130,383	28,854	–	159,237
Oil - Field Services	–	19,903	–	19,903
Oil Companies - Exploration & Production	1,715,429	60,269	0	1,775,698
Oil Companies - Integrated	864,908	1,333,849	–	2,198,757
Oil Companies - US Royalty
Trusts	9,600	–	–	9,600
Oil Refining & Marketing	764,478	2,399,315	–	3,163,793
Paper & Related Products	1,089,417	–	–	1,089,417
Petrochemicals	647,400	1,168,570	–	1,815,970
Precious Metals	–	111,339	–	111,339
Real Estate Operating/Development	–	–	4,119,257	4,119,257
Retail - Jewelry	4,550	–	–	4,550
Rubber & Vinyl	–	1,063,831	–	1,063,831
Rubber/Plastic Products	457,800	–	–	457,800
Silver Mining	–	20,144	–	20,144

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund (continued)
Investments in Securities*
(continued)
Steel - Producers	$1,021,020	$3,908,815	$–	$4,929,835
Corporate Non-Convertible Bond	–	–	2,805,938	2,805,938
Warrants
Diversified Minerals	–	0	–	0
Electronics - Military	–	0	–	0
Gold Mining	–	1,416	–	1,416
Metal - Diversified	–	0	–	0
Non-Ferrous Metals	–	0	–	0
Oil Companies - Exploration & Production	–	17,214	–	17,214
Purchased Call Options	71,600	13,000	–	84,600
Investments, at Value	19,852,743	28,869,391	7,412,183	56,134,317

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
World Precious Minerals Fund
Investments in Securities*
Common Stocks
Advanced Materials/Production	$2,724,875	$–	$–	$2,724,875
Capital Pools	247,216	256,373	–	503,589
Coal	–	–	0	0
Diamonds/Precious Stones	1,147,085	–	0	1,147,085
Diversified Minerals	2,738,512	562,093	0	3,300,605
Finance - Investment Banker/Broker	–	14,894	–	14,894
Gold Mining	30,223,890	2,493,638	0	32,717,528
Investment Companies	–	71,784	–	71,784
Medical - Hospitals	–	–	0	0
Metal - Copper	33,237	–	–	33,237
Metal - Diversified	5,009,520	3,057,609	–	8,067,129
Metal - Iron	–	140,257	–	140,257
Mining Services	137,709	–	–	137,709
Non-Ferrous Metals	659,244	167,009	–	826,253
Oil Companies - Exploration & Production	–	–	0	0
Optical Recognition Equipment	5,753	–	–	5,753

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
World Precious Minerals Fund (continued)
Investments in Securities*
(continued)
Precious Metals	$14,966,134	$949,814	$–	$15,915,948
Retail - Jewelry	648,257	–	–	648,257
Silver Mining	316,510	–	–	316,510
Corporate Non-Convertible Bond	–	–	748,250	748,250
Right	258,849	–	–	258,849
Exchange Traded Funds	2,431,500	–	–	2,431,500
Warrants
Diversified Minerals	–	0	–	0
Gold Mineral Exploration & Development	–	–	0	0
Gold Mining	–	55,708	–	55,708
Metal - Diversified	–	0	–	0
Retail - Jewelry	–	0	–	0
Purchased Call Options	237,750	–	–	237,750
Investments, at Value	61,786,041	7,769,179	748,250	70,303,470

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gold And Precious Metals Fund
Investments in Securities*
Common Stocks
Diversified Minerals	$107,389	$–	$–	$107,389
Gold Mining	36,907,389	18,083,079	–	54,990,468
Medical - Hospitals	–	–	0	0
Metals & Mining	–	563,132	–	563,132
Mining Services	86,297	–	–	86,297
Non - Ferrous Metals	712,500	–	–	712,500
Precious Metals	13,080,894	–	–	13,080,894
Recycling	–	563,036	–	563,036
Retail - Jewelry	2,533,381	–	–	2,533,381
Silver Mining	4,930,700	–	–	4,930,700
Corporate Non-Convertible Bonds	–	–	280,594	280,594
Exchange Traded Funds	4,927,500	–	–	4,927,500
Warrants
Gold Mining	–	44,917	–	44,917
Retail - Jewelry	–	0	–	0

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gold And Precious Metals Fund (continued)
Investments in Securities*
(continued)
Purchased Call Options	$311,000	$–	$–	$311,000
Investments, at Value	$63,597,050	$19,254,164	$280,594	$83,131,808

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Emerging Europe Fund
Assets
Investments in Securities*
Common Stocks
Agricultural Operations	$–	$278,938	$–	$278,938
Airlines	147,674	2,155,810	–	2,303,484
Appliances	–	133,291	–	133,291
Automotive - Cars & Light Trucks	–	614,504	–	614,504
Automotive - Medium & Heavy Duty Trucks	–	89,534	–	89,534
Automotive/Truck Parts & Equipment - Original	–	159,721	–	159,721
Beverages - Non-alcoholic	–	125,234	–	125,234
Building & Construction Products - Miscellaneous	–	120,334	–	120,334
Cellular Telecommunication	134,400	270,547	–	404,947
Chemicals - Diversified	–	273,713	–	273,713
Coal	–	347,133	–	347,133
Commercial Banks Non-US	2,418,872	2,576,563	–	4,995,435
Computer Services	–	296,094	–	296,094
Cosmetics & Toiletries	–	168,009	–	168,009
Diamonds/Precious Stones	–	185,938	–	185,938
Diversified Operations	–	394,499	–	394,499
Electric - Distribution	–	325,965	–	325,965
Electric - Generation	–	294,244	–	294,244
Electric - Integrated	–	281,545	–	281,545
Energy - Alternate Sources	40,379	–	–	40,379
Food - Retail	261,679	435,491	–	697,170
Food - Wholesale/Distribution	–	440,961	–	440,961
Gold Mining	131,435	–	–	131,435
Machinery - Farm	–	144,949	–	144,949
Metal - Diversified	231,510	–	–	231,510

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Emerging Europe Fund (continued)
Assets (continued)
Investments in Securities*
(continued)
Metal - Iron	$499,699	$–	$–	$499,699
Miscellaneous Manufacturing	–	205,524	–	205,524
Multi-line Insurance	–	319,519	–	319,519
Oil Companies - Exploration & Production	166,465	173,766	–	340,231
Oil Companies - Integrated	5,916,437	1,133,041	–	7,049,478
Oil Refining & Marketing	–	795,870	–	795,870
Property/Casualty Insurance	–	362,284	–	362,284
Recreational Centers	–	183,781	–	183,781
Regional Banks - Non US	465,929	–	–	465,929
Retail - Jewelry	–	74,097	–	74,097
Retail - Major Dept Store	–	474,269	–	474,269
Steel - Producers	1,101,048	871,463	–	1,972,511
Telecom Services	–	281,340	–	281,340
Telephone - Integrated	–	284,677	–	284,677
Textile - Apparel	–	191,326	–	191,326
Tobacco	–	165,813	–	165,813
Transportation - Rail	528,298	–	–	528,298
Transportation - Services	–	353,943	–	353,943
Travel Services	–	106,358	–	106,358
Warehousing & Harbor Transportation Services	–	116,903	–	116,903
Exchange Traded Funds	497,245	–	–	497,245
Warrant	–	0	–	0
Investments, at Value	$12,541,070	$16,206,991	$–	$28,748,061
Total Assets	$12,541,070	$16,206,991	$–	$28,748,061

Liabilities
Other Financial Instruments†
Currency Contract	–	(35,064)	–	(35,064)
Total Liabilities	$–	$(35,064)	$–	$(35,064)

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund
Investments in Securities*
Common Stocks
Agricultural Operations	$–	$56,653	$–	$56,653
Airlines	–	179,212	–	179,212
Appliances	–	78,706	–	78,706
Automotive - Cars & Light Trucks	–	163,835	–	163,835
Automotive - Medium & Heavy Duty Trucks	–	625,659	–	625,659
Automotive/Truck Parts & Equipment - Original	–	58,911	–	58,911
Automotive/Truck Parts &
Equipment - Replacement	–	430,467	–	430,467
Batteries/Battery Systems	–	185,113	–	185,113
Building - Heavy Construction	–	32,364	–	32,364
Building & Construction Products - Miscellaneous	–	162,931	–	162,931
Building Products - Cement	–	358,259	–	358,259
Casino Hotels	–	145,415	–	145,415
Chemicals - Diversified	–	69,211	–	69,211
Chemicals - Specialty	–	13,565	–	13,565
Coal	–	149,492	–	149,492
Consumer Products - Miscellaneous	–	317	–	317
Containers - Paper/Plastic	–	16,926	–	16,926
Distribution/Wholesale	–	27,906	–	27,906
Electronic Components - Miscellaneous	–	10,358	–	10,358
Electronic Components - Semiconductors	–	69,662	–	69,662
Electronic Measuring Instruments	–	11,530	–	11,530
Enterprise Software/Services	–	114,937	–	114,937
Entertainment Software	–	198,847	–	198,847
Food - Flour & Grain	–	50,894	–	50,894
Food - Miscellaneous/Diversified	–	440,576	–	440,576
Gas - Distribution	–	23,775	–	23,775
Gold Mining	–	461,583	–	461,583
Internet Content - Entertainment	–	280,844	–	280,844
Investment Management/Advisory Services	–	17,359	–	17,359
Life/Health Insurance	–	373,780	–	373,780

Notes to Portfolios of Investments	December 31, 2018

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund (continued)
Investments in Securities*
(continued)
Machinery - Construction & Mining	$–	$45,690	$–	$45,690
Medical - Drugs	–	51,152	–	51,152
Multi-line Insurance	–	950,432	–	950,432
Non-Ferrous Metals	–	17,500	–	17,500
Oil Companies - Exploration & Production	594,555	488,743	–	1,083,298
Oil Companies - Integrated	609,435	–	–	609,435
Oil Refining & Marketing	–	301,370	–	301,370
Paper & Related Products	–	16,628	–	16,628
Petrochemicals	86,320	59,327	–	145,647
Property/Casualty Insurance	–	111,730	–	111,730
Real Estate Management/Services	–	349,551	–	349,551
Real Estate Operating/Development	–	1,193,835	–	1,193,835
Retail - Apparel/Shoe	–	28,647	–	28,647
Retail - Regional Dept Store	–	28,841	–	28,841
Semiconductor Components - Integrated Circuit	–	32,235	–	32,235
Shipbuilding	–	211,334	–	211,334
Steel - Producers	–	551,479	–	551,479
Telecom Services	–	515,867	–	515,867
Therapeutics	–	12,731	–	12,731
Exchange Traded Fund	356,685	–	–	356,685
Investments, at Value	$1,646,995	$9,776,179	$–	$11,423,174

*	Refer to the Portfolios of Investments for a detailed list of the Fund’s investments.
†	Other Financial Instruments are derivatives not reflected in the Portfolios of Investments, such as Currency Contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The following is a reconciliation of assets for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2018 through December 31, 2018:

	Common Stocks	Corporate Non- Convertible Bond	Total
Holmes Macro Trends Fund
Beginning Balance 12/31/17	$394,500	$233,829	$628,329
Net change in unrealized appreciation (depreciation)	(158,457)	–	(158,457)
Ending Balance 12/31/18	$236,043	$233,829	$469,872
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/18(1)	$(158,457)	$–	$(158,457)

Notes to Portfolios of Investments	December 31, 2018

	Common Stocks	Corporate Non- Convertible Bond	Subscription Receipt	Total
Global Resources Fund
Beginning Balance 12/31/17	$6,900,515	$2,805,938	$485,324	$10,191,777
Purchases	388,470	–	–	388,470
Transfers out of Level 3	(107,121)	–	(259,962)	(367,083)
Net change in unrealized appreciation (depreciation)	(2,575,619	–	(225,362)	(2,800,981)
Ending Balance 12/31/18	$4,606,245	$2,805,938	$–	$7,412,183
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/18(1)	$(2,682,740)	$–	$–	$(2,682,740)

	Common Stock	Corporate Non- Convertible Bond	Subscription Receipt	Warrants	Total
World Precious Minerals Fund
Beginning Balance 12/31/2017	$2,048	$748,250	$453,461	$0	$1,203,759
Purchases	–	–	2,221,627	0	2,221,627
Transfers out of Level 3	–	–	(1,415,177)	0	(1,415,177)
Net change in unrealized appreciation (depreciation)	(2,048)	–	(1,259,911)	0	(1,261,959)
Ending Balance 12/31/18	$–	$748,250	$–	$0	$748,250
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/18(1)	$(2,048)	$–	$–	$–	$(2,048)

	Common Stocks	Corporate Non- Convertible Bond	Units	Total
Gold and Precious Metals Fund
Beginning Balance 12/31/17	$477,327	$280,594	$2,000,000	$2,757,921
Purchases	660,575	–	–	660,575
Sales	(1,014,044)	–	–	(1,014,044)
Realized Gain (Loss)	174,214	–	–	174,214
Transfers out of Level 3	(217,550)	–	–	(217,550)
Conversion to Common Stock	–	–	(2,000,000)	(2,000,000)
Net change in unrealized appreciation (depreciation)	(80,522)	–	–	(80,522)
Ending Balance 12/31/18	$–	$280,594	$–	$280,594
Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/18(1)	$–	$–	$–	$–

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.
(1)	The amounts shown represent the net change in unrealized appreciation (depreciation) attributable to only those investments still held and classified as Level 3 at December 31, 2018.

Notes to Portfolios of Investments	December 31, 2018

Significant unobservable inputs developed by the Valuation Committee (“Valuation Committee”) for Level 3 investments held at period end are as follows:

	Fair Value at 12/31/18	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Holmes Macro Trends Fund
Investments in Securities
Common Stocks	0	Market Transaction(1)	Discount	100%
Common Stocks	236,043	Method of Comparables Pricing (2)	Multiples	7.7 - 22.7 (11.4)
Corporate Note	233,829	Market Transaction(1)	Discount	0%

Global Resources Fund
Investments in Securities				0% - 100% discount
Common Stocks	486,988	Market Transaction(1)	Discount	(99% discount)
Common Stocks	4,119,257	Method of Comparables Pricing (2)	Multiples	7.7 - 22.7 (11.4)
Corporate Note	2,805,938	Market Transaction(1)	Discount	0%

World Precious Minerals Fund
Investments in Securities
Common Stocks	-	Market Transaction(1)	Discount	100%
Special Warrants	-	Market Transaction(1)	Discount	100%
Corporate Note	748,250	Market Transaction(1)	Discount	0%

Gold and Precious Metals Fund
Investments in Securities
Common Stocks	0	Market Transaction(1)	Discount	100%
Corporate Notes	280,594	Market Transaction(1)	Discount	0% - 100% discount (63% discount)

(1)	Market Transaction refers to most recent known market transaction, including transactions in which
(2)	the fund participated, as adjusted for any discount or premium as discussed below. The Method of Comparables Pricing valuation technique involves determining a comparable group of companies that exhibit similar characteristics to that of the Level 3 security (the Comparables), gathering information about the Comparables to determine their range of valuation multiples and selecting the appropriate multiple within the determined range of the Comparables to apply in valuing the Level 3 security.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation. For certain securities, the last known market transaction is increased or decreased by changes in a market index or industry peers as approved by the Valuation Committee.

Notes to Portfolios of Investments	December 31, 2018

Affiliated Companies

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended December 31, 2018.

		Shares of Affiliated Companies
Global Resources Fund	December 31, 2017	Additions	Reductions	December 31, 2018
Atlas African Industries, Ltd.	255,854,621	–	(255,854,621)	–	(a)
Bravern Ventures, Ltd.	254,431	–	(254,431)	–	(a)
Caribbean Resources Corp.	17	–	–	17
Libero Copper Corp.	–	3,875,000	–	3,875,000
Pacific Green Energy Corp.	2,400,000	–	–	2,400,000

At December 31, 2018, the value of investments in affiliated companies was $219,977, representing 0.36% of net assets, and the total cost was $28,210,559. Net realized loss on transactions was $(6,842,269) and there was no income earned for the year.

		Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2017	Additions	Reductions	December 31, 2018
Argo Gold, Inc.	1,825,000	1,142,500	–	2,967,500
Barksdale Capital Corp.	–	2,700,000	–	2,700,000
Barsele Minerals Corp.	7,871,299	653,701	(1,475,000)	7,050,000
Barsele Minerals Corp., Warrants	600,000	–	(600,000)	–	(a)
Bluebird Battery Metals, Inc. (formerly Golden Peak Minerals, Inc.)	2,299,998	–	(1,299,998)	1,000,000	(a)
Chakana Copper Corp.	–	4,600,000	–	4,600,000
CopperBank Resources Corp.	15,979,418	7,000,000	–	22,979,418
Dolly Varden Silver Corp.	8,000,000	428,000	–	8,428,000
Fremont Gold, Ltd.	–	4,000,000	–	4,000,000
Mammoth Resources Corp.	2,171,200	–	–	2,171,200
Radisson Mining Resources, Inc.	5,200,000	4,000,000	(956,000)	8,244,000
Toachi Mining, Inc.	6,000,000	–	–	6,000,000
TriStar Gold, Inc.	27,110,500	4,019,500	–	31,130,000
TriStar Gold, Inc., Warrants	1,000,000	–	–	1,000,000
VR Resources, Ltd.	1,750,000	1,250,000	–	3,000,000
VR Resources, Ltd., Warrants	862,500	–	–	862,500

At December 31, 2018, the value of investments in affiliated companies was $14,324,872, representing 20.22% of net assets, and the total cost was $20,276,910. Net realized gain on transactions was $13,979 and there was no income earned for the year.

		Shares of Affiliated Companies
Gold And Precious Metals Fund	December 31, 2017	Additions	Reductions	December 31, 2018
Mene, Inc.	5,714,285	–	–	5,714,285	(a)

At December 31, 2018, the value of investments in affiliated companies was $0, representing 0.00% of net assets, and the total cost was $0. There was no realized gain (loss) on transactions and no income earned for the year.

Notes to Portfolios of Investments	December 31, 2018

(a)	At December 31, 2018, the company was no longer defined as an affiliate, although it was an affiliate company during the year.

Restricted Securities

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Macro Trends Fund	Acquisition Date	Cost per Share/Unit
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00

As of December 31, 2018, the total cost of restricted securities was $660,454, and the total value was $469,872, representing 1.39% of net assets.

Global Resources Fund	Acquisition Date	Cost per Share/Unit
Brixton Metals Corp.	12/18/18	$0.09
CruzSur Energy Corp.	08/30/17	$0.79
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
I-Pulse, Inc., 144A	10/04/07	$1.88
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00

As of December 31, 2018, the total cost of restricted securities was $10,408,144, and the total value was $7,162,607, representing 11.76% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Argo Gold, Inc.	12/24/18	$0.12
Brixton Metals Corp.	12/13/18	$0.09
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00

As of December 31, 2018, the total cost of restricted securities was $911,652, and the total value was $929,176, representing 1.31% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
North American Palladium, Ltd.	12/20/18	$7.41

As of December 31, 2018, the total cost of restricted securities was $836,603, and the total value was $843,726, representing 0.98% of net assets.

Statements of Assets and Liabilities

U.S. Government Securities Ultra-Short Bond Fund
Investments, at identified cost	$42,990,995

Assets
Investments, at value:
Securities of unaffiliated issuers	$42,970,850
Cash	4,242,367
Receivables:
Dividends and interest	117,483
Capital shares sold	51,416
From adviser	5,144
Prepaid expenses	8,139
Total Assets	47,395,399

Liabilities
Due to custodian	–
Payables:
Capital shares redeemed	57,248
Distributions payable	8,800
Accrued expenses and other payables:
Adviser	–
Administration and Transfer Agent fees	11,084
Other expenses	27,850
Total Liabilities	104,982

Net Assets	$47,290,417

Net Assets Consist of:
Paid-in capital	$47,305,719
Distributable earnings	(15,302)
Net assets applicable to capital shares outstanding	$47,290,417
By share class
Net Assets
Investor Class	$47,290,417
Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	23,680,585
Net Asset Value, Public Offering Price and Redemption Price per share
Investor Class	$2.00

See accompanying notes to financial statements.

December 31, 2018

Near-Term Tax Free Fund	All American Equity Fund	Holmes Macro Trends Fund
$46,563,678	$14,312,359	$30,615,051

$46,371,550	$12,659,901	$27,213,715
3,145,769	988,266	6,602,503

467,850	11,038	25,634
59,688	15,485	101,184
12,706	–	–
15,272	7,188	10,258
50,072,835	13,681,878	33,953,294

–	–	–

112,326	4,370	41,514
3,390	–	–

–	9,491	20,509
10,185	6,428	9,554
33,319	25,753	34,194
159,220	46,042	105,771

$49,913,615	$13,635,836	$33,847,523

$51,310,151	$15,043,778	$37,728,759
(1,396,536)	(1,407,942)	(3,881,236)
$49,913,615	$13,635,836	$33,847,523

$49,913,615	$13,635,836	$33,847,523

22,733,745	611,610	2,204,001

$2.20	$22.29	$15.36

Statements of Assets and Liabilities

Global Resources Fund
Investments, at identified cost	$124,492,244

Assets
Investments, at value:
Securities of unaffiliated issuers	$55,914,340
Securities of affiliated issuers	219,977
Cash	–
Foreign currencies (Cost $884,818, $201,361, $0, $118,827 and $24,082)	865,755
Receivables:
Dividends and interest	165,822
Capital shares sold	6,606
Investments sold	4,444,128
From adviser	6,187
Prepaid expenses	10,631
Total Assets	61,633,446

Liabilities
Unrealized loss on forward foreign currency contracts	–
Due to custodian	596,746
Payables:
Capital shares redeemed	45,934
Investments purchased	–
Foreign capital gains tax payable	–
Accrued expenses and other payables:
Adviser	–
Administration and Transfer Agent fees	17,637
Other expenses	51,744
Total Liabilities	712,061

Net Assets	$60,921,385

Net Assets Consist of:
Paid-in capital	$346,110,001
Distributable earnings	(285,188,616)
Net assets applicable to capital shares outstanding	$60,921,385
By share class
Net Assets
Investor Class	$60,698,984
Institutional Class	$222,401
Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	14,013,662
Institutional Class	50,755
Net Asset Value, Public Offering Price and Redemption Price per share
Investor Class	$4.33
Institutional Class	$4.38

See accompanying notes to financial statements.

December 31, 2018

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
$131,868,010	$87,968,134	$30,865,082	$12,691,893

$55,978,598	$83,131,808	$28,748,061	$11,423,174
14,324,872	–	–	–
80,004	2,028,971	1,944,228	1,826,702
201,396	–	121,702	24,198

18,193	28,976	174,692	21,258
145,563	449,620	23,221	1,914
328,566	1,129,435	363,905	–
–	–	–	1,377
11,557	16,847	5,768	5,177
71,088,749	86,785,657	31,381,577	13,303,800

–	–	35,064	–
–	303,851	–	–

86,373	85,067	114,353	7,607
53,544	153,179	–	–
–	–	6,326	–

14,426	62,288	17,256	–
20,023	19,561	9,047	7,441
53,496	55,321	49,509	35,869
227,862	679,267	231,555	50,917

$70,860,887	$86,106,390	$31,150,022	$13,252,883

$450,091,504	$185,228,928	$54,790,452	$14,861,226
(379,230,617)	(99,122,538)	(23,640,430)	(1,608,343)
$70,860,887	$86,106,390	$31,150,022	$13,252,883

$69,116,788	$86,106,390	$31,150,022	$13,252,883
$1,744,099	$–	$–	$–

25,604,846	12,847,295	5,145,733	1,753,359
643,879	–	–	–

$2.70	$6.70	$6.05	$7.56
$2.71	$–	$–	$–

Statements of Operations

U.S. Government Securities Ultra-Short Bond Fund
Net Investment Income

Income
Dividends from unaffiliated issuers	$–
Net dividends	–
Interest and other	768,515
Total income	768,515

Expenses:
Management fee	241,110
Administrative services fee	88,351
Distribution plan fee	–
Transfer agent fees and expenses	39,107
Professional fees	21,429
Custodian fees	6,945
Shareholder reporting expenses	11,973
Registration fees	24,088
Trustee fees and expenses	5,964
Chief compliance officer fees	5,489
Miscellaneous expenses	33,937
Total expenses before reductions	478,393
Expenses offset - Note 1 H	–
Expenses reimbursed - Note 3	(261,393)
Net expenses	217,000

Net Investment Income (Loss)	551,515

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	5,522
Foreign currency transactions	–
Written options	–
Net realized gain (loss)	5,522
Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated issuers	41,634
Net change in unrealized appreciation (depreciation)	41,634

Net Realized and Unrealized Gain (Loss) on Investments	47,156

Net Increase (Decrease) In Net Assets Resulting From Operations	$598,671

See accompanying notes to financial statements.

December 31, 2018

Near-Term Tax Free Fund	All American Equity Fund	Holmes Macro Trends Fund

$–	$289,618	$500,210
–	289,618	500,210
951,896	–	43,528
951,896	289,618	543,738

293,122	90,826	366,599
101,861	53,379	88,617
–	38,808	97,970
23,531	22,301	28,272
22,266	17,673	20,894
11,417	8,298	3,575
12,677	6,632	9,905
25,479	22,988	25,133
6,639	3,801	5,360
6,615	1,763	4,440
89,389	22,250	41,462
592,996	288,719	692,227
(42,575)	(10,368)	(23,038)
(286,611)	–	–
263,810	278,351	669,189

688,086	11,267	(125,451)

(326,886)	1,390,453	4,419,415
–	–	85
–	12,289	48,326
(326,886)	1,402,742	4,467,826

(11,534)	(2,292,346)	(7,483,102)
(11,534)	(2,292,346)	(7,483,102)

(338,420)	(889,604)	(3,015,276)

$349,666	$(878,337)	$(3,140,727)

Statements of Operations

Global Resources Fund
Net Investment Income
Income
Dividends from unaffiliated issuers	$2,607,500
Foreign tax withheld on dividends	(268,521)
Net dividends	2,338,979
Interest and other	622,915
Total income	2,961,894

Expenses:
Management fee	581,000
Administrative services fee	119,251
Administrative services fee - Investor Class	41,416
Administrative services fee - Institutional Class	157
Distribution plan fee	206,991
Transfer agent fees and expenses	–
Transfer agent fees and expenses - Investor Class	64,885
Transfer agent fees and expenses - Institutional Class	16,121
Professional fees	24,004
Custodian fees	36,749
Shareholder reporting expenses	–
Shareholder reporting expenses - Investor Class	19,640
Shareholder reporting expenses - Institutional Class	1,235
Registration fees	–
Registration fees - Investor	27,546
Registration fees - Institutional	19,987
Trustee fees and expenses	8,276
Chief compliance officer fees	9,350
Miscellaneous expenses	167,882
Total expenses before reductions	1,344,490
Expenses offset - Note 1 H	(41,792)
Expenses reimbursed - Note 3	(45,917)
Net expenses	1,256,781

Net Investment Income (Loss)	1,705,113

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(3,793,304)
Securities from affiliated issuers	(6,842,269)
Foreign currency transactions	(323,409)
Foreign capital gains taxes	–
Net realized gain (loss)	(10,958,982)
Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated issuers	(19,689,826)
Investments in affiliated issuers	6,810,555
Other assets and liabilities denominated in foreign currencies	(9,430)
Deferred foreign capital gains taxes	–
Net change in unrealized depreciation	(12,888,701)

Net Realized and Unrealized Loss on Investments	(23,847,683)

Net Decrease In Net Assets Resulting From Operations	$(22,142,570)

See accompanying notes to financial statements.

December 31, 2018

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund

$538,448	$791,902	$2,012,232	$776,777
(3,582)	(146,293)	(250,171)	(40,494)
534,866	645,609	1,762,061	736,283
139,150	80,745	–	–
674,016	726,354	1,762,061	736,283

657,715	844,523	478,554	266,308
128,206	160,203	98,225	78,346
46,050	–	–	–
915	–	–	–
230,248	218,284	99,123	54,090
–	80,553	23,907	22,703
84,648	–	–	–
16,181	–	–	–
24,743	24,113	23,983	22,853
39,836	26,055	61,968	17,578
–	20,132	11,669	8,653
22,853	–	–	–
1,576	–	–	–
–	25,319	25,129	24,189
27,510	–	–	–
21,323	–	–	–
9,004	8,460	5,381	4,200
10,583	9,896	4,462	2,403
149,553	119,181	130,676	74,186
1,470,944	1,536,719	963,077	575,509
(32,176)	(53,261)	(13,545)	(9,680)
(52,200)	–	–	(37,528)
1,386,568	1,483,458	949,532	528,301

(712,552)	(757,104)	812,529	207,982

746,427	12,303,232	466,896	3,185,778
13,979	–	–	–
1,212,461	382,069	100,672	(6,049)
–	–	(9,287)	–
1,972,867	12,685,301	558,281	3,179,729

(29,699,846)	(25,739,467)	(8,400,133)	(10,432,416)
(8,814,465)	–	–	–
(243)	6,758	84,336	(1,403)
–	–	(1,447)	4,591
(38,514,554)	(25,732,709)	(8,317,244)	(10,429,228)

(36,541,687)	(13,047,408)	(7,758,963)	(7,249,499)

$(37,254,239)	$(13,804,512)	$(6,946,434)	$(7,041,517)

Statements of Changes in Net Assets

	U.S. Government Securities Ultra-Short Bond Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets
From operations:
Net investment income	$551,515	$361,363
Net realized gain (loss)	5,522	(614)
Net change in unrealized appreciation (depreciation)	41,634	(139,355)
Net increase (decrease) in net assets from operations	598,671	221,394

Distributions to shareholders
Investor Class	(550,423)	(362,476)
Total distributions paid	(550,423)	(362,476)*

From capital share transactions:
Proceeds from shares sold
Investor Class	7,872,300	12,743,407
Distributions reinvested
Investor Class	465,299	313,298
	8,337,599	13,056,705
Cost of shares redeemed
Investor Class	(10,522,171)	(20,282,493)
Net decrease in net assets from capital share transactions	(2,184,572)	(7,225,788)
Net Decrease in Net Assets	(2,136,324)	(7,366,870)
Net Assets
Beginning of year	49,426,741	56,793,611
End of year	$47,290,417	$49,426,741 **
Capital Share Activity
Investor Class
Shares sold	3,941,763	6,371,703
Shares reinvested	233,093	156,649
Shares redeemed	(5,269,444)	(10,141,246)
Net capital share activity	(1,094,588)	(3,612,894)

*	Distributions for December 31, 2017, were the result of net investment income.

**	Includes accumulated undistributed net investment income (distributions in excess of net investment income of $(1,113), $(3,429) and $76,995 for U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund and All American Equity Fund, respectively, at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See accompanying notes to financial statements.

December 31, 2018

Near-Term Tax Free Fund		All American Equity Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
$688,086	$972,881	$11,267	$64,257
(326,886)	(235,301)	1,402,742	394,644
(11,534)	414,855	(2,292,346)	477,781
349,666	1,152,435	(878,337)	936,682

(684,664)	(977,375)	(633,115)	(11,077)
(684,664)	(977,375)*	(633,115)	(11,077)*

10,510,615	21,459,051	3,247,177	2,362,418

637,794	895,633	603,522	10,314
11,148,409	22,354,684	3,850,699	2,372,732

(30,019,533)	(48,710,575)	(4,635,324)	(4,716,185)

(18,871,124)	(26,355,891)	(784,625)	(2,343,453)
(19,206,122)	(26,180,831)	(2,296,077)	(1,417,848)

69,119,737	95,300,568	15,931,913	17,349,761
$49,913,615	$69,119,737 **	$13,635,836	$15,931,913 **

4,782,451	9,658,012	128,047	97,117
290,776	403,359	27,634	415
(13,667,676)	(21,934,446)	(183,797)	(195,073)
(8,594,449)	(11,873,075)	(28,116)	(97,541)

Statements of Changes in Net Assets

	Holmes Macro Trends Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(125,451)	$(162,790)
Net realized gain (loss)	4,467,826	4,093,856
Net change in unrealized appreciation (depreciation)	(7,483,102)	3,047,423
Net increase (decrease) in net assets from operations	(3,140,727)	6,978,489

Distributions to shareholders
Investor Class	(4,775,226)	(5,106,810)
Institutional Class	–	–
Total distributions paid	(4,775,226)	(5,106,810)*

From capital share transactions:
Proceeds from shares sold
Investor Class	1,951,359	4,012,800
Institutional Class	–	–
Distributions reinvested
Investor Class	4,545,440	4,818,939
Institutional Class	–	–
Proceeds from short-term trading fees
Investor Class	–	3
Institutional Class	–	–
	6,496,799	8,831,742
Cost of shares redeemed
Investor Class	(6,330,584)	(9,812,182)
Institutional Class	–	–
Net increase (decrease) in net assets from capital share transactions	166,215	(980,440)
Net Increase (Decrease) in Net Assets	(7,749,738)	891,239
Net Assets
Beginning of year	41,597,261	40,706,022
End of year	$33,847,523	$41,597,261 **
Capital Share Activity
Investor Class
Shares sold	104,653	201,917
Shares reinvested	302,626	246,745
Shares redeemed	(334,222)	(499,768)
Net capital share activity	73,057	(51,106)
Institutional Class
Shares sold	–	–
Shares reinvested	–	–
Shares redeemed	–	–
Net capital share activity	–	–

*	Distributions for December 31, 2017, were the result of net realized gains for Holmes Macro Trends Fund and net investment income for Global Resources Fund and World Precious Minerals Fund.

See accompanying notes to financial statements.

December 31, 2018

Global Resources Fund		World Precious Minerals Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
$1,705,113	$1,854,022	$(712,552)	$(2,058,341)
(10,958,982)	3,787,922	1,972,867	11,713,452
(12,888,701)	11,184,375	(38,514,554)	(15,377,492)
(22,142,570)	16,826,319	(37,254,239)	(5,722,381)

(2,777,109)	(2,820,970)	(10,428,896)	(25,786,058)
(11,485)	(17,624)	(270,361)	(706,446)
(2,788,594)	(2,838,594)*	(10,699,257)	(26,492,504)*

6,295,513	3,820,335	33,624,272	43,215,850
27,542	1,393,643	142,294	1,164,153

2,670,832	2,710,005	9,830,922	24,321,600
9,902	16,716	269,739	685,819

–	54	–	482
–	–	–	3
9,003,789	7,940,753	43,867,227	69,387,907

(19,180,191)	(21,753,696)	(42,288,710)	(58,534,541)
(235,764)	(1,935,931)	(537,036)	(2,024,363)

(10,412,166)	(15,748,874)	1,041,481	8,829,003
(35,343,330)	(1,761,149)	(46,912,015)	(23,385,882)

96,264,715	98,025,864	117,772,902	141,158,784
$60,921,385	$96,264,715 **	$70,860,887	$117,772,902 **

1,049,184	670,921	8,676,459	6,640,756
626,956	454,695	3,900,899	5,404,357
(3,388,462)	(3,870,155)	(11,444,167)	(9,187,898)
(1,712,322)	(2,744,539)	1,133,191	2,857,215

4,816	249,133	33,951	174,505
2,297	2,786	107,039	151,730
(40,896)	(361,840)	(135,597)	(286,385)
(33,783)	(109,921)	5,393	39,850

**	Includes accumulated undistributed net investment income (distributions in excess of net investment income of $-, $1,183,598 and $(11,339,495) for Holmes Macro Trends Fund, Global Resources Fund and World Precious Minerals Fund, respectively, at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

Statements of Changes in Net Assets

	Gold and Precious Metals Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(757,104)	$(856,026)
Net realized gain	12,685,301	5,126,757
Net change in unrealized appreciation (depreciation)	(25,732,709)	6,800,473
Net increase (decrease) in net assets from operations	(13,804,512)	11,071,204

Distributions to shareholders
Investor Class	(1,486,190)	–
Total distributions paid	(1,486,190)	–

From capital share transactions:
Proceeds from shares sold
Investor Class	32,704,882	49,647,272
Distributions reinvested
Investor Class	1,376,717	–
Proceeds from short-term trading fees
Investor Class	–	465
	34,081,599	49,647,737
Cost of shares redeemed
Investor Class	(33,424,316)	(53,967,222)
Net increase (decrease) in net assets from capital share transactions	657,283	(4,319,485)
Net Increase (Decrease) in Net Assets	(14,633,419)	6,751,719
Net Assets
Beginning of year	100,739,809	93,988,090
End of year	$86,106,390	$100,739,809 **
Capital Share Activity
Investor Class
Shares sold	4,598,868	6,404,488
Shares reinvested	213,114	–
Shares redeemed	(4,621,311)	(7,105,060)
Net capital share activity	190,671	(700,572)

*	Distributions for December 31, 2017, were the result of net investment income.

**	Includes distributions in excess of net investment income of $(4,212,058), $(184,330) and $- for Gold and Precious Metals Fund, Emerging Europe Fund and China Region Fund, respectively, at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See accompanying notes to financial statements.

December 31, 2018

Emerging Europe Fund		China Region Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
$812,529	$574,468	$207,982	$(143,814)
558,281	3,334,426	3,179,729	1,585,811
(8,317,244)	5,507,965	(10,429,228)	8,257,725
(6,946,434)	9,416,859	(7,041,517)	9,699,722

–	–	(391,917)	(29,602)
–	–	(391,917)	(29,602)*

2,640,089	7,150,395	3,083,370	18,143,688

–	–	361,957	27,491

–	19	–	–
2,640,089	7,150,414	3,445,327	18,171,179

(9,845,502)	(13,538,508)	(12,534,243)	(14,575,981)

(7,205,413)	(6,388,094)	(9,088,916)	3,595,198
(14,151,847)	3,028,765	(16,522,350)	13,265,318

45,301,869	42,273,104	29,775,233	16,509,915
$31,150,022	$45,301,869 **	$13,252,883	$29,775,233 **

360,886	1,125,093	275,292	1,683,280
–	–	48,390	2,429
(1,429,533)	(2,033,015)	(1,153,285)	(1,358,352)
(1,068,647)	(907,922)	(829,603)	327,357

Notes to Financial Statements	December 31, 2018

Note 1: Organization and Significant Accounting Policies

U.S. Global Investors Funds (“Trust”), consisting of the nine separate funds (“Funds”) included in this report, is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and follows the specialized accounting and reporting guidance in FASB Accounting Standards Codification Topic 946. All Funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security’s primary exchange of its market at the time of daily valuation. Options and securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Debt securities having 60 days or less to maturity that are expected to be valued at par at maturity may be priced by the amortized cost method if the Valuation Committee determines it would approximate market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data. For more information please see Notes to Portfolio of Investments.

B. Cash-Concentration in Uninsured Account

For cash management purposes the Funds may concentrate cash with the Funds’ custodian. As of December 31, 2018, The U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, All American Equity Fund, Holmes Macro Trends Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund and China Region Fund held $4,242,367, $3,145,769, $988,266, $6,602,503, $80,004, $2,028,971, $1,944,228, and$1,826,702, respectively, as cash reserves at Brown Brothers Harriman & Co. (BBH).

C. Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Valuation Committee of U.S. Global Investors, Inc. (Adviser), under policies and procedures established by the Trust’s Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management’s judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer’s management, quality of the underlying property based on review of independent geological

Notes to Financial Statements	December 31, 2018

studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Trust’s Board of Trustees.

For securities traded on international exchanges, if events which may materially affect the value of a Fund’s securities occur after the close of the primary exchange and before a Fund’s net asset value is next determined, then those securities will be valued at their fair value as determined in good faith in accordance with the policies approved by the Board of Trustees. The Funds use a systematic fair value model provided by an independent third party to value international securities primarily traded on an exchange or market outside the Western Hemisphere in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange.

D. Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund’s share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate collateral on their books with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

E. Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

F. Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund’s understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Notes to Financial Statements	December 31, 2018

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2018 tax returns. The Funds file U.S. federal and excise tax returns as required. The Funds’ 2015, 2016, 2017 and 2018 (when filed) tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G. Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds, except as noted below, generally pay income dividends and distribute capital gains, if any, annually. The U.S. Government Securities Ultra-Short Bond Fund and the Near-Term Tax Free Fund pay dividends monthly. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income allocations and from differences in separate class expenses.

H. Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Except for the U.S. Government Securities Ultra-Short Bond Fund, expense offset arrangements have been made with the Funds’ custodian so the custodian fees may be paid indirectly by credits earned on the Funds’ cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statements of Operations gross of such credits, and the credits are presented as offsets to expenses. For the U.S. Government Securities Ultra-Short Bond Fund, credits earned on its cash balance are included in interest and other income.

I. Use of Estimates in Financial Statement Preparation

The Funds are investment companies accounted for in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Therefore they follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	December 31, 2018

Note 2: Financial Derivative Instruments

A. Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund’s exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund’s exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund’s exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a Fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund’s anticipated profits or increase its losses.

As of December 31, 2018, there were no securities held in escrow by the custodian as cover for call options written.

Notes to Financial Statements	December 31, 2018

B. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to hedge the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Open forward foreign currency contracts as of December 31, 2018, were as follows:

					Settlement Value at
Fund	Counterparty	Currency to Deliver	Currency to Receive	Settlement Date	December 31, 2018	Net Unrealized Depreciation
Emerging Europe Fund	Brown Brothers Harriman & Co.	TRY 7,000,000	USD 1,274,094	1/17/2019	$1,309,158	$(35,064)

C. Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of December 31, 2018:

Location	All American Equity Fund	Holmes Macro Trends Fund	Global Resources Fund
Asset derivatives
Investments, at value
Purchased options – Equity risk	$194,051	$484,449	$84,600
Total	$194,051	$484,449	$84,600

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund
Asset derivatives
Investments, at value
Purchased options - Equity risk	$237,750	$311,000	$–

Liability derivatives
Unrealized loss on forward foreign currency contracts – Currency contract risk	$–	$–	$(35,064)
Total	$237,750	$311,000	$(35,064)

Notes to Financial Statements	December 31, 2018

The following is a summary of the effect of derivative instruments on the Statements of Operations as of December 31, 2018:

Location	All American Equity Fund	Holmes Macro Trends Fund	Global Resources Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities
Purchased options – Equity risk	$310,563	$767,990	$1,059,085
Net realized gain (loss) from foreign currency transactions
Foreign exchange contracts – Currency contract risk	–	–	(221,595)
Realized gain (loss) from written options– Equity risk	12,289	48,326	–
	322,852	816,316	837,490
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments
Purchased options– Equity risk	(89,360)	(223,087)	(1,791,857)
	(89,360)	(223,087)	(1,791,857)
Total	$233,492	$593,229	$(954,367)

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities
Purchased options– Equity risk	$(5)	$–	$–	$(112,735)
Net realized gain (loss) from foreign currency transactions
Foreign exchange contracts– Currency contract risk	(603,339)	(412,943)	180,744	–
	(603,344)	(412,943)	180,744	(112,735)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments
Purchased options– Equity risk	13,430	17,362	–	(160,049)
Net change in unrealized gain (loss) from foreign currency transactions
Foreign exchange contracts– Currency contract risk	–	–	(35,064)	–
	13,430	17,362	(35,064)	(160,049)
Total	$(589,914)	$(395,581)	$145,680	$(272,784)

Notes to Financial Statements	December 31, 2018

The total value of transactions in written options, purchased options and forward currency contracts outstanding during the year ended December 31, 2018, were approximately as follows:

Fund	Purchased Options	Written Options	Forward Currency Contracts
All American Equity Fund	$538,469	$(61,921)	$–
Holmes Macro Trends Fund	1,436,131	(99,832)	–
Global Resources Fund	2,371,718	–	18,868,411
World Precious Minerals Fund	224,320	–	66,545,147
Gold and Precious Metals Fund	293,638	–	44,793,089
Emerging Europe Fund	–	–	46,848,126

Asset (Liability) amounts shown in the table below represent amounts for derivative related instruments at December 31, 2018. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
All American Equity
Assets:
Over-the-counter derivatives	$194,051	$–	$–	$194,051
Holmes Macro Trends
Assets:
Over-the-counter derivatives	484,449	–	–	484,449
Global Resources
Assets:
Over-the-counter derivatives	84,600	–	–	84,600
World Precious Minerals
Assets:
Over-the-counter derivatives	237,750	–	–	237,750
Gold and Precious Metals
Assets:
Over-the-counter derivatives	311,000	–	–	311,000
Emerging Europe
Liabilities:
Over-the-counter derivatives	(35,064)	–	35,064	–

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Notes to Financial Statements	December 31, 2018

Note 3: Investment Advisory and Other Agreements

The Adviser, under an investment advisory agreement with the Trust in effect through October 1, 2019, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund’s investment objectives, policies and limitations.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Average Percentage of Average Daily Net Assets
U.S. Government Securities Ultra-Short Bond	.50% of the first $250,000,000 and .375% of the excess
Near-Term Tax Free	.50%
All American Equity	.80% of the first $500,000,000 and .75% of the excess
Holmes Macro Trends	1.00%
Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess
World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess
Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess
Emerging Europe	1.25%
China Region	1.25%

The advisory agreement also provides that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund’s performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index
Holmes Macro Trends	S&P Composite 1500 Index
Global Resources	S&P Global Natural Resources Index (Net Total Return)
World Precious Minerals	NYSE Arca Gold Miners Index
Gold and Precious Metals	FTSE Gold Mines Index
Emerging Europe	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)
China Region	Hang Seng Composite Index

No performance adjustment is applied unless the difference between the class’s investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

The amounts shown as Management fee on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the year ended December 31, 2018, the Funds recorded performance adjustments as follows:

Notes to Financial Statements	December 31, 2018

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$(33,360)	N/A
Holmes Macro Trends	(25,281)	N/A
Global Resources	(208,505)	$(790)
World Precious Minerals	(279,263)	(6,883)
Gold and Precious Metals	58,699	N/A
Emerging Europe	(17,060)	N/A
China Region	(4,143)	N/A

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) and the Adviser act as co-administrators to the Trust. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and and Anti-Money Laundering Officer to each Fund, as well as certain additional compliance and administrative support functions. Atlantic also provides fund accounting services to each Fund. The fees related to these services are included in Administration Fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services.

The U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Gold and Precious Metals, Emerging Europe and China Region Funds compensate the Adviser at an annual rate of 0.05% of the average daily net assets of each Fund for administrative services provided, of which half is a fund-level fee and half is a class-level fee. The Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.05% of the average daily net assets for the Investor Class and 0.04% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which the Distributor is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended December 31, 2018, were limited as follows for the Investor Class: U.S. Government Securities Ultra-Short Bond Fund at 0.45%, All American Equity Fund and Holmes Macro Trends Fund at 2.20%, Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Emerging Europe Fund at 2.85% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser’s discretion. The Adviser may temporarily agree to additional reimbursements or limitations.

The Adviser has contractually limited the total operating expenses of the Near- Term Tax Free Fund at 0.45% on an annualized basis through April 30, 2019.

The Adviser has voluntarily agreed to waive all class specific expenses for the Institutional Class of the Global Resources Fund and the World Precious Minerals Fund. These expense

Notes to Financial Statements	December 31, 2018

waivers are exclusive of any performance fee adjustments, and the Adviser can modify or terminate this arrangement at any time.

Atlantic is the transfer agent for the Funds. Each Fund’s share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction- and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

Brown Brothers Harriman & Co. (BBH) serves as the custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis.

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the year ended December 31, 2018, are summarized as follows:

Fund	Purchases	Sales
U.S. Government Securities Ultra-Short Bond	$13,502,434	$15,004,000
Near-Term Tax Free	8,885,594	29,124,841
All American Equity	35,185,953	37,064,395
Holmes Macro Trends	89,091,444	97,134,343
Global Resources	92,026,821	103,529,750
World Precious Minerals	50,308,563	59,462,445
Gold and Precious Metals	61,882,532	66,438,538
Emerging Europe	31,042,178	38,849,788
China Region	22,257,299	31,176,272

Note 5: Tax Information

The following table presents the income tax basis of securities owned at December 31, 2018, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Government Securities Ultra-Short Bond	$42,990,995	$4,471	$(24,616)	$(20,145)
Near-Term Tax Free	46,563,678	108,856	(300,984)	(192,128)
All American Equity	14,334,125	272,951	(1,947,175)	(1,674,224)
Holmes Macro Trends	31,094,951	1,550,449	(5,431,685)	(3,881,236)
Global Resources	125,388,028	2,657,602	(71,911,313)	(69,253,711)
World Precious Minerals	141,138,984	10,350,341	(81,185,855)	(70,835,514)
Gold and Precious Metals	89,249,058	19,320,243	(25,437,493)	(6,117,250)
Emerging Europe	31,425,956	3,417,570	(6,095,465)	(2,677,895)
China Region	12,696,632	415,202	(1,688,660)	(1,273,458)

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Notes to Financial Statements	December 31, 2018

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital and Other Losses
U.S. Government Securities Ultra-Short Bond	$–	$8,779	$4,864	$–
Near-Term Tax Free	3,383	–	–	(1,204,401)
All American Equity	–	266,282	–	–
Holmes Macro Trends	–	–	–	–
Global Resources	–	598,802	–	(216,537,463)
World Precious Minerals	–	–	–	(308,394,992)
Gold and Precious Metals	–	–	–	(93,012,206)
Emerging Europe	–	692,720	–	(21,642,346)
China Region	–	78,064	–	(413,099)

Fund (continued)	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
U.S. Government Securities Ultra-Short Bond	$(20,145)	$(8,800)	$(15,302)
Near-Term Tax Free	(192,128)	(3,390)	(1,396,536)
All American Equity	(1,674,224)	–	(1,407,942)
Holmes Macro Trends	(3,881,236)	–	(3,881,236)
Global Resources	(69,249,955)	–	(285,188,616)
World Precious Minerals	(70,835,625)	–	(379,230,617)
Gold and Precious Metals	(6,110,332)	–	(99,122,538)
Emerging Europe	(2,690,804)	–	(23,640,430)
China Region	(1,273,308)	–	(1,608,343)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), section 988 forward currency contracts, and investments in grantor trusts.

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2018, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

Fund	Distributable Earnings	Paid in Capital
U.S. Government Securities Ultra-Short Bond	$–	$–
Near-Term Tax Free	2,532	(2,532)
All American Equity	1	(1)
Holmes Macro Trends	260,111	(260,111)
Global Resources	1,413	(1,413)
World Precious Minerals	5,905,573	(5,905,573)
Gold and Precious Metals	150,507	(150,507)
Emerging Europe	15,445,946	(15,445,946)
China Region	(1)	1

Notes to Financial Statements	December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2018, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
U.S. Government Securities Ultra-Short Bond	$–	$547,449	$–	$–	$547,449
Near-Term Tax Free	687,244	1,091	–	–	688,335
All American Equity	–	633,115	–	–	633,115
Holmes Macro Trends	–	4,744,187	31,039	–	4,775,226
Global Resources	–	2,788,594	–	–	2,788,594
World Precious Minerals	–	10,699,257	–	–	10,699,257
Gold and Precious Metals	–	1,486,190	–	–	1,486,190
Emerging Europe	–	–	–	–	–
China Region	–	134,447	257,470	–	391,917

The tax character of distributions paid during the fiscal year ended December 31, 2017, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
U.S. Government Securities Ultra-Short Bond	$–	$356,650	$–	$–	$356,650
Near-Term Tax Free	960,480	9,834	–	–	970,314
All American Equity	–	11,077	–	–	11,077
Holmes Macro Trends	–	4,147,876	958,934	–	5,106,810
Global Resources	–	2,838,594	–	–	2,838,594
World Precious Minerals	–	26,492,504	–	–	26,492,504
Gold and Precious Metals	–	–	–	–	–
Emerging Europe	–	–	–	–	–
China Region	–	29,602	–	–	29,602

Capital loss carryforwards may be used to off set current or future taxable capital gains until expiration. The loss carryforwards and related expiration dates for each Fund, as of December 31, 2018, are as follows:

	No Expiration
Fund	Short-Term	Long-Term	Total
U.S. Government Securities Ultra-Short Bond	$–	$–	$–
Near-Term Tax Free	675,870	528,531	1,204,401
All American Equity	–	–	–
Holmes Macro Trends	–	–	–
Global Resources	155,390,162	61,147,301	216,537,463
World Precious Minerals	85,683,475	221,663,962	307,347,437
Gold and Precious Metals	42,304,736	50,669,742	92,974,478
Emerging Europe	11,925,933	9,716,413	21,642,346
China Region	–	–	–

During the year ended December 31, 2018, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Notes to Financial Statements	December 31, 2018

Fund
U.S. Government Securities Ultra-Short Bond	$658
All American Equity	588,634
Gold and Precious Metals	7,662,776
Emerging Europe	821,559
China Region	3,330,618

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2018, as follows:

Fund	Post October 31, 2018 Capital Loss Deferral	Post October 31, 2018 Ordinary Loss Deferral
World Precious Minerals	$–	$1,047,555
Gold and Precious Metals	–	37,728
China Region	413,099	–

Note 6: Risks of Concentrations and Foreign Investments

The Near-Term Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

The Global Resources Fund concentrates its investments in the natural resources industries and may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The World Precious Minerals and Gold and Precious Metals Funds concentrate their investments in gold and other precious metals and minerals and, therefore, may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The funds invest in securities that typically respond to changes in the price of gold and other precious metals and minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales. Fluctuations in the prices of gold and other precious metals and minerals will affect the market values of the securities held by these funds.

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil and gas companies are a large part of the Russian economy, and banks typically are a significant component of emerging market economics, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Emerging Europe Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of

Notes to Financial Statements	December 31, 2018

many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to its concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund’s custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2 percent. Each Fund has a maximum borrowing limit of 10 percent of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended December 31, 2018. The Funds paid BBH a total of $15,000 in commitment fees for the year ended December 31, 2018, under this arrangement.

Note 8: Commitments and Contingencies

In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 9: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33- 10532 captioned “Disclosure Update and Simplification,” include: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds’ financial statements for the year ended December 31, 2018.

Notes to Financial Statements	December 31, 2018

Note 10: Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Financial Highlights

U.S. Government Securities Ultra-Short Bond Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$2.00	$2.00	$2.00		$2.00		$2.00
Investment Activities
Net investment income	0.02 *	0.01 *	0.01		0.01		0.01
Net realized and unrealized gain (loss) (a)	0.00	(0.00)	0.00		0.00		0.00
Total from investment activities	0.02	0.01	0.01		0.01		0.01
Distributions
From net investment income	(0.02)	(0.01)	(0.01)		(0.01)		(0.01)
From return of capital	–	–	(0.00	)(a)	–		–
From net realized gains	–	–	(0.00	)(a)	(0.00	)(a)	–
Net asset value, end of year	$2.00	$2.00	$2.00		$2.00		$2.00
Total Return (b)	1.15%	0.69%	0.47%		0.34%		0.36%
Ratios to Average Net Assets:
Net investment income	1.14%	0.68%	0.43%		0.33%		0.35%
Total expenses	0.99%	1.03%	1.00%		1.13%		1.07%
Expenses waived or reimbursed (c)	(0.54)%	(0.58)%	(0.55)%		(0.68)%		(0.74)%
Net expenses (d)	0.45%	0.45%	0.45%		0.45%		0.33%
Portfolio turnover rate	32%	52%	18%		60%		33%
Net assets, end of year (in thousands)	$47,290	$49,427	$56,794		$62,562		$64,020

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015	2014
Ratios to Average Net Assets:
Expense offset	–	–	–	–	–

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$2.21	$2.21	$2.25		$2.25	$2.23
Investment Activities
Net investment income	0.03 *	0.03 *	0.03		0.03	0.05
Net realized and unrealized gain (loss)	(0.01)	–	(0.04)		0.00 (a)	0.02
Total from investment activities	0.02	0.03	(0.01)		0.03	0.07
Distributions
From net investment income	(0.03)	(0.03)	(0.03)		(0.03)	(0.05)
From return of capital	–	–	(0.00	)(a)	–	–
Net asset value, end of year	$2.20	$2.21	$2.21		$2.25	$2.25
Total Return (b)	0.73%	1.20%	(0.45)%		1.45%	3.07%
Ratios to Average Net Assets:
Net investment income	1.17%	1.16%	1.25%		1.52%	2.13%
Total expenses	1.01%	1.03%	0.97%		1.09%	1.08%
Expenses waived or reimbursed (c)	(0.56)%	(0.58)%	(0.52)%		(0.64)%	(0.63)%
Net expenses (d)	0.45%	0.45%	0.45%		0.45%	0.45%
Portfolio turnover rate	16%	14%	33%		15%	12%
Net assets, end of year (in thousands)	$49,914	$69,120	$95,301		$106,769	$89,595

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.07)%	(0.04)%	(0.02)%	–	(e)	–	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$24.90	$23.53	$23.60	$27.84		$32.18
Investment Activities
Net investment income (loss)	0.02 *	0.09 *	0.02	0.09		(0.16)
Net realized and unrealized gain (loss)	(1.55)	1.30	(0.05)	(1.23)		0.84
Total from investment activities	(1.53)	1.39	(0.03)	(1.14)		0.68
Distributions
From net investment income	(0.15)	(0.02)	(0.04)	(0.06)		–
From net realized gains	(0.93)	–	–	(3.04)		(5.02)
Short-Term Trading Fees*	–	–	0.00 (a)	0.00	(a)	0.00 (a)
Net asset value, end of year	$22.29	$24.90	$23.53	$23.60		$27.84
Total Return (b)	(6.07)%	5.90%	(0.14)%	(4.20)%		1.94%
Ratios to Average Net Assets:
Net investment income (loss)	0.07%	0.38%	0.06%	0.31%		(0.54)%
Total expenses	1.86%	1.79%	1.75%	1.94%		2.16%
Expenses waived or reimbursed (c)	(0.07)%	(0.04)%	(0.02)%	(0.02)%		(0.03)%
Net expenses (d)	1.79%	1.75%	1.73%	1.92%		2.13%
Portfolio turnover rate	244%	346%	303%	109	%(e)	253%
Net assets, end of year (in thousands)	$13,636	$15,932	$17,350	$19,117		$21,936

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.07)%	(0.04)%	(0.02)%	–	(f)	–	(f)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Holmes Macro Trends Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$19.52	$18.65		$18.59		$20.25		$24.24
Investment Activities
Net investment loss	(0.06)*	(0.08	)*	(0.06)		(0.11)		(0.26)
Net realized and unrealized gain (loss)	(1.61)	3.66		1.68		(0.06)		(1.36)
Total from investment activities	(1.67)	3.58		1.62		(0.17)		(1.62)
Distributions
From net realized gains	(2.49)	(2.71)		(1.56)		(1.49)		(2.37)
Short-Term Trading Fees*	–	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of year	$15.36	$19.52		$18.65		$18.59		$20.25
Total Return (b)	(8.28)%	19.17%		8.66%		(0.94)%		(6.74)%
Ratios to Average Net Assets:
Net investment loss	(0.32)%	(0.41)%		(0.34)%		(0.55)%		(1.17)%
Total expenses	1.77%	1.86%		1.67%		1.81%		1.94%
Expenses waived or reimbursed (c)	(0.06)%	(0.04)%		–		–		–
Net expenses (d)	1.71%	1.82%		1.67%		1.81%		1.94%
Portfolio turnover rate	245%	264	%(e)	275	%(e)	320	%(e)	183	%(e)
Net assets, end of year (in thousands)	$33,848	$41,597		$40,706		$41,135		$46,250

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.06)%	(0.04)%	(0.02)%	–	(f)	–	(f)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$6.09	$5.25		$4.72		$6.67		$9.36
Investment Activities
Net investment income*	0.12	0.11		0.06		0.10		0.04
Net realized and unrealized gain (loss)	(1.67)	0.91		0.64	*	(2.00	)*	(2.73	)*
Total from investment activities	(1.55)	1.02		0.70		(1.90)		(2.69)
Distributions
From net investment income	(0.21)	(0.18)		(0.17)		(0.05)		–
Short-Term Trading Fees*	–	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of year	$4.33	$6.09		$5.25		$4.72		$6.67
Total Return (b)	(25.48)%	19.57%		14.99%		(28.43)%		(28.74)%
Ratios to Average Net Assets:
Net investment income	2.05%	1.94%		1.13%		1.72%		0.44%
Total expenses	1.57%	1.61%		1.85%		1.58%		1.45%
Expenses waived or reimbursed (c)	(0.06)%	(0.02)%		(0.01)%		(0.06)%		–	(d)
Net expenses (e)	1.51%	1.59%		1.84%		1.52%		1.45%
Portfolio turnover rate (f)	119%	131	%(g)	255	%(g)	445	%(g)	444	%(g)
Net assets, end of year (in thousands)	$60,699	$95,747		$97,005		$98,126		$171,673

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	Effect on the expense ratio was not greater than 0.005%.
(e)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.05)%	(0.02)%	(0.01)%	–	(d)	–	(d)

(f)	Portfolio turnover is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund

For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$6.13	$5.25		$4.74		$6.67		$9.30
Investment Activities
Net investment income*	0.14	0.14		0.08		0.17		0.08
Net realized and unrealized gain (loss)	(1.66)	0.96		0.65	*	(2.02	)*	(2.71	)*
Total from investment activities	(1.52)	1.10		0.73		(1.85)		(2.63)
Distributions
From net investment income	(0.23)	(0.22)		(0.22)		(0.08)		–
Net asset value, end of year	$4.38	$6.13		$5.25		$4.74		$6.67
Total Return (a)	(24.66)%	20.95%		15.43%		(27.73)%		(28.28)%
Ratios to Average Net Assets:
Net investment income	2.48%	2.43%		1.61%		2.92%		0.85%
Total expenses	11.95%	3.56%		5.41%		1.35%		1.13%
Expenses waived or reimbursed (b)	(10.87)%	(2.46)%		(4.05)%		(0.61)%		(0.27)%
Net expenses (c)	1.08%	1.10%		1.36%		0.74%		0.86%
Portfolio turnover rate (d)	119%	131	%(e)	255	%(e)	445	%(e)	444	%(e)
Net assets, end of year (in thousands)	$222	$518		$1,021		$1,882		$9,733

*	Based on average shares outstanding.
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(c)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.05)%	(0.02)%	(0.01)%	–	(f)	–	(f)

(d)	Portfolio turnover is calculated at the fund level.
(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$4.69	$6.35		$3.64		$4.75		$5.69
Investment Activities
Net investment loss*	(0.03)	(0.10)		(0.09)		(0.03)		(0.06)
Net realized and unrealized gain (loss)	(1.49)	(0.22)		2.82	*	(0.72	)*	(0.88	)*
Total from investment activities	(1.52)	(0.32)		2.73		(0.75)		(0.94)
Distributions
From net investment income	(0.47)	(1.34)		(0.02)		(0.36)		–
Short-Term Trading Fees*	–	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of year	$2.70	$4.69		$6.35		$3.64		$4.75
Total Return (b)	(31.67)%	(4.16)%		75.08%		(15.64)%		(16.52)%
Ratios to Average Net Assets:
Net investment loss	(0.77)%	(1.51)%		(1.28)%		(0.71)%		(0.91)%
Total expenses	1.52%	1.84%		1.99%		1.96%		1.99%
Expenses waived or reimbursed (c)	(0.04)%	(0.02)%		(0.04)%		(0.15)%		(0.03)%
Net expenses (d)	1.48%	1.82%		1.95%		1.81%		1.96%
Portfolio turnover rate (e)	55%	36	%(f)	136	%(f)	71	%(f)	61	%(f)
Net assets, end of year (in thousands)	$69,117	$114,766		$137,338		$78,150		$103,413

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.04)%	(0.02)%	(0.01)%	–	(g)	–	(g)

(e)	Portfolio turnover is calculated at the fund level.
(f)	Excludes option transactions.
(g)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund

For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$4.71		$6.38		$3.65		$4.78		$5.72
Investment Activities
Net investment loss*	(0.00	)(a)	(0.06)		(0.05)		(0.01)		(0.05)
Net realized and unrealized gain (loss)	(1.51)		(0.23)		2.82	*	(0.72	)*	(0.89	)*
Total from investment activities	(1.51)		(0.29)		2.77		(0.73)		(0.94)
Distributions
From net investment income	(0.49)		(1.38)		(0.04)		(0.40)		–
Short-Term Trading Fees*	–		0.00	(a)	–		–		–
Net asset value, end of year	$2.71		$4.71		$6.38		$3.65		$4.78
Total Return (b)	(31.20)%		(3.71)%		75.97%		(15.07)%		(16.43)%
Ratios to Average Net Assets:
Net investment loss	(0.12)%		(0.99)%		(0.69)%		(0.15)%		(0.71)%
Total expenses	3.15%		2.21%		2.60%		20.51%		4.86%
Expenses waived or reimbursed (c)	(2.32)%		(0.91)%		(1.33)%		(19.31)%		(3.23)%
Net expenses (d)	0.83%		1.30%		1.27%		1.20%		1.63%
Portfolio turnover rate (e)	55%		36	%(f)	136	%(f)	71	%(f)	61	%(f)
Net assets, end of year (in thousands)	$1,744		$3,007		$3,821		$76		$154

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.04)%	(0.02)%	(0.01)%	–	(g)	–	(g)

(e)	Portfolio turnover is calculated at the fund level.
(f)	Excludes option transactions.
(g)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$7.96	$7.04		$4.89		$5.16		$6.00
Investment Activities
Net investment loss	(0.06)*	(0.06	)*	(0.07)		(0.04)		(0.05)
Net realized and unrealized gain (loss)	(1.08)	0.98		2.28		(0.21)		(0.79)
Total from investment activities	(1.14)	0.92		2.21		(0.25)		(0.84)
Distributions
From net investment income	(0.12)	–		(0.06)		(0.02)		–
Short-Term Trading Fees*	–	0.00	(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Net asset value, end of year	$6.70	$7.96		$7.04		$4.89		$5.16
Total Return (b)	(14.29)%	13.07%		45.36%		(4.78)%		(14.00)%
Ratios to Average Net Assets:
Net investment loss	(0.87)%	(0.84)%		(1.02)%		(0.83)%		(0.67)%
Total expenses	1.76%	1.68%		1.73%		2.13%		1.93%
Expenses waived or reimbursed (c)	(0.06)%	(0.03)%		(0.02)%		(0.08)%		(0.05)%
Net expenses (d)	1.70%	1.65%		1.71%		2.05%		1.88%
Portfolio turnover rate	74%	67	%(e)	181	%(e)	106	%(e)	99	%(e)
Net assets, end of year (in thousands)	$86,106	$100,740		$93,988		$58,298		$62,777

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.06)%	(0.03)%	(0.01)%	–	(f)	–	(f)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Emerging Europe Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$7.29	$5.94		$5.20		$6.56		$8.82
Investment Activities
Net investment income	0.14 *	0.08	*	0.07		0.04		0.06
Net realized and unrealized gain (loss)	(1.38)	1.27		0.67		(1.40)		(2.11)
Total from investment activities	(1.24)	1.35		0.74		(1.36)		(2.05)
Distributions
From net investment income	–	–		–		–		(0.21)
Short-Term Trading Fees*	–	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of year	$6.05	$7.29		$5.94		$5.20		$6.56
Total Return (b)	(17.01)%	22.73%		14.23%		(20.73)%		(23.22)%
Ratios to Average Net Assets:
Net investment income	2.05%	1.26%		1.19%		0.63%		0.23%
Total expenses	2.43%	2.32%		2.31%		2.60%		2.28%
Expenses waived or reimbursed (c)	(0.04)%	(0.02)%		–	(f)	–		–
Net expenses (d)	2.39%	2.30%		2.31%		2.60%		2.28%
Portfolio turnover rate	81%	97	%(e)	164	%(e)	137	%(e)	93	%(e)
Net assets, end of year (in thousands)	$31,150	$45,302		$42,273		$44,666		$69,066

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016		2015		2014
Ratios to Average Net Assets:
Expense offset	(0.04)%	(0.02)%	–	(f)	–	(f)	–	(f)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$11.53	$7.32		$7.41		$8.20		$8.28
Investment Activities
Net investment income (loss)	0.10 *	(0.06	)*	0.01		0.02		0.00	(a)
Net realized and unrealized gain (loss)	(3.84)	4.28		(0.09)		(0.72)		(0.08)
Total from investment activities	(3.74)	4.22		(0.08)		(0.70)		(0.08)
Distributions
From net investment income	(0.08)	(0.01)		(0.01)		(0.09)		–
From net realized gains	(0.15)	–		–		–		–
Short-Term Trading Fees*	–	–		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of year	$7.56	$11.53		$7.32		$7.41		$8.20
Total Return (b)	(32.46)%	57.67%		(1.05)%		(8.60)%		(0.97)%
Ratios to Average Net Assets:
Net investment income (loss)	0.96%	(0.60)%		0.12%		0.24%		0.08%
Total expenses	2.66%	2.60%		2.74%		3.03%		2.94%
Expenses waived or reimbursed (c)	(0.22)%	(0.09)%		(0.38)%		(0.51)%		(0.43)%
Net expenses (d)	2.44%	2.51%		2.36%		2.52%		2.51%
Portfolio turnover rate	109%	102	%(e)	165	%(e)	210	%(e)	235	%(e)
Net assets, end of year (in thousands)	$13,253	$29,775		$16,510		$16,183		$21,008

*	Based on average shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.
(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2018	2017	2016	2015		2014
Ratios to Average Net Assets:
Expense offset	(0.04)%	(0.05)%	(0.01)%	–	(f)	–	(f)

(e)	Excludes option transactions.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of U.S. Global Investors Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, All American Equity Fund, Holmes Macro Trends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund and China Region Fund, each a series of shares of beneficial interest in U.S. Global Investors Funds (the “Funds”), including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the two-year period ended December 31, 2015 were audited by other auditors, whose report dated February 26, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the U.S. Global Investors Funds since 2016.

Philadelphia, Pennsylvania

February 27, 2019

Trustees and Officers (unaudited)	December 31, 2018

The following table presents information about the Trustees as of December 31, 2018, together with a brief description of their principal occupations during the last five years. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Stacey E. Hong and John Y. Keffer are considered interested trustees due to their affiliation with Atlantic. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2015	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	9	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, Forum Funds II
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2015	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy), since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011- 2017; Chief Financial Officer, Institute of International Education, 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009- 2012.	9	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, Forum Funds II
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2015	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	9	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, Forum Funds II

Trustees and Officers (unaudited)	December 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees (1)
Stacey E. Hong Born: 1966	Trustee	Since 2015	President, Atlantic since 2008	9	Trustee, Forum Funds II
John Y. Keffer Born: 1942	Trustee	Since 2015	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	9	Trustee Forum ETF Trust; Trustee, Forum Funds II; Director, Wintergreen Fund, Inc.

(1)	Stacey E. Hong and John Y. Keffer are currently treated as interested persons of the Trust, as defined in the 1940 Act, due to their affiliations with Atlantic. Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

The following table presents information about each Officer of the Trust as of December 31, 2018, together with a brief description of their principal occupations during the last five years. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Principal Officers of the Trust

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti- Money Laundering Compliance Officer	Since 2015	Counsel, Atlantic since 2014.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Kathleen Somerville Born: 1962	Vice President	Since 2018	Director of Financial Reporting, U.S. Global Investors, Inc. since 2016; Corporate Internal Auditor, U.S. Global Investors, Inc., 1999-2016.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2018

On September 13, 2018, the Board of Trustees (the “Board”) of U.S. Global Investors Funds (the “Trust”), including all the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the advisory agreement with U.S. Global Investors, Inc. (the “Adviser”) for each Fund for an additional one-year term ended September 30, 2019.

In considering approval of the agreement, the Board reviewed a variety of materials relating to each Fund and the Adviser, including (i) the nature, extent and quality of services provided; (ii) a comparison of services rendered and amounts paid to other registered investment companies; (iii) the investment performance of the Funds measured against appropriate benchmarks and peer groups; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates); (v) the extent to which economies of scale are realized as the Funds grow; (vi) whether fee levels reflect any economies of scale for the benefit of Fund shareholders; and (vii) fall-out benefits realized by the Adviser (and its affiliates) from its relationship with the Funds, if any.

In preparation for its September meeting of the Board of Trustees of the Trust (“September Meeting”), the Trustees were presented with a range of information to assist in their deliberations. Those materials included information from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source of data about the mutual fund industry, which compared each Fund’s total contractual and actual investment advisory fees, total expenses, and performance with a group of peer funds that were selected by Broadridge. The Trustees also received a memorandum from Independent Legal Counsel concerning their responsibilities with respect to the approval of the investment advisory agreement. The Independent Trustees met in executive session with Independent Legal Counsel while deliberating.

The Board reviewed the functions performed by the Adviser, the portfolio management team and support staff of the Adviser, the Adviser’s investment strategy and process for each Fund, and the Adviser’s financial condition, and considered the quality of services provided.

For the All American Equity Fund, the information showed that the Fund underperformed the median of its Broadridge peer group for the one-, three- and five-year periods ended June 30, 2018. The Board also observed that the Fund underperformed the S&P 500 Index, the Fund’s primary benchmark index, for the same periods under review. The Board noted the Adviser’s representation that the Fund’s underperformance could be attributed, at least in part, to the Fund’s lack of weighting to securities that were drivers of outperformance for the primary benchmark index and Broadridge peers, as determined by the Fund’s investment focus and Adviser’s investment model. The Board also noted the Adviser’s representation that the Adviser continues to evaluate opportunities to improve its investment model.

For the Holmes Macro Trends Fund, the information showed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2018. The Board also observed that the Fund underperformed the S&P Composite 1500 Index, the Fund’s primary benchmark index, for the one-, three-, and five-year periods ended June 30, 2018. The Board noted the Adviser’s representation that underperformance was related to the Fund’s underweight in securities that were drivers towards its peer group and benchmark’s performances as well as the expense ratio of the Fund.

For the Global Resources Fund, the information showed that the Fund outperformed the median of its Broadridge peer group for the three-year period ended June 30, 2018, and

Approval of Investment Advisory Agreement (unaudited)	December 31, 2018

underperformed the median of its Broadridge peers for the one- and five-year periods ended June 30, 2018. The Board also observed that the Fund underperformed the S&P Global Natural Resources Index (Net Total Return), its primary benchmark index, for the one-, three-, and five-year periods ended June 30, 2018. The Board also considered a group of peers the Adviser believes provide a more optimal comparison (“Comparable Peers”) and noted that the Fund underperformed the Comparable Peers for the one-year period ended June 30, 2018 and outperformed the Comparable Peers for the three-year period ended June 30, 2018. The Board noted the Advisers representation that underperformance over the short term can be attributed to sector allocation and overexposure to junior and small capitalization resource companies. The Board noted the Adviser’s representation that the Adviser anticipates stronger performance over longer periods of time and that the current strategy employed by the Fund does not require remediation.

For the World Precious Minerals Fund, the information showed that the Fund underperformed the median of its Broadridge peers for the one-, three- and five-year period ended June 30, 2018. The Board also observed that the Fund underperformed the NYSE Arca Gold Miners Index, its primary benchmark index, for the one-, three-, and five-year periods ended June 30, 2018. The Board noted that the underperformance relative to the short term can be attributed to a drag on exploration and development companies’ performance and underperformance relative to the three- and five-year periods was due to weak one-year performance.

For the Gold and Precious Metals Fund, the information showed that the Fund outperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended June 30, 2018. The Board also observed that the Fund also outperformed the FTSE Gold Mines Index, its primary benchmark index, for the one-year period ended June 30, 2018 and underperformed its primary benchmark index for the three- and five-year periods ended June 30, 2018.

For the Emerging Europe Fund, the information showed that the Fund performed at the median of the Broadridge peer group for the one-year period ended June 30, 2018, and underperformed the median of the Broadridge peer group for the three- and five-year period ended June 30, 2018. The Board observed that the Fund outperformed the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the Fund’s primary benchmark index, for the one-year period ended June 30, 2018, and underperformed its primary benchmark index for the three- and five-year periods ended June 30, 2018. The Board noted the Adviser’s representation that the Broadridge peer group, which consists of broad emerging market strategies, does not provide an optimal comparison to the Fund’s dedicated emerging Europe strategy.

For the China Region Fund, the information showed that the Fund underperformed the median Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2018. The Board observed that the Fund outperformed the Hang Seng Composite Index (“HSCI”), its primary benchmark index, for the one-, three-, and five-year periods ended June 30, 2018. The Board noted the Adviser’s representation that the Fund is designed to outperform the HSCI with a focus on investments in Hong Kong, consistent with the constituents of the benchmark, and not the broader region, unlike some of the peer funds.

For the Near-Term Tax Free Fund, the information showed that the Fund performed at the median of its Broadridge peer group for the one- and five-year periods ended June 30, 2018 and underperformed the median of its Broadridge peers for the three-year period ended June 30, 2018. The Board also noted that the Fund underperformed the Bloomberg Barclays 3-Year Municipal Bond Index, the Fund’s primary benchmark index, for the one- and three-

Approval of Investment Advisory Agreement (unaudited)	December 31, 2018

year periods ended June 30, 2018, but outperformed the primary benchmark index for the five-year period ended June 30, 2018. The Board noted the Adviser’s representation that the Fund’s median performance relative to its peer group’s average performance over the one-year period could be attributed to the Fund having a longer weighted duration than one of the funds in the peer group at a time when short-term yields outperformed long-term yields. The Board noted the Adviser’s representation that underperformance relative to the Fund’s primary benchmark can be attributed to maintaining an underweight duration position versus the benchmark, which the Adviser believes will benefits shareholders due to continued rate hikes by the Federal Reserve and potential accelerated inflation.

For the U.S. Government Securities Ultra-Short Bond Fund, the information showed that the Fund underperformed the Bloomberg Barclays U.S. Treasury Bills 6-9 Month Total Return Index, the Fund’s primary benchmark index, for the one- and three-year period ended June 30, 2018, but outperformed the primary benchmark index for the five-year period ended June 30, 2018. The Board also noted the Adviser’s representation that the Fund outperformed the average of the selected short U.S. Treasury Funds for the one-year period ended June 30, 2018, and underperformed the average of selected short U.S. Treasury Funds for the three-and five-year periods ended June 30, 2018. The Board noted the Adviser’s representation that underperformance against the benchmark was a result of the Fund’s duration being longer than the benchmark during a period when shorter yield outperformed longer yields.

The Board also reviewed information on each Fund’s advisory fee and expense ratios compared to the advisory fees and expense ratios of a peer group of funds based upon information prepared by Broadridge. The Board also compared the expense ratios of the Funds to industry data provided by the Adviser and compiled by the Investment Company Institute (“ICI”), which reflected the expense ratios for funds of small fund complexes, categorized into relevant fund types (e.g., sector funds, international funds, and growth funds). The Board also noted the Adviser’s representation that the Adviser continues to evaluate opportunities to reduce expenses that negatively affect the Funds’ investment results.

For the All American Equity Fund, the information showed that, as of June 30, 2018, the Fund’s actual advisory fee and the actual total expenses were each greater than the median of its Broadridge peer group.

For the Holmes Macro Trends Fund, the information showed that, as of June 30, 2018, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

For the Global Resources Fund, the information showed that, as of June 30, 2018, the Fund’s actual advisory fee was equal to the median of its Broadridge peer group, and its actual total expenses was greater than the median of its Broadridge peer group.

For the World Precious Minerals Fund, the information showed that, as of June 30, 2018, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

For the Gold and Precious Metals Fund, the information showed that, as of June 30, 2018, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2018

For the Emerging Europe Fund, the information showed that, as of June 30, 2018, each of the Fund’s actual advisory fee and actual total expenses were greater than the median of its Broadridge peer group.

For the China Region Fund, the information showed that, as of June 30, 2018, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group.

For the Near-Term Tax Free Fund, the information showed that, as of June 30, 2018, each of the Fund’s actual advisory fee and actual total expenses were less than the median of its Broadridge peer group.

For the U.S. Government Securities Ultra-Short Bond Fund, the information showed that, as of June 30, 2018, each of the Fund’s actual advisory fee and actual total expenses were less than the median of its Broadridge peer group.

The Board considered the Adviser’s representation that higher expenses are inherent in small fund complexes, such as the Trust, noting the difficulty that small complexes face in spreading increasing overhead over a small asset base. In addition, the Board noted that the Adviser is contractually limiting expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) on an annualized basis for the Near- Term Tax Free Fund at 0.45% of average net assets through at least April 30, 2019. The Board also noted that the Adviser is currently voluntarily waiving all class specific expenses for the Institutional Classes of the Global Resources Fund and the World Precious Minerals Fund and is currently voluntarily limiting expenses at the following levels for the Investor Classes of the Funds (all voluntary expense limitations may be modified or removed by the Adviser at any time and are exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions, interest, and advisory fee performance adjustments, if any):

	Expense Cap
Funds	Inst’l Class	Investor Class
All American Equity Fund	N/A	2.20%
China Region Fund	N/A	2.55%
Emerging Europe Fund	N/A	2.85%
Global Resources Fund	All class specific expenses	1.90%
Gold and Precious Metals Fund	N/A	1.90%
Holmes Macro Trends Fund	N/A	2.20%
World Precious Minerals Fund	All class specific expenses	1.90%
U.S. Government Securities Ultra-Short Bond Fund	N/A	0.45%

The Board considered the fee structure of the agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds.

As part of its review of the agreement, the Board considered whether the Funds have experienced any economies of scale that should be shared with shareholders. The Board noted that, in all cases, the Adviser did not believe, with respect to the investment advisory services provided, that it was realizing significant economies of scale.

Based on all the above-mentioned factors, other information provided, and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board, including the Independent Trustees,

Approval of Investment Advisory Agreement (unaudited)	December 31, 2018

concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the advisory agreement with the Adviser.

Additional Information (unaudited)

Additional Federal Tax Information

The percentage of tax-exempt dividends paid by the Near-Term Tax Free Fund for the year ended December 31, 2018, was 99.84%.

In early 2019, the Funds reported on Form 1099-DIV the tax status of all distributions made during the 2018 calendar year. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each Fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

The percentage of ordinary income dividends paid by the Funds during the year ended December 31, 2018, which qualify as Qualified Dividends Income (QDI) and the Dividends Received Deduction (DRD) available to corporate shareholders was:

	Qualified Dividend Income	Dividend Received Deduction	Qualified Investment Income	Qualified Short Term Gain Dividends
U.S. Government Securities Ultra-Short Bond	–%	–%	100.00%	–%
All American Equity	39.93%	38.59%	–%	86.06%
Holmes Macro Trends	8.60%	8.49%	–%	100.00%
Global Resources	62.44%	4.55%	13.22%	–%
World Precious Minerals	0.41%	0.01%	0.05%	–%
Gold and Precious Metals	24.62%	2.04%	2.28%	–%
China Region	97.53%	–%	–%	–%

The amounts which represent foreign source income and foreign taxes paid during the year ended December 31, 2018, are as follows:

	Foreign Source Income	Foreign Tax Credit
Global Resources	$2,208,156	$252,621
World Precious Minerals	731,997	3,582
Gold and Precious Metals	1,003,835	146,293
China Region	775,656	40,494

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds’ statement of additional information (Form 485B), which can be found on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Additional Information (unaudited)

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at http://www.sec. gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example (unaudited)	December 31, 2018

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees, distribution plan fees, shareholder reports (like this one), and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) as indicated below.

●	Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

●	Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Expense Example (unaudited)	December 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*
U.S. Government Securities Ultra-Short Bond Fund
Based on Actual Fund Return	$1,000.00	$1,006.52	$2.28
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.94	$2.29
Near-Term Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,005.98	$2.28
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.94	$2.29
All American Equity Fund
Based on Actual Fund Return	$1,000.00	$926.24	$8.79
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.08	$9.20
Holmes Macro Trends Fund
Based on Actual Fund Return	$1,000.00	$917.21	$7.93
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.94	$8.34
Global Resources Fund Investor Class
Based on Actual Fund Return	$1,000.00	$786.57	$6.62
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.80	$7.48
Global Resources Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$789.49	$3.97
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,020.77	$4.48
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$1,000.00	$843.37	$6.83
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.80	$7.48
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$846.13	$4.37
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,020.47	$4.79
Gold and Precious Metals Fund
Based on Actual Fund Return	$1,000.00	$893.00	$8.30
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.43	$8.84
Emerging Europe Fund
Based on Actual Fund Return	$1,000.00	$893.65	$11.98
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,012.55	$12.73
China Region Fund
Based on Actual Fund Return	$1,000.00	$727.17	$10.01
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.61	$11.67

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The Funds’ Investor Class’ annualized expense ratios (after reimbursements and offsets) for the six month period ended December 31, 2018, were 0.45%, 0.45%, 1.81%, 1.64%, 1.47%, 1.47%, 1.74%, 2.51% and 2.30%, respectively, for the U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds. The funds’ Institutional Class’ annualized expense ratios (after reimbursements and offsets) for the six month period ended December 31, 2018, were 0.88% and 0.94%, respectively, for the Global Resources and World Precious Minerals Funds. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the period, then divided by 365 days in the current fiscal year.

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ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, U.S. Global Investors Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,900 in 2017 and $139,600  in 2018.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $0 in 2018.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $27,000 in 2017 and $27,000  in 2018.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $27,000  in 2017 and $27,000 in 2018.  These fees related to tax services rendered to the Registrant.

(h) All non-audit services rendered in (g) above were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant U.S. Global Investors Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 26, 2019

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 26, 2019